UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 31, 2008 Annual Reports transmitted to shareholders.

WILLIAM BLAIR FUNDS

ANNUAL REPORT

DECEMBER 31, 2008

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2008	William Blair Funds 1

PERFORMANCE AS OF DECEMBER 31, 2008—CLASS N SHARES (unaudited)

	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund					3/20/1946	«««« Among 1,507 large growth Funds
Class N	(37.61)	(7.41)	(1.34)	(1.93)
Morningstar Large Growth	(40.67)	(10.28)	(3.37)	(2.46)
Russell 3000® Growth	(38.44)	(9.12)	(3.33)	(4.01)
Standard & Poor’s 500	(37.00)	(8.36)	(2.19)	(1.38)

Tax-Managed Growth Fund						«««« Among 1,507 large growth Funds
Class N Return before Taxes	(39.57)	(10.41)	(2.87)	(3.46)	12/27/1999
After Taxes on Distributions	(39.57)	(10.41)	(2.87)	(3.46)
After Taxes on distributions and Sale of Fund Shares	(25.72)	(8.69)	(2.42)	(2.89)
Morningstar Large Growth	(40.67)	(10.28)	(3.37)	—
Russell 3000® Growth	(38.44)	(9.12)	(3.33)	(7.38)

Large Cap Growth Fund					12/27/1999	««« Among 1,507 large growth Funds
Class N	(37.76)	(10.23)	(4.62)	(8.05)
Morningstar Large Growth	(40.67)	(10.28)	(3.37)	—
Russell 1000® Growth	(38.44)	(9.11)	(3.42)	(7.63)

Small Cap Growth Fund					12/27/1999	«« Among 704 small growth Funds
Class N	(46.85)	(15.96)	(5.24)	6.42
Morningstar Small Growth	(41.55)	(11.35)	(3.52)	—
Russell 2000® Growth	(38.54)	(9.32)	(2.35)	(4.15)
Russell 2000®	(33.79)	(8.29)	(0.93)	1.64
The Small Cap Growth Fund’s Performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Mid Cap Growth Fund					2/1/2006	Not rated.
Class N	(34.71)	—	—	(8.04)
Morningstar Mid-Cap Growth	(43.77)	—	—	—
Russell MidCap® Growth	(44.32)	—	—	(13.84)

Small-Mid Cap Growth Fund					12/29/2003	«««« Among 821 mid-cap growth funds
Class N	(37.71)	(8.44)	(0.72)	(0.84)
Morningstar Mid-Cap Growth	(43.77)	(10.92)	(2.44)	—
Russell 2500™ Growth	(41.50)	(10.36)	(2.24)	(2.35)

Global Growth Fund					10/15/2007	Not rated.
Class N	(49.52)	—	—	(43.43)
Morningstar World Stock	(41.91)	—	—	—
MSCI All Country World IMI (net)	(42.34)	—	—	(38.67)
MSCI All Country World (gross)	(41.85)	—	—	(38.06)

International Growth Fund					10/1/1992	«««« Among 209 foreign large growth funds
Class N	(52.33)	(11.51)	(0.02)	6.49
Morningstar Foreign Large Growth	(46.56)	(8.21)	0.61	0.66
MSCI All Country World Ex-U.S. IMI (net)	(45.99)	(7.44)	2.61	2.26
MSCI All Country World Ex-U.S. (gross)	(45.24)	(6.57)	3.00	2.27

International Equity Fund					5/24/2004	««« Among 209 foreign large growth funds
Class N	(48.75)	(10.23)	—	(1.55)
Morningstar Foreign Large Growth	(46.56)	(8.21)	—	—
MSCI All Country World Ex-U.S. IMI (net)	(45.99)	(7.44)	—	2.91
MSCI All Country World Ex-U.S. (gross)	(45.24)	(6.57)	—	3.42

Please see the next page for important disclosure information.

2 Annual Report	December 31, 2008

PERFORMANCE AS OF DECEMBER 31, 2008—CLASS N SHARES—CONTINUED (unaudited)

	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
International Small Cap Growth Fund					11/1/2005	«« Among 103 foreign small/mid growth funds
Class N	(51.82)	(13.13)	—	(9.37)
Morningstar Foreign Small/Mid Growth	(49.02)	(10.51)	—	—
MSCI All Country World Small Cap Ex-U.S. (net)	(50.23)	(11.29)	—	(7.91)
MSCI World Small Cap Ex-U.S. (gross)	(47.79)	(13.45)	—	(9.92)

Emerging Markets Growth Fund					6/6/2005	« Among 233 diversified emerging market funds
Class N	(61.71)	(10.06)	—	1.01
Morningstar Diversified Emerging Markets	(54.44)	(6.38)	—	—
MSCI Emerging Markets IMI (net)	(53.78)	(5.22)	—	2.54
MSCI Emerging Markets (gross)	(53.18)	(4.62)	—	3.25

Value Discovery Fund					12/23/1996	««« Among 341 small value funds
Class N	(25.85)	(5.16)	(0.80)	5.87
Morningstar Small Value	(32.24)	(9.63)	(0.97)	5.51
Russell 2000® Value	(28.92)	(7.49)	0.27	6.11
Russell 2000®	(33.79)	(8.29)	(0.93)	3.02

Bond Fund					5/1/2007	Not rated.
Class N	1.64	—	—	3.00
Morningstar Intermediate-Term Bond	(4.70)	—	—	—
Barclays Capital U.S. Aggregate Bond Index	5.24	—	—	6.06

Income Fund					10/1/1990	««« Among 375 short-term bond funds
Class N	(2.46)	0.92	1.41	3.57
Morningstar Short-term Bond	(4.23)	0.96	1.23	3.38
Barclays Capital Intermediate Govt./Credit Bond Index	5.08	5.50	4.21	5.42

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. Class N shares are available to the general public without a sales load. Emerging Leaders Growth Fund does not offer Class N shares.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for Class N shares will vary.

Morningstar Ratings TM are as of 12/31/2008 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ««««/« «««/«««, Tax-Managed Growth Fund «««/«««« /NA, and Large Cap Growth Fund «««/««« /NA, out of 1,507/1,243/608 large growth funds; Small Cap Growth Fund ««/««/NA out of 704/574/NA small growth funds; Small-Mid Cap Growth Fund ««««/««««/NA out of 821/674/NA mid cap growth funds; Value Discovery Fund ««««/«««/««« out of 341/269/121 small value funds; International Growth Fund ««/««/«««««and International Equity Fund «««/NA/NA out of 209/164/80 foreign large growth funds; International Small Cap Growth Fund ««/NA/NA out of 103/NA/NA foreign small/mid growth funds; Emerging Markets Growth Fund «/NA/NA out of 233/NA/NA diversified emerging markets growth funds; Income Fund «««/«««/««« out of 375/318/164 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2008	William Blair Funds 3

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark and peers?

Under very difficult market conditions, the Growth Fund decreased (37.61)% on a total return basis (Class N Shares) for the 12 months ended December 31, 2008. The Fund held up better than its benchmark and Morningstar peer group for 2008. By comparison, the Fund’s benchmark, the Russell 3000 Growth® Index, declined (38.44)%, while the average return for funds in the Morningstar Large Growth peer funds dropped (40.67)%.

What were the most significant factors impacting Fund performance over the course of the year? What factors were behind the Fund’s performance versus the benchmark?

Looking back at 2008, it was an extremely challenging period with severe declines in equity markets and all time high levels of volatility. The Russell 3000® Growth Index had the worst annual decline since its inception in 1979. The broad U.S. market had its third worst annual return in its history—only superseded by two years in the 1930’s. A good portion of the significant retrenchment occurred in the fourth quarter, mostly in October, as the global financial crisis deepened after the demise of Lehman Brothers, investors priced in the prospect of a severe global growth slowdown, and uncertainty continued. The Russell 3000® Growth Index ended the fourth quarter down (23.15)%.

The financial system weakness continued to be focused on deleveraging and very tight credit markets, which caused significant duress for long standing financial institutions, corporations, and consumers. The weakness further manifested in domestic and global economic data with substantial declines in GDP, manufacturing, and industrial production. Corporate earnings have deteriorated too with significant revisions due to the global recession. The consumer also weakened further: unemployment reached 7.20%, credit card defaults rose, home prices dropped, and confidence fell to all time lows. In response, governments worldwide coordinated efforts to stimulate the global economy by reducing interest rates, and providing liquidity. In the U.S., the $700 billion Troubled Asset Relief Program (TARP) plan was passed, and the Federal Funds rate was lowered aggressively from 4.75% to 0.00-0.25%. With continued deterioration in economic data globally, there has been much debate over whether these stimulus initiatives have been enough to keep a significant slowdown at bay, or are focused on the right areas. While these discussions have caused near term confusion on the stimulus plan, there have been some modest signs of improvement with credit markets beginning to thaw as illustrated by lower high yield and Treasuries over Eurodollars (“TED”) spreads. Another positive in the overall global economy has been the decline in commodity prices, for example, oil dropped from all time highs of $145 to less than $40 per barrel. These declines have given a boost to consumers and corporations while also keeping inflation at bay.

As equity markets fell during the year, risk aversion increased with investors flocking to more defensive groups universally. While all sectors were down in the Russell 3000® Growth Index, Consumer Staples and Health Care sectors held up best. Financial stocks were the worst performers as the credit crisis worsened around the globe. Also, investors shunned more cyclical sectors like Energy and Materials as global growth slowed. On a market capitalization basis within the growth segment, investors sought the stability of mega- and large-caps, which

4 Annual Report	December 31, 2008

held up relatively well. Small-cap stocks also held up well in comparison to the mid-cap group which fell further. Similarly, developed markets outperformed emerging markets. Lastly, growth modestly lagged value due to its energy exposure and higher technology weight.

What were among the best performing sectors for the Fund? Are there any specific investments you would like to highlight?

In general, the fund was assisted by our quality growth focus which typically does better when earnings growth becomes rare and clean balance sheets are rewarded a premium. More specifically for the year, our stock selection and overweighted positions in Health Care and Materials sectors helped. Within Health Care, our biotechnology exposure performed particularly well. Gilead Sciences, Inc., the leading provider of drugs to treat HIV, rose more than 10% on strong quarterly earnings reports. We believe that the drivers of HIV growth will continue with increased diagnosis, earlier treatment, and switches from a competitor drug due to safety issues. Another strong relative portfolio performer was Genentech, Inc., which gained greater than 20% due to a takeover bid by Roche for the remaining 44% of the firm’s shares that Roche doesn’t currently own, solid quarterly earnings reports, and the approval of Avastin in the treatment of metastatic breast cancer.

In the Materials sector, our exposure was concentrated in the chemicals industry. The best relative performer was Praxair, Inc., a producer and distributor of industrial gases, which held up well against other materials stocks as a result of attractive earnings reports during the year. More recently, this stock has come under pressure as the market has priced-in slowing global growth. While we continue to favor Praxair due to its robust project pipeline and high bid activity, it will likely be negatively impacted by macro events and we have modestly cut back the position. Secondarily, Ecolab, Inc., a recent addition to the portfolio, was also a contributor. It is a leading global manufacturer and marketer of premium cleaning, sanitizing, and pest elimination products and services for the hospitality, food service, healthcare and industrial markets. They have the leading market share position (12)% and should benefit from favorable secular growth drivers, for example, heightened environmental awareness and increasing government regulation, which increase demand for their products and services. Going forward, Ecolab stands to gain market share from competitors weakened by the financial crisis.

What were among the weakest performing sectors or groups for the Fund (or specific names that were disappointments)?

Although the Consumer Staples sector had the best relative returns in the benchmark as investors sought safety, it was the largest detractor from portfolio performance due to our substantial underweight. In our view, we believe there are better opportunities for earnings growth in other groups. As you might expect, we do not tactically hide in slow growers that the market favors in the short term, but rather seek intermediate to long term growers. While in the near term we have surrendered some performance, our long term results should benefit from our focus on quality companies that have above-market long term growth rates. We held three positions in consumer staples during the year: Wal-Mart de Mexico, Pepsi—which was sold in the first quarter on valuation and commodity cost concerns, and Smart Balance, Inc.—which was added in the fourth quarter.

In the Financial Sector, our stock selection was also a detractor. Our exposure to this group was in-line with the benchmark and primarily included exchanges and asset managers. We did not hold significant positions in those that were credit or interest rate sensitive. The weakest performer was Affiliated Managers Group, Inc., which declined on near term challenges such as heightened redemption activity and market depreciation, both of which lowers assets under management, revenues and earnings. We believe this stock has been oversold and that it continues to offer strong long term value. With a sustained market recovery, it is well positioned to gain inflows globally due to its attractive long-term investment performance and

December 31, 2008	William Blair Funds 5

well diversified equity array. Additionally, IntercontinentalExchange, Inc. came under pressure over slowing volume growth and an increased competitive environment, especially from a potential CME/NYMEX merger. This stock was eliminated on these concerns.

Lastly, market cap exposure had a material impact on the portfolio. As you may recall from previous discussions, we have traditionally been underweighted in slower growing mega cap stocks, while more highly committed to mid- and small-cap stocks, which have more attractive growth profiles in our view. Since mega cap did relatively better than other groups, our underweight hurt results.

What is your current strategy? How is the Fund positioned?

Going forward, the global equity market outlook remains uncertain. Economic conditions are likely to deteriorate further with additional weakness in bellwether metrics such as GDP, unemployment, housing, and consumer confidence. The global policy response to this financial crisis has been aggressive and is at unprecedented levels, which is a bright spot. We would expect these proactive global monetary and fiscal actions to gradually begin to stem and then eventually help reverse the global economic slowdown. The U.S. should see improvement ahead of other developed and emerging countries since we began the stimulus program much earlier, for example, the first Federal Funds rate cut occurred 16 months ago in September 2007. In 2009, we anticipate continued contraction in U.S. economic growth in the first half followed by a slow growing second half based on the stimulus applied. We also expect the consumer to continue to repair their balance sheet and build up savings.

Improvement in several key areas will be critical to the market stabilization and recovery. Credit spreads need to narrow further indicating that investors are more comfortable with risk taking and governmental policy actions. As the credit markets loosen, volatility will likely recede and more normal market activity should return. Another area of concern is the U.S. housing market where a reversal in both the decline in prices and the rise in inventory is required to support consumers, and to help stave off the possibility of deeper losses in the banking sector. As discussed above, emerging countries have started to slow, but it will be vital to global economic growth to have the slowdown in emerging economies be short in duration. Additionally, positive trends in leading economic indicators should show the first signs of progress. We have yet to see these, but we are hopeful for some improvement later in the year.

Entering 2009 with continued uncertainty on the direction of the U.S. equity markets, we must take great care in portfolio positioning to strike a balance in light of possible mixed economic signals and potential earnings disappointments. Investors will be weighing the market levels relative to incremental economic data points and looking for news reports to be relatively less negative as a sign of economic improvement. With that said, there remains a risk of further market declines as investors potentially face more negative economic reports in the near term. In the long term, we do feel comfortable that the fiscal and monetary stimulus will ultimately help and that the U.S. should recover earlier in comparison to other countries. Earnings forecasts for the U.S. market have begun to come down aggressively, and may yet fall further in the coming months, but we believe a substantial portion of the bad news has been priced-in. In our view, valuations are generally attractive and with intra-sector valuation spreads at multi-year highs, this should provide a tremendous opportunity for stock pickers going forward.

As always, we continue to rely on our quality growth philosophy, process and discipline to see us through these difficult market times. We thank you for your patience and perseverance during this challenging market environment.

6 Annual Report	December 31, 2008

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	5 Year	10 Year	Since Inception
Growth Fund Class N	(37.61)%	(7.41)%	(1.34)%	(1.93)%	—%
Growth Fund Class I	(37.35)	(7.10)	(1.04)	—	(1.87	)(a)
Russell 3000® Growth Index	(38.44)	(9.12)	(3.33)	(4.01)	(4.96	)(a)
S&P 500 Index	(37.00)	(8.36)	(2.19)	(1.38)	(2.04	)(a)
(a)	For the period from October 1, 1999 to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 7

Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—30.1%
*Activision Blizzard, Inc.	341,870	$2,954
*Adobe Systems Incorporated	197,149	4,197
Amphenol Corporation	141,680	3,398
*Apple, Inc.	47,980	4,095
*Cisco Systems, Inc.	673,050	10,971
*Cognizant Technology Solutions Corporation	241,090	4,354
*FLIR Systems, Inc.	186,960	5,736
*Google, Inc.	23,205	7,139
Qualcomm Incorporated	295,740	10,596
*Salesforce.com, Inc.	97,890	3,133
*Silicon Laboratories, Inc.	180,875	4,482
*The Ultimate Software Group, Inc.	135,950	1,985
Visa, Inc.	92,373	4,845
*VistaPrint Limited†	140,713	2,619
*WNS Holdings Limited—ADR	271,900	1,427

		71,931

Health Care—21.4%
Allergan, Inc.	130,000	5,242
*CardioNet, Inc.	143,200	3,530
*Celgene Corporation	115,980	6,411
*Genentech, Inc.	86,210	7,148
*Gilead Sciences, Inc.	156,885	8,023
*IDEXX Laboratories, Inc.	181,330	6,542
Pharmaceutical Product Development, Inc.	176,810	5,129
*Qiagen N.V.†	295,620	5,191
*St. Jude Medical, Inc.	118,950	3,921

		51,137

Industrials & Services—13.7%
Danaher Corporation	124,881	7,070
Expeditors International of Washington, Inc.	125,630	4,180
Fastenal Company	236,629	8,247
*InnerWorkings, Inc.	366,410	2,400
Knight Transportation, Inc.	295,130	4,758
Roper Industries, Inc.	138,570	6,015

		32,670

Consumer Discretionary—10.9%
*Bed Bath & Beyond, Inc.	115,400	2,933
*Capella Education Company	49,928	2,934
DeVry, Inc.	93,645	5,376
*K12, Inc.	196,766	3,752
Omnicom Group, Inc.	326,670	8,794
Phillips-Van Heusen Corporation	107,385	2,162

		25,951

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

**Fair valued pursuant to Valuation Procedures adopted by Board of Trustees. This holding represents 1.24% of the Fund’s net assets at December 31, 2008.

Issuer	Shares or Principal	Value

Common Stocks—(continued)
Energy—8.9%
Apache Corporation	110,565	$8,240
*IHS, Inc.	124,215	4,648
Schlumberger Limited†	51,890	2,197
Smith International, Inc.	140,240	3,210
XTO Energy	83,900	2,959

		21,254

Materials—5.4%
Ecolab, Inc.	101,620	3,572
Monsanto Company	66,130	4,652
Praxair, Inc.	76,565	4,545

		12,769

Financials—5.2%
*Affiliated Managers Group, Inc.	81,285	3,407
Charles Schwab & Co., Inc.	296,275	4,791
Wells Fargo & Company	139,150	4,102

		12,300

Consumer Staples—2.5%
*Smart Balance, Inc.	439,500	2,989
Wal Mart de Mexico—ADR**	110,430	2,950

		5,939

Total Common Stock—98.1% (cost $286,793)		233,951

Investment in Affiliate
William Blair Ready Reserves Fund	3,060,445	3,060

Total Investment in Affiliate—1.3% (cost $3,060)		3,060

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08 due 1/2/09, repurchase price $970, collateralized by FHLMC, 5.625%, due 11/23/35	$970	970

Total Repurchase Agreement—0.4% (cost $970)		970

Total Investments—99.8% (cost $290,823)		237,981
Cash and other assets, less liabilities—0.2%		605

Net assets—100.0%		$238,586

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2008

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies that the Advisor expects will have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Tax-Managed Growth Fund posted a (39.57)% decrease on a total return basis (Class N Shares) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, declined (38.44)% while the Standard & Poor’s 500 Stock Index dropped (37.00)%.

What were the most significant market factors impacting Fund performance?

The past year was the worst one for the equity markets since 1931. The Fund’s one-year performance was the worst year in the Fund’s nine-year history.

The equity markets were roiled during the first half of the year by a series of failures by major financial institutions, and the markets entered a state of upheaval during the third quarter. Declines in the financial markets worldwide continued into the fourth quarter and occurred in spite of moves by central banks to restore investor confidence by injecting massive amounts of capital into the financial system. Within the fixed-income markets especially, a “flight-to-liquidity” ensued and investors sought the safe haven of U.S. Treasury securities.

Among the ignominious milestones reached during the fourth quarter was the official declaration that the economy was in recession by the National Bureau of Economic Research, and news that the economy had experienced job losses not seen since the very severe recession of 1974.

The Federal Reserve Board also entered a new era as it set its benchmark overnight federal funds interest rate to a range of 0.00%—0.25%, in a move to signal it still had tools in its arsenal with which to stimulate the economy.

What factors were behind the Fund’s performance versus the benchmark?

The Fund underperformed its Russell 3000® Growth Index benchmark largely because of poor performance from its holdings in the Consumer Staples and Consumer Discretionary sectors.

The Fund’s performance was hampered by its underweight position in Consumer Discretionary and Consumer Staples stocks relative to its benchmark, but even had the Fund had an equal weighting, its holdings were poor performers. The Consumer Staples sector was one of the best performing sectors in the Russell 3000® Growth Index.

What were the weakest performing sectors and investments for the Fund?

Although the weakest performing sectors for the Fund during the quarter compared to the benchmark were Consumer Staples and Consumer Discretionary, two of the Funds weakest performing stocks were International Game Technologies, down (70.97)%, and Suncor Energy, Inc. down (63.99)%. These were held in the Consumer Discretionary and Energy sectors respectively.

December 31, 2008	William Blair Funds 9

International Game Technology designs and manufactures computerized gaming equipment, network systems, and licensing and services for the casino gaming industry. With the downturn in the economy, casinos are deferring the replacement of older equipment, pushing out the “replacement cycle,” for machines. The company is the first to offer server-based gaming—meaning games on machines can be reprogrammed from a central hub. This means that multiple choices can be offered throughout the gaming process, and games can be changed to those that are most popular without having to actually physically install new equipment. However, the company continues to push out the launch date for this new technology. We sold this stock in the fourth quarter.

Suncor Energy’s performance reflected the sharp decline in oil prices and investor concerns that the company would not be nimble enough to be able to quickly adapt its business model to the new realities of lower energy prices.

What were the best performing sectors and investments for the Fund?

On a relative basis the best-performing sectors were Materials and Energy. The Fund’s Energy holdings are long-standing names in the portfolio that we believe are quality, industry-leading companies that have very strong fundamentals and solid prospects. However, we should note that the rapidity with which the commodity bubble burst during the second half of the year—a decline in the price of a barrel of oil from $145 to $40—left many energy companies scrambling to cut costs, and ramp down production in areas that were less profitable. These companies were caught up in investor nervousness about whether they could execute quickly enough with their businesses to respond to the drop in oil prices and whether or not the price of oil would eventually rebound.

The Fund’s two best performing investments were Health Care sector holding Gilead Sciences, Inc. and Consumer Discretionary holding Tractor Supply.

Gilead was up 12.08% for the fourth quarter. Gilead develops and produces drugs for life-threatening infectious diseases. The company currently has four products—Viread, Emtriva, combination pill Truvada, and triple combination Atripla—that are used for HIV treatment regimens and which represent a sizable percentage of the company’s sales. The company also has two promising products undergoing FDA review. Gilead maintained earnings guidance during the quarter when most of its peers did not.

Tractor Supply, a retailer which supplies farm-maintenance and related products, was up 25.90% for the year. However, during the second quarter, Tractor Supply lowered earnings guidance based on the larger macroeconomic outlook as well as weather-related issues. We subsequently sold this stock during the third quarter.

What is your current strategy? How is the Fund positioned?

Notable new additions to the Fund in the fourth quarter include The Kroger Co., in the Consumer Staples sector, and Apollo Group, Inc. in the Consumer Discretionary sector.

Kroger is the largest retail grocery chain in the United States, and uses sophisticated data-mining techniques to successfully target promotions and mailings tailored to specific households in a geographic area.

Apollo Group is the largest for-profit education company, with more than 380,000 students. Its core school is the University of Phoenix, which offers online courses. Apollo Group has an excellent student retention rate and attractive and economical pricing for its programs. The company is expected to benefit as those seeking new employment or advancement in their careers seek to expand their education during this economic downturn.

10 Annual Report	December 31, 2008

Consensus forecasts are for the economy to begin to show improvement during the middle of this year, and while the market is often viewed as a “discounting” mechanism, earnings results will provide a sobering reality check for investors that conditions could become worse before they ultimately get better.

By owning quality companies which still have solid fundamentals—such as strong balance sheets and durable business franchises—our hope is that the companies in the Fund’s portfolio will be able to weather the rough economic conditions ahead, yet still be poised to capture significant upside potential when the economy eventually improves.

We expect the Fund to experience a higher turnover rate in 2009, partly owing to the increased volatility we expect in the market. However, we believe this turnover could work to the Fund’s tax-efficient advantage, as it will allow us to offset any net short-term capital gains in the Fund with the historical tax-loss carry forward that the Fund has available from prior years. We believe this benefit may have more relevance in the coming year than it has had for some time.

December 31, 2008	William Blair Funds 11

Tax-Managed Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class N	(39.57)%	(10.41)%	(2.87)%	(3.46)%
Tax-Managed Growth Fund Class I	(39.50)	(10.20)	(2.64)	(3.22)
Russell 3000® Growth Index	(38.44)	(9.12)	(3.33)	(7.38)
S&P 500 Index	(37.00)	(8.36)	(2.19)	(3.49)
(a)	For the period from December 27, 1999 to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

12 Annual Report	December 31, 2008

Tax-Managed Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—24.1%
*Activision Blizzard, Inc.	10,766	$93
*Adobe Systems Incorporated	5,620	120
*Apple, Inc.	790	67
*Citrix Systems, Inc.	3,430	81
*Dolby Laboratories, Inc., Class “A”	3,590	118
*Electronic Arts, Inc.	2,720	44
*Euronet Worldwide, Inc.	6,680	78
*FLIR Systems, Inc.	3,280	101
*Google, Inc.	285	88
Microsoft Corporation	4,730	92
*Nuance Communications, Inc.	4,060	42
Qualcomm Incorporated	5,100	183
*Salesforce.com, Inc.	3,380	108
*Silicon Laboratories, Inc.	3,000	74
*The Ultimate Software Group, Inc.	5,910	86

		1,375

Health Care—22.4%
Abbott Laboratories	3,440	184
Allergan, Inc.	2,510	101
C.R. Bard, Inc.	1,580	133
*Celgene Corporation	2,310	128
*Gilead Sciences, Inc.	3,780	193
*Healthways, Inc.	5,190	60
*Illumina, Inc.	2,730	71
*Medco Health Solutions, Inc.	4,320	181
Pharmaceutical Product Development, Inc.	3,370	98
*Psychiatric Solutions, Inc.	4,440	124

		1,273

Industrials—13.6%
*Corrections Corporation of America	8,420	138
Danaher Corporation	2,430	138
Expeditors International of Washington, Inc.	3,130	104
Fastenal Company	1,710	60
J. B. Hunt Transport Services, Inc.	3,020	79
Precision Castparts Corp.	1,330	79
Roper Industries, Inc.	2,260	98
*Stericycle, Inc.	1,480	77

		773

Consumer Staples—9.3%
Campbell Soup Company	4,770	143
Colgate-Palmolive Company	2,780	190
CVS Caremark Corporation	3,474	100
The Kroger Co.	3,720	98

		531

* Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—9.0%
Apache Corporation	1,590	$118
EnCana Corporation†	2,120	98
*IHS, Inc.	2,750	103
Schlumberger Limited†	1,360	58
Smith International, Inc.	2,050	47
Suncor Energy, Inc.†	4,610	90

		514

Consumer Discretionary—7.2%
*Apollo Group, Inc.	1,400	107
*GameStop Corp.	4,370	95
*K12, Inc.	3,230	62
McDonald's Corporation	1,440	89
*Scientific Games Corporation	3,260	57

		410

Financials—7.0%
*Affiliated Managers Group, Inc.	2,300	96
Charles Schwab & Co., Inc.	9,050	146
CME Group, Inc.	290	60
T. Rowe Price Group, Inc.	2,690	95

		397

Materials—3.9%
Monsanto Company	780	55
Praxair, Inc.	2,830	168

		223

Total Common Stock—96.5% (cost $6,968)		5,496

Investment in Affiliate
William Blair Ready Reserves Fund	13,711	14

Total Investment in Affiliate—0.3% (cost $14)		14

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08 due 1/2/09, repurchase price $202, collateralized by FHLMC, 5.625%, due 11/23/35	$202	202

Total Repurchase Agreement—3.5% (cost $202)		202

Total Investments—100.3% (cost $7,184)		5,712
Liabilities, plus cash and other assets—(0.3)%		(16)

Net assets—100.0%		$5,696

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 13

James S. Golan

John F. Jostrand

Tracy McCormick

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of quality large domestic growth companies that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark and peers?

Under very difficult market conditions, the Large Cap Growth Fund decreased (37.76)% on a total return basis (Class N Shares) for the 12 months ended December 31, 2008. The Fund held up better than its benchmark and Morningstar peer group for 2008. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, declined (38.44)%, while the average return for funds in the Morningstar Large Growth category dropped (40.67)%.

What were the most significant factors impacting Fund performance over the course of the year? What factors were behind the Fund’s performance versus the benchmark?

Looking back at 2008, it was an extremely challenging period with severe declines in equity markets and all time high levels of volatility. The Russell 1000 Growth® Index had the worst annual decline since its inception in 1979. The broad U.S. market had its third worst annual return in its history—only superseded by two years in the 1930’s. A good portion of the significant retrenchment occurred in the fourth quarter, mostly in October, as the global financial crisis deepened after the demise of Lehman Brothers, investors priced in the prospect of a severe global growth slowdown, and uncertainty continued. The Russell 1000® Growth Index ended the fourth quarter down (22.79)%.

The financial system weakness continued to be focused on deleveraging and very tight credit markets, which caused significant duress for long standing financial institutions, corporations, and consumers. The weakness further manifested in domestic and global economic data with substantial declines in GDP, manufacturing, and industrial production. Corporate earnings have deteriorated too with significant revisions due to the global recession. The consumer also weakened further: unemployment reached 7.20%, credit card defaults rose, home prices dropped, and confidence fell to all time lows. In response, worldwide governments coordinated efforts to stimulate the global economy by reducing interest rates, and providing liquidity. In the U.S., the $700 billion Troubled Asset Relief Program (TARP) plan was passed, and the Federal Funds rate was lowered aggressively from 4.75% to 0.00-0.25%. With continued deterioration in economic data globally, there has been much debate over whether these stimulus initiatives have been enough to keep a significant slowdown at bay, or are focused on the right areas. While these discussions have caused near term confusion on the stimulus plan, there have been some modest signs of improvement with credit markets beginning to thaw as illustrated by lower high yield and Treasuries over Eurodollars (TED) spreads. Another positive in the overall global economy has been the decline in commodity prices, for example, oil dropped from all time highs of $145 to less than $40 per barrel. These declines have given a boost to consumers and corporations while also keeping inflation at bay.

As equity markets fell during the year, risk aversion increased with investors flocking to more defensive groups universally. While all sectors were down in the Russell 1000® Growth Index, Consumer Staples and Health Care sectors held up best. Financial stocks were the worst performers as the credit crisis worsened around the globe. Also, investors shunned more cyclical sectors like Energy and Materials as global growth slowed. On a market capitalization

14 Annual Report	December 31, 2008

basis within the growth segment, investors sought the stability of mega- and large-caps, which held up relatively well. Small-cap stocks also held up well in comparison to the mid-cap group which fell further. Similarly, developed markets outperformed emerging markets. Lastly, growth modestly lagged value due to its energy exposure and higher technology weight.

What were among the best performing sectors for the Fund? Are there any specific investments you would like to highlight?

In general, the portfolio was assisted by our quality growth focus which typically does better when earnings growth becomes rare and clean balance sheets are rewarded a premium. More specifically for the year, our stock selection and overweight in the Health Care sector helped. Our biotechnology exposure performed particularly well. Gilead Sciences, Inc., the leading provider of drugs to treat HIV, rose more than 10% on strong quarterly earnings reports. We believe that the drivers of HIV growth will continue with increased diagnosis, earlier treatment, and switches from a competitor drug due to safety issues. Another strong relative portfolio performer was Genentech, Inc., which gained greater than 20% due to a takeover bid by Roche for the remaining 44% of the firm’s shares that Roche doesn’t currently own, solid quarterly earnings reports, and the approval of Avastin in the treatment of metastatic breast cancer.

Our Consumer Discretionary stock selection also contributed on a relative basis. Apollo Group, Inc., a for profit education company specializing in on-line courses, a relatively new portfolio addition, had positive returns on a better than expected fiscal fourth quarter earnings report as a result of strong enrollments and improved operating efficiencies. Kohl’s Corporation was also a good relative performer due to their strong value positioning within a weak consumer spending environment, tight expense control, and strong inventory management. Going forward, we believe they will benefit from their exclusive private label brands, and increased market share as competitors fail, particularly Mervyn’s and Linens’N Things.

What were among the weakest performing sectors for the Fund (or specific names that were disappointments)?

Although the Consumer Staples sector had the best relative returns in the Fund’s benchmark as investors sought safety, it was the largest detractor from portfolio performance due to our underweight position and stock selection. Avon Products was the largest detractor and was eliminated from the portfolio due to a disappointing third quarter earnings report. U.S. sales came in weaker-than-expected highlighting the more discretionary nature of the firm’s non-beauty business; they also had issues in the execution of their cost control programs lowering their margin goal for the year. PepsiCo also detracted from results. The Portfolio owned this stock in the first half of the year, but sold it as we became concerned with rising input costs especially from corn and packaging, as well as a potential slow down in emerging market demand. However, as the market declined further, PepsiCo held up relatively well as investors looked for more defensive companies, which hurt results compared to the benchmark.

Another detractor was Information Technology stock selection especially in the software group. Electronic Arts declined and was eliminated on below expected results for the quarter and fiscal year 2009. They were challenged by the current consumer weakness, and also significantly adjusted their operating plan for fiscal year 2010, which has reduced our confidence in the management team. Secondarily, Autodesk fell on headwinds in the U.S. commercial construction market, and was eliminated in the first quarter.

What is your current strategy? How is the Fund positioned?

Going forward, the global equity market outlook remains uncertain. Economic conditions are likely to deteriorate further with additional weakness in bellwether metrics such as GDP, unemployment, housing, and consumer confidence. The global policy response to this

December 31, 2008	William Blair Funds 15

financial crisis has been aggressive and is at unprecedented levels, which is a bright spot. We would expect these proactive global monetary and fiscal actions to gradually begin to stem and then eventually help reverse the global economic slowdown. The U.S. should see improvement ahead of other developed and emerging countries since we began the stimulus program much earlier, for example, the first Federal Funds rate cut occurred 16 months ago in September 2007. In 2009, we anticipate continued contraction in U.S. economic growth in the first half followed by a slow growing second half based on the stimulus applied. We also expect the consumer to continue to repair their balance sheet and build up savings.

Improvement in several key areas will be critical to market stabilization and recovery. Credit spreads need to narrow further indicating that investors are more comfortable with risk taking and governmental policy actions. As the credit markets loosen, volatility will likely recede and more normal market activity should return. Another area of concern is the U.S. housing market where a reversal in both the decline in prices and the rise in inventory is required to support consumers, and to help stave off the possibility of deeper losses in the banking sector. As discussed above, emerging countries have started to slow, but it will be vital to global economic growth to have the slowdown in emerging economies be short in duration. Additionally, positive trends in leading economic indicators should show the first signs of progress. We have yet to see these, but we are hopeful for some improvement later in the year.

Entering 2009 with continued uncertainty on the direction of the U.S. equity markets, we must take great care in portfolio positioning to strike a balance in light of possible mixed economic signals and potential earnings disappointments. Investors will be weighing the market levels relative to incremental economic data points and looking for news reports to be relatively less negative as a sign of economic improvement. With that said, there remains a risk of further market declines as investors potentially face more negative economic reports in the near term. In the long term, we do feel comfortable that the fiscal and monetary stimulus will ultimately help and that the U.S. should recover earlier in comparison to other countries. Earnings forecasts for the U.S. market have begun to come down aggressively, and may yet fall further in the coming months, but we believe a substantial portion of the bad news has been priced-in. In our view, valuations are generally attractive and with intra-sector valuation spreads at multi-year highs, this should provide a tremendous opportunity for stock pickers going forward.

As always, we continue to rely on our quality growth philosophy, process and discipline to see us through these difficult market times. We thank you for your patience and perseverance during this challenging market environment.

16 Annual Report	December 31, 2008

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class N	(37.76)%	(10.23)%	(4.62)%	(8.05)%
Large Cap Growth Fund Class I	(37.56)	(10.06)	(4.44)	(7.85)
Russell 1000® Growth Index	(38.44)	(9.11)	(3.42)	(7.63)
(a)	For the period from December 27, 1999 to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 17

Large Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—25.2%
*Adobe Systems Incorporated	10,805	$230
*Apple, Inc.	8,570	731
*Cisco Systems, Inc.	58,564	955
*FLIR Systems, Inc.	13,150	403
*Google, Inc.	2,350	723
Microsoft Corporation	56,255	1,094
*NetApp, Inc.	16,650	233
Qualcomm Incorporated	32,155	1,152
*Salesforce.com, Inc.	11,000	352

		5,873

Health Care—19.8%
Abbott Laboratories	22,520	1,202
Allergan, Inc.	9,545	385
*Celgene Corporation	15,240	843
*Genentech, Inc.	3,380	280
*Gilead Sciences, Inc.	16,935	866
*St. Jude Medical, Inc.	18,065	595
*Thermo Fisher Scientific, Inc.	12,885	439

		4,610

Consumer Discretionary—11.5%
*Apollo Group, Inc.	5,350	410
*Kohl’s Corporation	14,896	539
Lowe’s Companies, Inc.	22,940	494
McDonald’s Corporation	12,575	782
Omnicom Group, Inc.	16,665	449

		2,674

Consumer Staples—11.0%
Campbell Soup Company	13,990	420
CVS Caremark Corporation	14,290	411
The Kroger Co.	18,170	480
Wal-Mart Stores, Inc.	22,300	1,250

		2,561

Industrials—11.0%
Danaher Corporation	10,652	603
Expeditors International of Washington, Inc.	8,315	277
Fastenal Company	15,300	533
J.B. Hunt Transport Services, Inc.	13,220	347
Precision Castparts Corp.	3,950	235
Roper Industries, Inc.	12,750	553

		2,548

Energy—7.0%
Apache Corporation	10,995	819
EOG Resources, Inc.	5,410	360
Schlumberger Limited†	10,790	457

		1,636

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials—5.6%
AXA—ADR	10,700	$240
CME Group, Inc.	1,965	409
Charles Schwab & Co., Inc.	26,885	435
Wells Fargo & Company	7,600	224

		1,308

Materials—4.9%
Ecolab, Inc.	6,550	230
Monsanto Company	6,280	442
Praxair, Inc.	7,865	467

		1,139

Total Common Stock—96.0% (cost $27,506)		22,349

Investment in Affiliate
William Blair Ready Reserves Fund	340,308	340

Total Investment in Affiliate—1.5% (cost $340)		340

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.32125%, due 1/2/09	$400	400

Total Short-Term Investments—1.7% (cost $400)		400

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08 due 1/2/09, repurchase price $231, collateralized by FHLMC, 5.625%, due 11/23/35	231	231

Total Repurchase Agreement—1.0% (cost $231)		231
Total Investments—100.2% (cost $28,477)		23,320
Liabilities, plus cash and other assets—(0.2)%		(41)

Net assets—100.0%		$23,279

See accompanying Notes to Financial Statements.

18 Annual Report	December 31, 2008

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Small Cap Growth Fund decreased (46.85)% on a total return basis (Class N shares) for the 12 months ended December 31, 2008. By comparison the Fund’s benchmark, the Russell 2000® Growth Index, declined (38.54)%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

As we entered 2008, the debate simply was over whether the United States was already in or headed towards a recession. As we exit the year, we are clearly in a global recession and the debate is over the duration and magnitude of the slowdown. The events during the year produced one of the most volatile and challenging equity markets ever.

Housing and mortgage problems morphed into balance sheet issues for financial institutions, which in turn led to credit market and short term liquidity concerns. During the first part of the third quarter, there were fresh signs of growth slowing in emerging markets, and with them, came a sharp reduction in commodity prices. The third quarter also witnessed major bankruptcy filings, government takeovers and government-brokered acquisitions of major financial institutions.

As we look back, the Lehman Brothers failure in mid-September caused a ripple effect that sent global markets into a freefall during the fourth quarter. Lehman’s bankruptcy intensified concerns about counterparty risk and the basic solvency of many well-established financial institutions. Tighter credit conditions and falling equity prices created a vicious feedback loop as leveraged investors were forced to sell stocks to meet margin calls, in turn driving stock prices down further and forcing additional margin calls. Shaken confidence among investors, consumers and businesses manifested itself in ever-worsening economic data. Corporate and consumer cost-cutting took their toll on capital expenditures, employment trends and retail sales both in the U.S. and abroad. Concerns about global economic activity propelled a collapse of energy prices due, in part, to shrinking demand for crude oil.

Global policy responses to ailing economies and financial markets have been unprecedented in scale and coordination. These responses, along with attractive equity valuations and greater clarity on President-elect Obama’s cabinet picks, helped the stock market stage a late fourth quarter rally. This rally allowed equity investors to take back at least a fraction of the losses suffered during the first half of the fourth quarter.

Small cap growth stocks, as measured by the Russell 2000® Growth Index, posted a decline of (38.54)% during 2008. Energy was the notable laggard given the precipitous drop in energy prices after their peak around the July 4th holiday. The sector finished down (51.02)% for the year. Information Technology and the Consumer Discretionary sectors both trailed the market by roughly 5% or more. Consumer Staples turned in the best return at (17.4)%, while the Financial sector had the second best return in the index. Although it might sound counter-intuitive given the troubles of many large financial institutions, small cap financials actually

December 31, 2008	William Blair Funds 19

performed relatively well, finishing down (27.8)%. Health Care also out-performed the market with a (30.4)% return. From a style perspective, the market was biased toward higher momentum, higher quality and more expensive stocks during the year as a whole.

From a relative perspective, the Small Cap Growth Fund underperformed during 2008, with the majority of the underperformance coming in the first seven months of the year. The Fund’s lower-than-benchmark market cap bias, valuation sensitivity and lower allocation to momentum stocks detracted during 2008 as a whole. As an aside, many of these headwinds that have affected the Fund since the beginning of the credit crunch in 2007 seemed to lose steam late in 2008. In addition to the style headwinds, stock selection was also a meaningful detractor from relative performance for the year. This was most pronounced in the Health Care sector as certain Fund holdings trailed their Health Care peers in the benchmark. Our underweight in the sector, especially biotechnology stocks, detracted as well. Some of our larger Information Technology holdings disappointed during the year but we continue to feel comfortable about the long-term prospects for these companies. Also, select stocks in Consumer Discretionary and Financials detracted from relative performance. The largest sources of positive relative performance were stock selection in both the Energy and Telecommunications services sectors.

What were among the weakest performing investments for the Fund?

Two of the worst performing stocks during the year were DG FastChannel, Inc. and Providence Service Corporation.

DG FastChannel enables the electronic distribution of advertisements from advertising agencies to traditional radio and TV broadcasters and other media outlets. The stock underperformed during the year as investors grew increasingly pessimistic on advertising sales. Big advertisers, especially automakers, have cut their advertising budgets in the current economic environment. Another concern that developed late in the year was the potential for a delay in the expected February 2009 transition to digital broadcasting. This transition is expected to speed up the shift to High Definition (HD) advertisements, where DG FastChannel makes a higher profit margin. However, we feel those fears are overblown. DG FastChannel continues to be a large holding as the company stands to benefit greatly from the trend to HD advertising going forward.

Providence Service Corporation provides and manages government-sponsored non-emergency transportation services and social services, such as counseling and foster care. The stock was a meaningful detractor during the year as the company’s business was impacted severely by various macro factors. Since the company receives a fixed fee from government agencies for its services, higher fuel costs and increased utilization rates by patients reduced profit margins. In addition, the weak economy has pressured state budgets, and in turn, pressuring reimbursement levels for vendors such as Providence. Although the company’s business had held up better in the last recession, these factors greatly impacted Providence’s bottom line.

What were among the best performing investments for the Fund?

Two of the best performing stocks during the year were Syniverse and Orthovita, Inc..

Syniverse is a telecommunications services firm whose technologies enable wireless carriers to properly charge each other for voice and data roaming on their respective networks. The stock was a large contributor during 2008. This business strength was primarily due to strong revenues from its data business. The secular trend of increasing data transmitted over mobile networks has clearly helped Syniverse’s business. After the solid move in the stock we decided to exit the position.

20 Annual Report	December 31, 2008

Orthovita is a leading manufacturer and distributor of synthetic-based biomaterial products used in spine surgery and for other bone fractures. The stock performed well during the year on the heels of good momentum in its core business but also in anticipation of FDA approval for a new product, Cortoss, which is a bone augmentation material that mimics the characteristics of human bone. Cortoss should be the next big driver of growth for the company. The product has been used in Europe for the last three years and has just finished clinical trials in the United States. If approved by the FDA, Cortoss has a market opportunity of well over $100 million in revenue. We maintain our positive bias on this name.

What is your current outlook?

Looking forward, we continue to scrutinize our companies’ earnings vulnerability in a depressed economic environment. The global economy, credit markets and financial institutions remain fragile. At the same time, while we believe that the economy will get worse before it gets better, the market has priced in a great deal of bad news. We believe the abundance of fiscal and monetary stimulus, lower gasoline prices, easier earnings comparisons later in 2009 and 2010, and meaningfully high investor cash balances all provide a positive bias to equity markets. We continue to seek out quality growth companies where we believe investor sentiment has pushed valuations down to attractive levels. As always, we remain focused on finding individual companies with superior management teams and defensible business models that should afford them relative success regardless of outside forces.

December 31, 2008	William Blair Funds 21

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	5 Year	Since Inception(a)
Small Cap Growth Fund Class N	(46.85)%	(15.96)%	(5.24)%	6.42%
Small Cap Growth Fund Class I	(46.70)	(15.73)	(4.98)	6.69
Russell 2000® Growth Index	(38.54)	(9.32)	(2.35)	(4.15)
Russell 2000® Index	(33.79)	(8.29)	(0.93)	1.64
(a)	For the period from December 27, 1999 to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

22 Annual Report	December 31, 2008

Small Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—31.3%
*Cavium Networks, Inc.	401,956	$4,225
CryptoLogic, Ltd.†	357,996	820
*DG Fastchannel, Inc	1,013,551	12,649
*DTS, Inc.	244,431	4,485
*Euronet Worldwide, Inc.	907,234	10,533
*Exlservice Holdings, Inc.	628,613	5,387
*GigaMedia Limited†	1,567,417	8,824
*j2 Global Communications, Inc.	398,548	7,987
*Kowabunga!, Inc.	2,639,070	158
*Miva, Inc.	3,885,215	699
*Nuance Communications, Inc.	414,331	4,293
*Optimal Group, Inc.†	1,615,192	792
*Salesforce.com, Inc.	62,885	2,013
*Silicon Laboratories, Inc.	421,523	10,445
*Solera Holdings, Inc.	221,300	5,333
*Sonic Solutions	2,661,273	4,684
*SuccessFactors, Inc.	407,214	2,337
*The Ultimate Software Group, Inc.	440,585	6,433
United Online, Inc.	2,043,289	12,403
*Virtusa Corporation	1,307,147	7,372
*VistaPrint Limited†	165,246	3,075
*Web.com Group, Inc.	2,004,499	7,337
*WNS Holdings Limited—ADR	676,661	3,553

		125,837

Consumer Discretionary—21.1%
*Amerigon Incorporated	1,181,267	3,851
*Bally Technologies, Inc.	222,300	5,342
*Century Casinos, Inc.	1,096,288	1,129
*Coinstar, Inc.	277,596	5,416
*Dolan Media	712,856	4,698
*Duckwall-ALCO Stores, Inc.	359,361	3,443
*Grand Canyon Education, Inc.	267,500	5,024
*Granite City Food & Brewery, Ltd.	1,137,260	370
*Imax Corporation†	315,605	1,407
*Jarden Corporation	750,837	8,634
*Jos. A. Bank Clothiers, Inc.	164,142	4,292
*K12, Inc.	265,859	5,070
*Kona Grill, Inc.	744,995	1,639
*Lions Gate Entertainment Corporation†	901,932	4,961
*MDC Partners, Inc.†	922,001	2,803
*Motorcar Parts of America, Inc.	678,936	2,648
*Penn National Gaming, Inc.	173,505	3,709
Phillips-Van Heusen Corporation	210,733	4,242
*Shuffle Master, Inc.	1,209,088	5,997
Strayer Education, Inc.	37,795	8,104
World Wrestling Entertainment, Inc., Class “A”	183,290	2,031

		84,810

Health Care—19.1%
*Air Methods Corporation	520,264	8,319
*CardioNet, Inc.	354,961	8,750
*Eurand NV†	543,692	4,681
*Healthways, Inc.	560,995	6,440
*HMS Holdings Corporation	133,219	4,199
*Illumina, Inc.	80,793	2,105
*Integra Lifesciences Holding Corporation	185,852	6,611
*Kensey Nash Corporation	293,584	5,698
*Natus Medical, Inc.	298,672	3,868
*Orthovita, Inc.	1,503,861	5,098
*Providence Service Corporation	560,693	813
*Psychiatric Solutions, Inc.	199,205	5,548

Issuer	Shares	Value

Common Stocks—(continued)
Health Care—(continued)
*ResMed, Inc.	134,420	$5,038
*Sangamo Biosciences, Inc.	702,274	2,444
*SurModics, Inc.	229,657	5,803
*Trinity Biotech plc—ADR	750,954	1,224

		76,639

Financials—6.2%
*Affiliated Managers Group, Inc.	146,982	6,161
*Banctec, Inc.**	603,327	3,017
*FirstService Corporation†	485,501	6,350
GFI Group, Inc.	1,411,840	4,998
*Marlin Business Services Corporation	860,992	2,282
National Financial Partners Corporation	698,005	2,122

		24,930

Consumer Staples—5.6%
*Bare Escentuals, Inc.	1,167,390	6,105
*Overhill Farms, Inc.	1,215,052	5,091
*Physicians Formula Holdings, Inc.	862,320	2,406
*Smart Balance, Inc.	1,272,027	8,650

		22,252

Industrials—5.3%
Copa Holdings S.A., Class “A”†	136,688	4,144
Heidrick & Struggles International, Inc.	218,573	4,708
*ICF International, Inc.	218,098	5,359
*InnerWorkings, Inc.	1,082,395	7,090

		21,301

Energy—5.0%
*Carrizo Oil & Gas, Inc.	215,500	3,470
*Comstock Resources, Inc.	97,760	4,619
*Concho Resources, Inc.	346,813	7,914
*Petrohawk Energy Corporation	245,069	3,830

		19,833

Telecommunication Services—1.3%
*Cbeyond, Inc.	332,660	5,316

Total Common Stock—94.9% (cost $605,655)		380,918

Exchange-Traded Fund
iShares, Russell 2000® Growth	286,100	14,551

Total Exchange-Traded Fund—3.6% (cost $13,772)		14,551

Investment in Warrants
*Kowabunga! Inc., 2011, $2.50**	1,424,000	—
*Kowabunga! Inc., 2011, $3.05**	448,409	—
*Kowabunga! Inc., 2011, $4.00**	224,205	—
*Motorcar Parts of America, Inc., 2012, $15.00**	111,575	—
*Zila, Inc., 2011, $2.21**	2,407,202	—

Total Investment in Warrants—0.0% (cost $0)		—

Investment in Affiliate
William Blair Ready Reserves Fund	95,333	95

Total Investment in Affiliate—0.0% (cost $95)		95

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 23

Small Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.321%, due 1/2/09	$100	$100

Total Short-Term Investments—0.0% (cost $100)		100

Total Investments—98.5% (cost $619,622)		395,664
Cash and other assets, less liabilities—1.5%		5,963

Net assets—100.0%		$401,627

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These securities represents 0.75% of the Fund’s net assets at December 31, 2008. These securities were also deemed illiquid pursuant to Liquidity Procedures approved by Board of Trustees.

If the Fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be a affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the year ended December 31, 2008 with companies deemed affiliated during the year or at year-end:

	Share Activity				Year Ended December 31, 2008
					(in thousands)
Security Name	Balance 12/31/2007	Purchases	Sales	Balance 12/31/2008	Value	Dividends Included in Income
pAmerigon	—	1,445,335	264,068	1,181,267	$3,851	$—
Cash Systems	1,131,365	—	1,131,365	—	—	—
Century Casinos, Inc.	1,289,233	281,400	474,345	1,096,288	1,129	—
DG Fastchannel, Inc	1,046,244	308,990	341,683	1,013,551	12,649	—
pDuckwall-ALCO Stores, Inc.	322,738	65,379	28,756	359,361	3,443	—
pGranite City Food & Brewery, Ltd.	1,247,423	—	110,163	1,137,260	370	—
pKona Grill, Inc.	645,829	106,466	7,300	744,995	1,639	—
Kowabunga!, Inc.	4,626,270	—	1,987,200	2,639,070	158	—
pMarlin Business Services Corp.	579,313	328,296	46,617	860,992	2,282	—
pMiva, Inc.	3,027,199	990,792	132,776	3,885,215	699	—
pMotorcar Parts of America, Inc.	706,436	—	27,500	678,936	2,648	—
pOptimal Group, Inc.	2,164,208	—	549,016	1,615,192	792	—
pOverhill Farms, Inc.	1,903,720	80,820	769,488	1,215,052	5,091	—
PDF Solutions, Inc.	1,889,930	—	1,889,930	—	—	—
pPhysicians Formula Holdings, Inc.	1,335,045	—	472,725	862,320	2,406	—
*Progressive Gaming International Corporation	5,331,944	—	1,224,568	—	—	—
Providence Service Corporation	821,414	382,634	643,355	560,693	813	—
pSonic Solutions	1,143,655	2,099,460	581,842	2,661,273	4,684	—
Trinity Biotech plc—ADR	1,010,654	—	259,700	750,954	1,224	—
VistaCare Inc.	1,907,915	—	1,907,915	—	—	—
Volterra Semiconductor Corporation	752,727	307,000	1,059,727	—	—	—
pVirtusa Corporation	708,131	1,188,494	589,478	1,307,147	7,372	—
pWeb.com Group, Inc.	1,922,561	1,243,639	1,161,701	2,004,499	7,337	—
Zila, Inc.	7,237,388	—	7,237,388	—	—	—

					$58,587	$—

*1 for 8 Stock Split on 9/16/08.

p = Affiliated company at December 31, 2008. The Small Cap Growth Fund’s total value in companies deemed to be an affiliate at December 31, 2008 was $42,614 (in thousands).

See accompanying Notes to Financial Statements.

24 Annual Report	December 31, 2008

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of medium-sized domestic growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Mid Cap Growth Fund posted a (34.71)% decrease on a total return basis (Class N Shares) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the Russell Midcap® Growth Index, declined (44.32)% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

As we entered 2008, the debate simply was over whether the United States was already in or headed towards a recession. As we exit the year, we are clearly in a global recession and the debate is over the duration and magnitude of the slowdown. The events in between produced one of the most volatile and challenging equity markets ever. While the absolute return for the Mid Cap Growth Fund was not immune from these trends, the Fund proved to be more resilient than its benchmark during 2008.

Housing and mortgage problems morphed into balance sheet issues for financial institutions, which in turn led to credit market and short term liquidity concerns. During the first part of the third quarter, there were fresh signs of growth slowing in emerging markets, and with them, came a sharp reduction in commodity prices. The third quarter also witnessed major bankruptcy filings, government takeovers and government-brokered acquisitions of major financial institutions.

As we look back, the Lehman Brothers failure in mid-September caused a ripple effect that sent global markets into a freefall during the fourth quarter. Lehman’s bankruptcy intensified concerns about counterparty risk and the basic solvency of many well-established financial institutions. Tighter credit conditions and falling equity prices created a vicious feedback loop as leveraged investors were forced to sell stocks to meet margin calls, in turn driving stock prices down further and forcing additional margin calls. Shaken confidence among investors, consumers and businesses manifested itself in ever-worsening economic data. Corporate and consumer cost-cutting took their toll on capital expenditures, employment trends and retail sales both in the U.S. and abroad. Concerns about global economic activity propelled a collapse of energy prices due, in part, to shrinking demand for crude oil.

Global policy responses to ailing economies and financial markets have been unprecedented in scale and coordination. These responses, along with attractive equity valuations and greater clarity on President-elect Obama’s cabinet picks, helped the stock market stage a late fourth quarter rally. This allowed equity investors to take back at least a fraction of the losses suffered during the first half of the fourth quarter.

The Russell Midcap® Growth Index finished 2008 down (44.32)%. All major economic sectors took a substantial hit during the year. The out-performing sectors were the defensive-natured Health Care and Consumer Staples sectors, which returned (33.30)% and (29.00)%, respectively. All other sectors finished down more than (40)% during the year. The worst sector, Energy, plummeted (55.60)% over the year as energy prices cratered in the back half

December 31, 2008	William Blair Funds 25

of the year. From a style perspective, the market had a bias toward higher quality and lower growth stocks during the year as a whole.

As we discussed above, the Fund was not invulnerable to the market downturn, but it out-performed the Russell Midcap® Growth Index. This was especially evident in the second half of year when the majority of the market declines occurred. Stock selection in the Information Technology sector was the main contributor to relative return. Also, select stocks in both the Industrials and Financials sectors helped the Fund out-perform the benchmark in each of these sectors. On the downside, our higher growth orientation compared to the benchmark was a meaningful detractor. In addition, stock selection in Health Care hurt relative performance.

What were among the weakest performing investments for the Fund?

Two of the worst performing stocks during the year were Hologic, Inc. and Affiliated Managers Group, Inc.

Affiliated Managers Group is an asset management company with equity investments in various small- and mid-sized investment management firms. The company has seen significant revenue pressure as overall assets under management deteriorated with the stock market correction. Investors also questioned Affiliated Managers Group’s balance sheet, given that many of its acquisitions were financed with debt. Despite the decline in share price, we continue to hold the stock as we believe the company’s business model remains solid and that it will experience above-average earnings growth into the future.

Hologic, Inc. is a leading developer, manufacturer and supplier of premium diagnostics products, medical imaging systems and surgical products dedicated to serving the healthcare needs of women. Hologic’s core business units are focused on breast health, diagnostics, GYN surgical, and skeletal health. Its business has been affected by the economic problems and credit market issues. One of the company’s services was hit by women delaying their use of an elective procedure offered by Hologic. More importantly, the company’s digital mammography business has been impacted. With hospital endowments under pressure, hospital budgets tightening, and credit availability becoming tougher to obtain, many hospitals are choosing to delay purchases of Hologic’s machines. However, we continue to hold the stock based on the growth outlook for the company’s other product lines, as well as the reacceleration and secular trend to digital mammography testing in the future.

What were among the best performing investments for the Fund?

Two of the best performing stocks during the year were C.H. Robinson Worldwide, Inc. and DeVry, Inc.

C.H. Robinson Worldwide is a third party transportation logistics company. The company, through its relationships with approximately 48,000 transportation companies, including motor carriers, railroads, air freight, and ocean carriers, selects and hires the appropriate transportation to manage its customers’ freight needs. The company’s business model has been resilient in this tough environment. C.H. Robinson has been able to maintain its bottom line despite lower shipping demands by capitalizing on the glut of truckers and other carriers on the market. The company is able to receive better pricing from these carriers, effectively lowering their costs at a time when shipping volumes are challenged. As the company is able to grow and maintain profit margins in varying macro environments, we continue to hold the position.

DeVry operates in the post-secondary education industry. The company offers campus based and online courses in areas including graduate level management courses, medical and nursing programs, and professional exam preparation. The stock performed quite well during

26 Annual Report	December 31, 2008

the year as the company’s business momentum continues to be robust. Student enrollment figures for the fall term were very encouraging. Management continues to operate the business well and the education environment remains strong as the job market weakens. We continue to hold a position in the name.

What is your current outlook?

Looking forward, we continue to scrutinize our companies’ earnings vulnerability in a depressed economic environment. The global economy, credit markets and financial institutions remain fragile. At the same time, we believe that while the economy will undoubtedly get worse before it gets better, the market has priced in a great deal of bad news. We believe the abundance of fiscal and monetary stimulus, lower gasoline prices, easier earnings comparisons later in 2009 and 2010, the emergence of more realistic earnings expectations from Wall Street analysts for 2009 and 2010, as well as meaningfully high investor cash balances all provide a positive bias to equity markets. We continue to seek out quality growth companies where we believe investor sentiment has pushed valuations down to attractive levels. As always, we remain focused on finding individual companies with superior management teams and defensible business models that should afford them relative success regardless of outside forces.

December 31, 2008	William Blair Funds 27

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	Since Inception(a)
Mid Cap Growth Fund Class N	(34.71)%	(8.04)%
Mid Cap Growth Fund Class I	(34.50)	(7.75)
Russell MidCap® Growth Index	(44.32)	(13.84)
(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell MidCap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

28 Annual Report	December 31, 2008

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—23.8%
*Activision Blizzard, Inc.	89,900	$777
*Alliance Data Systems Corporation	22,680	1,055
*Autodesk, Inc.	34,600	680
*Cognizant Technology Solutions Corporation	56,350	1,018
*Dolby Laboratories, Inc., Class “A”	12,880	422
*F5 Networks, Inc.	23,798	544
*FLIR Systems, Inc.	37,240	1,143
*NetApp, Inc.	59,086	826
*Nuance Communications, Inc.	86,240	894
Paychex, Inc.	14,055	369
*Silicon Laboratories, Inc.	42,730	1,059
*Trimble Navigation Limited	38,520	832

		9,619

Industrials—21.3%
C. H. Robinson Worldwide, Inc.	11,255	619
Dun & Bradstreet Corporation	9,280	716
Expeditors International of Washington, Inc.	13,920	463
Fastenal Company	36,525	1,273
J.B. Hunt Transport Services, Inc.	38,580	1,014
*Iron Mountain, Incorporated	41,767	1,033
Precision Castparts Corp.	11,680	695
Ritchie Bros. Auctioneers Incorporated†	8,000	171
Rockwell Collins, Inc.	16,405	641
Roper Industries, Inc.	23,100	1,003
*Stericycle, Inc.	13,660	711
*SunPower Corp., Class “B”	10,000	304

		8,643

Health Care—16.3%
C.R. Bard, Inc.	6,745	568
*Hologic, Inc.	47,550	622
*IDEXX Laboratories, Inc.	35,870	1,294
*Illumina, Inc.	22,250	580
*Intuitive Surgical, Inc.	8,020	1,019
*Myriad Genetics, Inc.	10,900	722
Pharmaceutical Product Development, Inc.	28,625	830
*Qiagen N.V.†	21,580	379
*St. Jude Medical, Inc.	18,080	596

		6,610

Consumer Discretionary—12.2%
*Bed Bath & Beyond, Inc.	15,560	396
*Chipotle Mexican Grill, Inc. Class “B”	15,840	908
DeVry, Inc.	15,010	862
*Dick’s Sporting Goods, Inc.	40,000	564
*GameStop Corp.	24,950	540
*O’Reilly Automotive, Inc.	26,770	823
Strayer Education, Inc.	4,030	864

		4,957

* Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—6.7%
*Forest Oil Corporation	24,370	$402
Helmerich & Payne, Inc.	21,020	478
Smith International, Inc.	29,690	680
*Southwestern Energy Company	23,240	673
*Ultra Petroleum Corp.†	13,965	482

		2,715

Financials—4.9%
*Affiliated Managers Group, Inc.	39,155	1,641
Greenhill & Co., Inc.	4,760	332

		1,973

Consumer Staples—4.4%
Alberto-Culver Company	31,350	768
*Hansen Natural Corporation	29,920	1,003

		1,771

Materials—4.0%
Airgas, Inc.	24,260	946
Ecolab, Inc.	19,610	689

		1,635

Total Common Stock—93.6% (cost $47,400)		37,923

Investment in Affiliate
William Blair Ready Reserves Fund	518,130	518

Total Investment In Affiliate—1.3% (cost $518)		518

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08, due 1/2/09, repurchase price $1,307, collateralized by FHLMC, 5.625%, due 11/23/35	$1,307	1,307

Total Repurchase Agreement—3.2% (cost $1,307)		1,307

Total Investments—98.1% (cost $49,225)		39,748
Cash and other assets, less liabilities—1.9%		778

Net Assets—100.0%		$40,526

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 29

Karl W. Brewer

Robert C. Lanphier, IV

Matthew A. Litfin

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized U.S. growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund decreased (37.71)% on a total return basis (Class N Shares) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the Russell 2500™ Growth Index, declined (41.50)% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

As we entered 2008, the debate simply was over whether the United States was already in or headed towards a recession. As we exit the year, we are clearly in a global recession and the debate is over the duration and magnitude of the slowdown. The events in between produced one of the most volatile and challenging equity markets ever. While the absolute return for the Small-Mid Cap Growth Fund was not immune from these trends, the Fund proved to be more resilient than its benchmark during 2008.

Housing and mortgage problems morphed into balance sheet issues for financial institutions, which in turn led to credit market and short term liquidity concerns. During the first part of the third quarter, there were fresh signs of growth slowing in emerging markets, and with them, came a sharp reduction in commodity prices. The third quarter also witnessed major bankruptcy filings, government takeovers and government-brokered acquisitions of major financial institutions.

As we look back, the Lehman Brothers failure in mid-September caused a ripple effect that sent global markets into a freefall during the fourth quarter. Lehman’s bankruptcy intensified concerns about counterparty risk and the basic solvency of many well-established financial institutions. Tighter credit conditions and falling equity prices created a vicious feedback loop as leveraged investors were forced to sell stocks to meet margin calls, in turn driving stock prices down further and forcing additional margin calls. Shaken confidence among investors, consumers and businesses manifested itself in ever-worsening economic data. Corporate and consumer cost-cutting took their toll on capital expenditures, employment trends and retail sales both in the U.S. and abroad. Concerns about global economic activity propelled a collapse of energy prices due, in part, to shrinking demand for crude oil.

Global policy responses to ailing economies and financial markets have been unprecedented in scale and coordination. These responses, along with attractive equity valuations and greater clarity on President-elect Obama’s cabinet picks, helped the stock market stage a late-year fourth quarter rally. This rally allowed equity investors to take back at least a fraction of the losses suffered during the first half of the fourth quarter.

The Russell 2500™ Growth Index finished 2008 down (41.50)%, as all major economic sectors in the index returned worse than (30)%. Energy was the standout laggard. With the decline of energy prices in the second half of the year, energy stocks were by far the worst performers down (57.60)% for the year. Consumer Discretionary trailed the overall small-mid cap growth market by 5% while the defensive-natured Consumer Staples and Health Care

30 Annual Report	December 31, 2008

sectors out-performed by roughly 10% for the year. From a style perspective, the market had a bias toward higher quality, lower growth and smaller cap stocks within the small-mid cap growth space.

As we mentioned above, the Fund was clearly affected by the market downturn, but it out-performed the Russell 2500™ Growth Index during 2008. This was especially evident in the second half of the year when the majority of the market declines occurred. The Fund’s higher quality bias was a benefit, but stock selection was the primary differentiator. This was most pronounced in the Industrials sector. An airline and travel services company as well as an industrial distributor stood out among their industrial peers in the benchmark. Consumer Discretionary stock selection was also strong. The Fund’s post-secondary education stocks were the largest source of out-performance within this sector. Energy stock selection was also a positive relative contributor. On the downside, Health Care was the biggest source of relative weakness. Not owning biotechnology stocks detracted, but poor stock selection was the main dynamic in the sector. The Fund’s larger-than-benchmark market cap bias and higher growth bias detracted from performance as well during the year.

What were among the weakest performing investments for the Fund?

Two of the worst performing stocks during the year were Brookdale Senior Living and Affiliated Managers Group, Inc.

Brookdale Senior Living operates senior living facilities in the United States. The company offers three main types of facilities; Independent living, Assisted Living, and Continuing Care Retirement Communities. The stock came under increased pressure throughout the year as economic and credit availability fears escalated. The housing market and consumer woes have delayed new entrants to their facilities and therefore, occupancy rates are down year over year. Management has tried to offset this trend by providing reduced introductory pricing. However, lower occupancy rates and reduced pricing have caused a deterioration in the business, intensifying concerns about Brookdale’s financial flexibility. We sold our position in the stock given these concerns.

Affiliated Managers Group is an asset management company with equity investments in various small and mid-sized investment management firms. The company has seen significant revenue pressure as overall assets under management deteriorated with the stock market correction. Investors also questioned Affiliated Managers Group’s balance sheet, given many of its acquisitions were financed with debt. Despite the decline in share price, we continue to hold the stock as we believe the company’s business model remains solid and that it will experience above-average earnings growth into the future.

What were among the best performing investments for the Fund?

Two of the best performing stocks during the year were Allegiant Travel Company and Strayer Education, Inc.

Allegiant Travel Company, a leisure travel company, provides airline services from small cities to leisure destinations such as Las Vegas, Orlando and Tampa/St. Petersburg. The stock continued its momentum throughout the second half of the year on the heels of lower jet fuel costs. The stock out-performed the market and its airline peers as Wall Street analysts have had to readjust their earnings forecasts significantly higher. In addition to relief on fuel costs, management has executed quite well in this sluggish consumer environment. The company has very little debt, is the low cost producer and manages its fleet capacity to keep planes full, and therefore, individual flights more profitable. We continue to hold a position in the stock.

December 31, 2008	William Blair Funds 31

Strayer Education is a post-secondary education company which offers Associate’s, Bachelor’s and Master’s degrees to working adults through campus-based and online settings. The stock was a top performer during 2008 as business momentum was strong and investors were attracted to the post-secondary education space in a weakening economy. Much of Strayer’s business strength in 2008 was a result of better than expected student enrollment trends, as well as a faster pace of new campus openings and the productivity of those campuses. We continue to hold the stock after the positive results from the company during the year.

What is your current outlook?

Looking forward, we continue to scrutinize our companies’ earnings vulnerability in a depressed economic environment. The global economy, credit markets and financial institutions remain fragile. At the same time, we believe that while the economy will undoubtedly get worse before it gets better, the market has priced in a great deal of bad news. We believe the abundance of fiscal and monetary stimulus, lower gasoline prices, easier earnings comparisons later in 2009 and 2010, the emergence of more realistic earnings expectations from Wall Street analysts for 2009 and 2010, as well as meaningfully high investor cash balances all provide a positive bias to equity markets. We continue to seek out quality growth companies where we believe investor sentiment has pushed valuations down to attractive levels. As always, we remain focused on finding individual companies with superior management teams and defensible business models that should afford them relative success regardless of outside forces.

32 Annual Report	December 31, 2008

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	5 Year	Since Inception(a)
Small-Mid Cap Growth Fund Class N	(37.71)%	(8.44)%	(0.72)%	(0.84)%
Small-Mid Cap Growth Fund Class I	(37.54)	(8.23)	(0.49)	(0.60)
Russell 2500™ Growth Index	(41.50)	(10.36)	(2.24)	(2.35)
(a)	For the period from December 29, 2003 to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 33

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Industrials—25.6%
*Allegiant Travel Company	57,665	$2,801
C. H. Robinson Worldwide, Inc.	24,920	1,371
*Corrections Corporation of America	124,855	2,043
Dun & Bradstreet Corporation	14,060	1,085
Expeditors International of Washington, Inc.	24,790	825
Fastenal Company	65,610	2,286
Heidrick & Struggles International, Inc.	47,240	1,018
J. B. Hunt Transport Services, Inc.	30,955	813
*InnerWorkings, Inc.	153,680	1,007
*Iron Mountain, Incorporated	110,261	2,727
Ritchie Bros. Auctioneers Incorporated†	38,100	816
Rockwell Collins, Inc.	48,770	1,906
Roper Industries, Inc.	18,225	791
*Stericycle, Inc.	35,720	1,860

		21,349

Health Care—20.5%
*CardioNet, Inc.	17,527	432
C.R. Bard, Inc.	11,270	950
*Hologic, Inc.	119,510	1,562
*IDEXX Laboratories, Inc.	41,155	1,485
*Illumina, Inc.	32,580	849
*Integra Lifesciences Holding Corporation	23,020	819
*Intuitive Surgical, Inc.	9,255	1,175
*Myriad Genetics, Inc.	11,350	752
*NuVasive, Inc.	22,860	792
Perrigo Company	22,390	723
Pharmaceutical Product Development, Inc.	59,055	1,713
*Phase Forward Incorporated	92,860	1,163
*Psychiatric Solutions, Inc.	39,375	1,097
*Qiagen N.V.†	66,425	1,166
*ResMed, Inc.	35,360	1,325
*SurModics, Inc.	43,995	1,112

		17,115

Information Technology—20.0%
*Citrix Systems, Inc.	37,360	881
*Cognizant Technology Solutions Corporation	83,695	1,512
*Cybersource Corporation	63,960	767
*Dolby Laboratories, Inc., Class “A”	32,580	1,067
*Euronet Worldwide, Inc.	104,733	1,216
*j2 Global Communications, Inc.	50,475	1,011
*NetApp, Inc.	76,220	1,065
*Nuance Communications, Inc.	202,340	2,096
*Silicon Laboratories, Inc.	88,010	2,181
*Skillsoft, plc—ADR	164,360	1,174
*Ultimate Software Group, Inc.	70,425	1,028
United Online, Inc.	271,830	1,650
*VistaPrint Limited†	58,105	1,081

		16,729

Consumer Discretionary—15.2%
*Apollo Group, Inc.	11,440	876
*Bed Bath & Beyond, Inc.	38,500	979
*Capella Education Company	11,195	658
*Chipotle Mexican Grill, Inc. Class “B”	34,365	1,969

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*Coinstar, Inc.	58,763	$1,146
DeVry, Inc.	23,465	1,347
*GameStop Corp.	42,885	929
*K12, Inc.	66,350	1,265
*O’Reilly Automotive, Inc.	52,850	1,625
Strayer Education, Inc.	5,040	1,081
*Under Armour, Inc.	34,560	824

		12,699

Energy—5.4%
*Concho Resources, Inc.	43,040	982
Helmerich & Payne, Inc.	18,730	426
*Petrohawk Energy Corporation	45,430	710
Smith International, Inc.	36,640	839
*Southwestern Energy Company	29,690	860
*Ultra Petroleum Corp.†	20,375	703

		4,520

Consumer Staples—3.9%
Alberto-Culver Company	42,350	1,038
*Green Mountain Coffee Roasters, Inc.	56,670	2,193

		3,231

Materials—3.8%
Airgas, Inc.	44,335	1,729
Ecolab, Inc.	41,965	1,475

		3,204

Financials—3.2%
*Affiliated Managers Group, Inc.	45,680	1,915
Greenhill & Co., Inc.	10,240	714

		2,629

Total Common Stock—97.6% (cost $102,110)		81,476

Investment in Affiliate
William Blair Ready Reserves Fund	22,322	22

Total Investment in Affiliate—0.0% (cost $22)		22

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08, due 1/2/09, repurchase price $2,166, collateralized by FHLMC, 5.625%, due 11/23/35	$2,166	2,166

Total Repurchase Agreement—2.6% (cost $2,166)		2,166

Total Investments—100.2% (cost $104,298)		83,664
Liabilities, plus cash and other assets—(0.2)%		(185)

Net Assets—100.0%		$83,479

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2008

GLOBAL MARKETS OVERVIEW

The year 2008 will be remembered as one of the worst years in equity market history—only comparable in severity with 1931—due to the scope, scale and rapidity of the decline and to the extraordinary governmental measures to shore up a fragile (and gridlocked) financial system. What started in 2007 as a U.S. subprime crisis spread to global proportions during 2008 with a number of countries and financial institutions facing significant liquidity and credit issues. While the equity market declined approximately (10)% during the first half of the year, losses accelerated in September after Lehman Brothers declared bankruptcy, when fixed income markets froze and equity markets entered a free fall period marked by significant intraday volatility and fear as reflected by the CBOE (Chicago Board of Options Exchange) Volatility Index.

Despite a rally that began in mid-November, global equity markets ended 2008 down (42.34)%, as measured by the MSCI All Country World (IMI) Index (net), with approximately 35% of the decline occurring during the second half of the year. There was no place to hide amidst the market decline as correlations generally went to one. Emerging markets fell the furthest during the second half due to severe risk aversion, reversal of the “commodities trade,” and concerns about a deepening global recession. Non-U.S. equity returns to U.S. investors were also negatively impacted by U.S. Dollar appreciation as investors sold foreign currencies and assets and bought U.S. dollars. At year end, emerging markets were down (53.78)%, while the MSCI Europe, Australiasia, and Far East Index (EAFE) fell (43.71)% and the U.S. fell (37.00)% as measured by the Standard & Poor’s 500. Within emerging markets, Latin America, which was the strongest region during the first half of the year, fell faster during the second half, and ended the year down (51.92)%, while Asia and Emerging Markets Europe, Mid-East and Africa (EMEA) were down (53.70)% and (55.55)%, respectively. Asia, which trailed during most of the year, staged a comeback during November and December, benefitting from lower commodity and energy prices. Within developed markets Japan was the best performing market in USD terms, down (28.11)%, although down over 40% in local terms. The remaining developed regions were all down between 46-52%, with the more resource heavy Pacific ex-Japan economies down the most.

Sector results varied significantly in 2008. As indicated in the chart on the next page, the strongest sectors of Energy and Materials during the first half of the year fell the furthest during the second half, as commodity and energy prices fell significantly amidst a slowing global economy and demand destruction. Conversely, the more defensive Consumer Staples and Health Care sectors outperformed during the second half and therefore year to date. While the Financial sector was the epicenter of the global crisis during the second half of the year, interestingly, it outperformed Energy and Materials, although ended the year as the worst performing sector.

December 31, 2008	William Blair Funds 35

Outlook

Having stabilized and improved somewhat from the panic-stricken levels of the fourth quarter, we believe equity markets now face at least two quarters of extreme weakness in growth and profitability. Economic leading indicators are in sharp decline, consensus GDP growth expectations have dipped in virtually every major economy worldwide, and earnings forecasts for the year ahead continue to plunge, falling by an estimated 9-10% in the month of December alone.

Invariably when cyclical prospects are at their worst, scenarios of severely aggravated cyclical weakness and/or secular decline gain credibility. These concerns help to suppress market confidence and raise questions about the viability of recovery prospects. It may be difficult for the markets to build on their recent gains until the scope of these uncertainties is contained.

On the other hand, we feel that the opportunities that markets present in recessions are becoming increasingly visible. Over the last fifty years in the U.S., for example, whenever economic leading indicators have fallen two standard deviations below trendline, forward equity market returns have averaged roughly 30%—and results are similar in other developed markets. Moreover, money market fund balances as a percent of equity values are at record highs, indicating significant potential allocation to equities.

The message of market fundamentals is equally ambivalent. In our opinion valuations remain reasonably attractive at 10x forward earnings for the MSCI All Country World Ex- U.S. Index (cheaper for emerging markets, more expensive for the U.S.), but the standards of value remain highly uncertain in the context of severe deterioration of earnings expectations and still-elevated corporate credit spreads. Calculated on the basis of aggregate analyst estimates, we expect corporate profits for listed companies outside the U.S. to be roughly flat for 2009. This outcome continues to appear optimistic, although the dramatic pace of estimate cuts may begin to slow as the worst of the revisions in the energy and financial sectors are absorbed. Meanwhile, the relationship between corporate and government interest rates remains far from normal, with only a slight moderation in risk aversion evident in the last six weeks. This distortion makes it even more difficult to assess equity market valuation, especially without the benchmarks of M&A and public offering activity for the markets to reference.

As a result, after the market’s tentative year end recovery rally, there are cross currents of perception influencing markets: recovery opportunities—driven by financial stabilization and economic stimulus—and reasonably favorable valuation and timing signals, counterbalanced by the uncertainties associated with the unprecedented aspects of this downturn.

The increased transparency that investors are looking for in 2009 will come in four key areas: deleveraging and credit stability, consumer confidence and spending behavior, commodity pricing, and China’s cyclical outlook. These will be our key areas of cyclical focus in 2009, but after the wild thematic volatility of 2008, our sector positioning will at least begin the year in relatively neutral territory. Our stock selection strategy in an environment of continuing growth uncertainty will tend to focus on fundamental execution, financial strength, and sustainability of returns at the corporate level.

36 Annual Report	December 31, 2008

W. George Greig

Kenneth J. McAtamney

GLOBAL GROWTH FUND

The Global Growth Fund invests in quality growth companies of all sizes around the world.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 35 for the Global Markets Overview.

The Global Growth Fund posted a (49.52)% decrease (Class N Shares) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the MSCI All Country World IMI Index (net) declined (42.34)%.

The Fund underperformed the benchmark Index during 2008, due to second half results as the Fund added value during the first six months. Over the first half of the year, alpha was generated by strong stock selection across most sectors and developed regions, coupled with emerging markets positioning. However, during the second half of the year, the Fund’s weighting and stock selection in Information Technology and Industrials were the primary detractors of full year results, as was the Fund’s focus on Energy services stocks. Energy services companies, which had benefited from more stable earnings growth through long term contracts had earnings called into question due to concerns about delays and/or cancellations of contracts amidst the severe energy/commodity price declines. Within Industrials the Fund’s focus on alternative energy, infrastructure spending, and energy/mining construction and services companies hampered relative returns, due to the severe and sharp decline in commodity and energy prices and sharp deceleration of global growth, which accelerated during the year. Within Information Technology small cap stocks hurt relative results as did U.S. business services, emerging markets holdings, and Nintendo. Somewhat mitigating these negative effects was the Fund’s underweighting in Materials and Financials, and a Health Care overweighting.

As of year end, the Fund maintained a balanced structure between defensively oriented sectors such as Health Care, 15.9%, and more growth-oriented sectors such as Industrials, 20.1%. We decreased the Energy weightings from approximately 13% to just over 8% during the fourth quarter, due to concerns about energy capital spending and outlook, and remained underweighted in Financials with approximately 17% invested in these holdings, up slightly from 14.7% as of previous quarter end due to an increase outside the U.S. The Fund remained overweighted in Europe, primarily the U.K., and underweighted in Developed Asia, specifically Japan. The U.S. weighting declined during the quarter due largely to a reduction in Information Technology, Financials, and Industrials. The Fund’s weighting in emerging markets approximated 12% of the Fund, up slightly from September 30, with the biggest increase in emerging Asia, which has benefited from weakness in commodity and energy prices, along with a loosening monetary policy and reduction in inflationary concerns and corresponding decrease in Emerging Markets Europe, Mid-East and Africa (EMEA).

December 31, 2008	William Blair Funds 37

Global Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	Since Inception(a)
Global Growth Fund Class N	(49.52)%	(43.43)%
Global Growth Fund Class I	(49.41)	(43.21)
MSCI ACWI IMI (net)	(42.34)	(38.67)
MSCI ACWI (gross)	(41.85)	(38.06)
(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International MSCI All Country World (ACW) (gross) is an index that is designed to measure equity performance in the global market.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI All Country World (ACW) (gross) to the MSCI All Country World ACW Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI ACW IMI (net) represents a broader range of markets then the MSCI ACW (gross) and this range is more representative of the Fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the Fund is a non-resident institutional investor.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

38 Annual Report	December 31, 2008

Global Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Western Hemisphere—39.6%
United States—37.1%
Abbott Laboratories (Pharmaceuticals)	7,318	$391
* Celgene Corporation (Biotechnology)	7,403	409
CME Group, Inc. (Diversified financial services)	2,444	509
Danaher Corporation (Machinery)	10,452	592
EOG Resources, Inc. (Oil, gas & consumable fuels)	7,396	492
* Express Scripts, Inc. (Health care providers & services)	8,361	460
Exxon Mobil Corporation (Oil, gas, & consumable fuels)	6,290	502
* FLIR Systems, Inc. (Electronic equipment & instruments)	18,652	572
* Genentech, Inc. (Biotechnology)	4,854	402
* Gilead Sciences, Inc. (Biotechnology)	9,648	493
J.B. Hunt Transport Services, Inc. (Road & rail)	10,261	270
L-3 Communications Holdings, Inc. (Aerospace & defense)	5,789	427
Lockheed Martin Corporation (Aerospace & defense)	4,020	338
Lowe’s Companies, Inc. (Specialty retail)	12,985	279
MasterCard Incorporated (IT services)	2,419	346
Monsanto Company (Chemicals)	6,432	452
* Myriad Genetics, Inc. (Biotechnology)	4,502	298
* The Nasdaq OMX Group, Inc. (Diversified financial services)	6,843	169
Praxair, Inc. (Chemicals)	7,236	430
Roper Industries, Inc. (Electrical equipment)	9,004	391
Smith International, Inc. (Energy equipment & services)	6,753	155
Strayer Education, Inc. (Diversified consumer services)	1,519	326
* SunPower Corporation, Class “A” (Electrical equipment)	4,985	184
* Trimble Navigation Limited (Electronic equipment & instruments)	12,542	271
Wal-Mart Stores, Inc. (Food & staples retailing)	9,128	512
Wells Fargo & Company (Commercial banks)	14,311	422
Yum! Brands, Inc. (Hotels, restaurants, & leisure)	9,352	295

		10,387

Canada—2.5%
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	25,093	383
Potash Corporation of Saskatchewan, Inc. (Chemicals)†	4,353	319

		702

Europe—19.5%
Denmark—4.0%
Novo Nordisk A/S (Pharmaceuticals)	10,309	532
Novozymes A/S (Chemicals)	3,393	272
* Vestas Wind Systems A/S (Electrical equipment)	5,375	316

		1,120

Issuer	Shares	Value
France—6.8%
Alstom S.A. (Electrical equipment)	7,078	422
AXA (Insurance)	16,713	375
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	11,530	408
Iliad S.A. (Diversified telecommunication services)	5,436	472
* Orpea (Health care providers & services)	6,013	218

		1,895

Germany—2.1%
Beiersdorf AG (Personal products)	6,385	378
* Q-Cells AG (Electrical equipment)	5,894	220

		598

Ireland—1.4%
* ICON plc—ADR (Life sciences tools & services)	19,499	384

Spain—2.0%
* Iberdrola Renovables S.A. (Independent power producers & energy traders)	131,630	574

Switzerland—3.2%
* ABB Ltd. (Electrical equipment)	42,916	655
Partners Group Global Opportunities, Ltd. (Capital markets)	3,317	237

		892

United Kingdom—16.0%
Amlin plc (Insurance)	74,952	390
* Autonomy Corporation plc (Software)	31,056	432
BAE Systems plc (Aerospace & defense)	102,915	560
BG Group plc (Oil, gas & consumable fuels)	41,264	571
BlueBay Asset Management plc (Capital markets)	26,758	27
British American Tobacco plc (Tobacco)	13,000	339
Capita Group plc (Commercial services & supplies)	71,320	765
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	64,325	156
Man Group plc (Capital markets)	90,010	310
Reckitt Benckiser plc (Household products)	6,801	255
VT Group plc (Aerospace & defense)	49,035	396
Wellstream Holdings plc (Energy equipment & services)	53,504	275

		4,476

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 39

Global Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Japan—5.7%
Aeon Mall Co., Ltd. (Real estate management & development)	28,800	$557
Fast Retailing Co., Ltd. (Specialty retail)	2,100	308
Seven Bank, Ltd. (Commercial banks)	87	333
Terumo Corporation (Health care equipment & supplies)	8,400	393

		1,591

Asia—4.9%
Australia—3.7%
BHP Billiton Limited—ADR (Metals & mining)	23,008	489
QBE Insurance Group Limited (Insurance)	30,512	551

		1,040

Singapore—1.2%
Wilmar International, Ltd. (Food products)	174,700	342

Emerging Latin America—2.3%
Brazil—2.3%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	35,800	186
Redecard S.A. (IT services)	21,500	237
SLC Agricola S.A. (Food products)	35,700	214

		637

Emerging Asia—3.2%
China—3.2%
China Life Insurance Co., Ltd. (Insurance)	100,000	307
China Vanke Co., Ltd. (Real estate management & development)	329,400	255
*New Oriental Education & Technology Group, Inc. —ADR (Diversified consumer services)	6,276	345

		907

Emerging Europe, Mid-East, Africa—3.0%
Israel—1.3%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	8,826	376

South Africa—1.7%
Naspers, Ltd. (Media)	25,600	463

Total Common Stock—94.2% (cost $33,435)		26,384

Preferred Stocks
Brazil—1.4%
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	39,555	388

Total Preferred Stocks—1.4% (cost $418)		388

* Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value
Exchange-Traded Funds
China—2.5%
iShares FTSE/Xinhua A50 China Tracker	317,700	343
*World Index Shares ETFs—CSI 300 China Tracker	140,600	352

		695

Total Exchange-Traded Funds—2.5% (cost $727)		695

Investment in Affiliate
William Blair Ready Reserves Fund	28,770	29

Total Investment in Affiliate— 0.1% (cost $29)		29

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.321% due 1/2/09	$35	35

Total Short-term Investments—0.1% (cost $35)		35

Repurchase Agreement
State Street Bank and Trust Company, 0.010% dated 12/31/08, due 1/2/09, repurchase price $91, collateralized by United States Treasury Bill, 0.020% due 2/12/09	91	91

Total Repurchase Agreement—0.3% (cost $91)		91

Total Investments—98.6% (cost $34,735)		27,622
Cash and other assets, less liabilities—1.4%		383

Net assets—100.0%		$28,005

See accompanying Notes to Financial Statements.

40 Annual Report	December 31, 2008

Global Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	20.1%
Financials	17.6%
Health Care	15.9%
Energy	8.7%
Consumer Discretionary	8.6%
Consumer Staples	7.4%
Materials	7.1%
Information Technology	6.8%
Utilities	3.6%
Exchange-Traded Funds	2.5%
Telecommunication Services	1.7%

100.0%

At December 31, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	44.4%
British Pound Sterling	16.3%
Euro	11.2%
Japanese Yen	5.8%
Danish Krone	4.1%
Australian Dollar	3.8%
Brazilian Real	3.7%
Swiss Franc	3.2%
South African Rand	1.7%
Singapore Dollar	1.2%
Hong Kong Dollar	4.6%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 41

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 35 for the Global Markets Overview.

The International Growth Fund posted a (52.33)% decrease (Class N Shares) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the MSCI All Country World (ACWI) Ex-U.S. IMI Index (net), declined (45.99)%.

The Fund underperformed the benchmark Index during 2008 due primarily to the third quarter and October, ending the strategy’s worst absolute and relative year in our history. As we stated in our third quarter review, as the correction unfolded during the third quarter, the Fund remained focused on the areas where we continued to see good balance sheets, strong execution and solid growth prospects, with substantial positions in companies exposed to emerging markets infrastructure growth, resource development, and industrialization, with secondary thematic interest in the emerging markets consumer. As the developed market growth outlook worsened in the third quarter, we maintained an exposure in high quality, well run companies exposed to areas where growth appeared to be resilient. In retrospect, we should have been more sensitive to the influence of macro-level signals on investor sentiment. In short, the macroeconomic environment outweighed corporate fundamentals, while positive earnings trends, a good long term predictor of stock price performance, broke down.

During the fourth quarter, the Fund underperformed due largely to October, as it was being repositioned away from global growth-oriented holdings to a more defensive structure. In particular, the Fund’s weighting and stock selection in Industrials was a primary detractor from results due to its exposure to alternative energy and infrastructure building in emerging markets. Energy stock selection was another key detractor from performance, due primarily to its focus on services companies, and concerns about earnings growth prospectively amidst a significant decline in energy prices and potential contract cancellations and delays, with smaller cap stocks hit the hardest. The Fund’s underweighting, compared to its benchmark, in Japan, which outperformed other regions during the quarter also detracted from performance. Mitigating these negative results was good stock selection in Consumer Discretionary across most developed regions coupled with an underweighting in Financials and Energy and overweighting in Telecommunication Services, Health Care and Consumer Staples.

As of year end, the Fund maintained a balanced structure between defensively oriented sectors such as Consumer Staples, 13.6%, Health Care, 10.9%, and to some extent Telecommunication Services, 6.9%, and more growth-oriented sectors such as Industrials, 15.3% and Information Technology, 4.4%. We increased the weighting in Financials from approximately 15% to 20% during the fourth quarter, with an increased focus on European insurers and to some extent capital markets companies, but in particular those with good balance sheets, solid competitive positioning amidst a changing landscape, and strong management teams with a history of execution. We also began increasing our underweighted Consumer Discretionary exposure late in the fourth quarter at the margin. Regionally, the Fund maintained higher weightings in Europe and the UK, but underweighted in Developed Asia. While the Fund’s emerging markets weighting of approximately 17% was similar to the MSCI ACWI Ex-U.S. IMI Index, its composition changed during the quarter, with a reduction in Emerging Markets Europe, Mid-East and Africa (EMEA) and increase in Emerging Asia, which has been a beneficiary of reduced energy/commodity prices.

42 Annual Report	December 31, 2008

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
International Growth Fund Class N	(52.33)%	(11.51)%	(0.02)%	6.49%	—%
International Growth Fund Class I	(52.17)	(11.24)	0.27	—	3.69
MSCI AC World Ex-U.S. IMI Index (net)	(45.99)	(7.44)	2.61	2.26	0.84
MSCI AC World Ex-U.S. Index (gross)	(45.24)	(6.57)	3.00	2.27	1.30
(a)	For the period from October 1, 1999 to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index (gross) is an unmanaged index that includes developed and emerging markets and reduced Japanese portion.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI All Country World (ACW) Ex-U.S. (gross) to the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. IMI (net) represents a broader range of markets then the MSCI ACW Ex-U.S. (gross) and this range is more representative of the Fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the Fund is considered a non-resident institutional investor.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 43

International Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—38.2%
Austria—0.2%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	188,815	$5,880

Denmark—3.6%
Novo-Nordisk A/S (Pharmaceuticals)	1,656,000	85,423
Novozymes A/S (Chemicals)	227,767	18,267
*Vestas Wind Systems A/S (Electrical equipment)	182,100	10,716

		114,406

France—11.5%
Alstom S.A. (Electrical equipment)	752,920	44,870
April Group S.A. (Insurance)	296,068	7,559
AXA (Insurance)	2,269,844	50,948
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	846,714	29,996
Eurazeo (Diversified financial services)	166,432	7,827
Iliad S.A. (Diversified telecommunication services)	310,281	26,938
*Orpea (Health care providers & services)	317,584	11,499
Schneider Electric S.A. (Electrical equipment)	201,963	15,037
Total S.A. (Oil, gas, & consumable fuels)	432,459	23,776
Veolia Environnement (Multi-utilities)	2,049,687	64,653
Vinci S.A. (Construction & engineering)	290,068	12,241
Vivendi S.A. (Media)	1,972,288	64,285

		359,629

Germany—3.6%
Beiersdorf AG (Personal products)	516,319	30,582
CTS Eventim AG (Media)	267,578	9,180
E. ON AG (Electric utilities)	879,430	34,533
*Manz Automation AG (Semiconductors & semiconductor equipment)	55,571	3,273
*Q-Cells AG (Electrical equipment)	452,599	16,919
*Roth & Rau AG (Electronic equipment)	48,246	1,034
Solarworld AG (Electrical equipment)	308,354	6,901
*Wire Card AG (IT services)	1,776,122	10,380

		112,802

Ireland—1.0%
CRH plc (Construction materials)	476,560	12,253
*ICON plc—ADR (Life sciences tools & services)	772,227	15,205
United Drug plc (Health care providers & services)	1,679,952	5,206

		32,664

Italy—1.4%
Saipem SpA (Energy equipment & services)	2,220,635	37,874
Trevi Finanziaria SpA (Construction & engineering)	457,091	4,884

		42,758

Luxembourg—0.8%
Millicom International Cellular S.A. (Wireless telecommunication services)†	589,729	26,485

Issuer	Shares	Value

Common Stocks—Europe—38.2%—(continued)
Netherlands—0.8%
*Qiagen N.V. (Life sciences tools & services)	1,087,230	$19,229
*Smartrac N.V. (Electronic equipment & instruments)	354,471	5,904

		25,133

Spain—3.5%
Banco Santander S.A. (Commercial banks)	4,086,650	39,480
Gamesa Corporacion Tecnologica S.A. (Electrical equipment)	533,089	9,720
Grifols S.A. (Biotechnology)	1,076,757	18,867
*Iberdrola Renovables S.A. (Independent power producers & energy traders)	5,906,950	25,752
Industria De Diseno Textil Inditex S.A. (Specialty retail)	319,164	14,213

		108,032

Sweden—0.4%
Hennes & Maurtiz AB, Class “B” (Specialty retail)	313,200	12,458

Switzerland—11.4%
*ABB, Ltd. (Electrical equipment)	4,035,189	61,537
*Actelion, Ltd. (Biotechnology)	496,596	28,093
Burckhardt Compression Holding AG (Machinery)	47,078	6,741
Credit Suisse Group AG (Capital markets)	649,607	18,205
Kuehne & Nagel International AG (Marine)	579,060	37,505
*Meyer Burger Technology AG (Machinery)	13,063	1,529
Nestle S.A. (Food products)	1,599,315	63,330
Partners Group Global Opportunities, Ltd. (Capital markets)	211,201	15,116
Roche Holdings, Ltd. AG (Pharmaceuticals)	364,702	56,462
SGS S.A. (Commercial services & supplies)	3,344	3,497
*Temenos Group AG (Software)	110,792	1,495
Zurich Financial Services (Insurance)	291,512	63,690

		357,200

United Kingdom—17.9%
Admiral Group plc (Insurance)	703,236	9,283
AMEC plc (Construction & engineering)	1,253,638	9,050
Amlin plc (Insurance)	5,265,217	27,368
Ashmore Group plc (Capital markets)	1,498,456	2,894
*Autonomy Corporation plc (Software)	1,857,279	25,844
BG Group plc (Oil, gas & consumable fuels)	2,574,301	35,632
*Blinkx plc (Internet software & services)	8,158,800	1,536
BlueBay Asset Management plc (Capital markets)	1,456,495	1,482
British American Tobacco plc (Tobacco)	1,815,680	47,365
Capita Group plc (Commercial services & supplies)	4,691,305	50,323
Chemring Group plc (Aerospace & defense)	397,007	11,225
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	2,566,906	6,215
John Wood Group plc (Energy equipment & services)	2,099,658	5,730
Man Group plc (Capital markets)	6,392,953	21,993
Reckitt Benckiser plc (Household products)	1,424,746	53,386
Rolls-Royce Group plc (Aerospace & defense)	11,942,695	58,422

See accompanying Notes to Financial Statements.

44 Annual Report	December 31, 2008

International Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—17.9%—(continued)
Rotork plc (Electronic equipment & instruments)	1,362,983	$15,715
Serco Group plc (Commercial services & supplies)	2,510,630	16,435
Standard Chartered plc (Commercial banks)	4,350,073	55,664
Tullow Oil plc (Oil, gas & consumable fuels)	2,575,035	24,654
Ultra Electronic Holdings plc (Aerospace & defense)	606,379	9,969
Vodafone Group plc (Wireless telecommunication services)	21,021,069	43,044
VT Group plc (Aerospace & defense)	2,115,096	17,089
Wellstream Holdings plc (Energy equipment & services)	2,281,101	11,743

		562,061

Japan—9.5%
Aeon Mall Co., Ltd. (Real estate management & development)	778,100	15,042
FamilyMart Co., Ltd. (Food & staples retailing)	416,000	18,066
Fast Retailing Co., Ltd. (Specialty retail)	117,900	17,300
Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	293,600	12,002
Honda Motor Company, Ltd. (Automobiles)	1,037,500	22,097
Jupiter Telecommunications Co., Ltd. (Media)	40,123	41,762
Mitsubishi Estate Company, Ltd. (Real estate management & development)	1,982,000	32,740
Nintendo Co., Ltd. (Software)	60,200	23,006
Nitori Company, Ltd. (Specialty retail)	345,020	26,850
Point, Inc. (Specialty retail)	177,890	9,805
Seven Bank, Ltd. (Commercial banks)	3,989	15,247
So-net M3, Inc. (Health care technology)	3,303	11,319
Suruga Bank, Ltd. (Commercial banks)	3,499,000	34,761
Terumo Corporation (Health care equipment & supplies)	381,700	17,881

		297,878

Emerging Asia—9.3%
China—5.1%
China High Speed Transmission (Electrical equipment)	9,553,000	11,657
China Life Insurance Co., Ltd. (Insurance)	11,183,000	34,360
China Merchants Bank Co., Ltd. (Commercial banks)	6,068,500	11,355
China Oilfield Services Limited (Energy equipment & services)	11,608,000	9,477
China Overseas Land & Investment, Ltd. (Real estate management & development)	6,108,000	8,576
China Yurun Food Group Limited (Food products)	7,248,570	8,574
CNOOC Limited (Oil, gas & consumable fuels)	43,337,000	41,221
Li Ning Co., Ltd. (Leisure equipment & products)	7,668,500	12,083
*New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	175,472	9,635
*SINA Corporation (Internet software & services)†	421,765	9,764

Issuer	Shares	Value

Common Stocks—Emerging Asia—9.3%—(continued)
Tencent Holdings, Ltd. (Internet software & services)	395,200	$2,568

		159,270

India—2.7%
Asian Paints Limited (Chemicals)	484,508	8,933
*Bharti Airtel, Ltd. (Wireless telecommunication services)	1,578,994	23,276
Educomp Solutions, Limited (Diversified consumer services)	150,272	7,471
*Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	1,534,847	9,427
Hindustan Unilever, Ltd. (Household products)	2,571,774	13,297
Housing Development Finance Corp. (Thrifts & mortgage finance)	299,331	9,160
Infosys Technologies Limited (IT services)	600,863	13,926
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	10,285	226

		85,716

Indonesia—0.5%
PT Bank Rakyat Indonesia (Commercial banks)	33,144,500	14,095

Malaysia—0.2%
KNM Group Bhd (Energy equipment & services)	28,364,725	3,351
Kuala Lumpur Kepong Bhd (Food products)	1,224,350	3,163

		6,514

South Korea—0.8%
*LG Household & Health Care, Ltd. (Household products)	91,518	13,947
*MegaStudy Co., Ltd. (Diversified consumer services)	69,557	10,298

		24,245

Asia—8.0%
Australia—5.9%
BHP Billiton Limited—ADR (Metals & mining)	1,815,386	38,566
Macquarie Bank, Ltd. (Capital markets)	666,700	13,531
QBE Insurance Group Limited (Insurance)	3,323,355	60,064
Woolworths Limited (Food & staples retailing)	3,565,581	66,485
WorleyParsons, Ltd. (Energy equipment & services)	715,631	7,139

		185,785

Hong Kong—0.7%
Noble Group Limited (Trading companies & distributors)	30,243,240	21,662

Singapore—1.4%
Olam International, Ltd. (Food & staples retailing)	17,921,400	14,447
Wilmar International, Ltd. (Food products)	14,217,000	27,856

		42,303

Canada—5.7%
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	1,440,211	21,992
EnCana Corporation (Oil, gas, & consumable fuels)	514,140	23,722

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 45

International Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Canada—5.7%—(continued)
Potash Corporation of Saskatchewan, Inc. (Chemicals)†	348,087	$25,487
Rogers Communications, Inc., Class “B” (Wireless telecommunication services)	2,092,200	62,012
Shoppers Drug Mart Corporation (Food & staples retailing)	1,194,100	46,477

		179,690

Emerging Latin America—3.6%
Brazil—2.7%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	1,296,000	6,730
BM&F Bovespa S.A. (Diversified financial services)	5,411,420	13,969
*BR Malls Participacoes S.A. (Real estate management & development)	1,992,200	7,774
*GP Investments, Ltd. (Diversified financial services)	1,935,300	4,473
*GVT Holding S.A. (Diversified telecommunication services)	1,118,000	12,163
*LLX Logistica S.A. (Transportation infrastructure)	4,419,800	2,862
*Lupatech S.A. (Machinery)	415,500	4,171
*MMX Mineracao e Metalicos S.A. (Metals & mining)	3,012,700	3,579
Natura Cosmeticos S.A. (Personal products)	509,300	4,147
Redecard S.A. (IT services)	1,867,100	20,577
SLC Agricola S.A. (Food products)	835,500	5,016

		85,461

Chile—0.0%
*Cencosud S.A.—ADR 144A (Specialty retail)	42,041	896

Colombia—0.1%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	1,477,829	2,622

Mexico—0.6%
Banco Compartamos S.A. de C.V. (Consumer finance)	3,370,200	6,084
*Desarrolladora Homex S.A. de C.V.—ADR (Household durables)	334,451	7,635
*Megacable Holdings S.A.B. de C.V. (Diversified telecommunication services)	4,475,500	5,963

		19,682

Peru—0.2%
Credicorp, Ltd. (Commercial banks)†	124,486	6,219

Emerging Europe, Mid-East, Africa—3.2%
Egypt—0.4%
*ELSewedy Cables Holding Company (Electrical equipment)	893,271	12,295

Issuer	Shares or Principal Amount	Value

Emerging Europe, Mid-East, Africa—3.2%—(continued)
Israel—1.5%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	1,069,342	$45,522

South Africa—0.8%
MTN Group, Ltd. (Wireless telecommunication services)	1,497,837	17,660
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	703,759	8,181

		25,841

United Arab Emirates—0.5%
DP World, Ltd. (Marine)†	36,458,850	14,219

Total Common Stock—95.4% (cost $3,729,769)		2,989,423

Preferred Stock
Brazil—1.2%
Banco Sofisa S.A. (Commercial banks)	1,650,600	2,548
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	3,371,977	33,026

Total Preferred Stock—1.2% (cost $47,195)		33,574

Exchange-Traded Funds
China—1.7%
iShares FTSE/Xinhua A50 China Tracker	26,207,500	28,269
*World Index Shares—CSI China Tracker	9,607,000	24,023

		52,292

Total Exchange-Traded Funds—1.7% (cost $53,362)		52,292

Investment in Rights
China Overseas Land & Investment, Ltd. (Real estate management & development)	244,320	91

Total Investment in Rights—0.0% (cost $0)		91

Investment in Affiliate
William Blair Ready Reserves Fund	18,363,148	18,363

Total Investment in Affiliate—0.6% (cost $18,363)		18,363

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.321% due 1/2/09	$100	100
Prudential Funding Demand Note, VRN 0.001% due 1/2/09	100	100

Total Short-term Investments—0.0% (cost $200)		200

See accompanying Notes to Financial Statements.

46 Annual Report	December 31, 2008

International Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08, due 1/2/09, repurchase price $21,789, collateralized by FHLMC, 5.625% due 11/23/35	$21,789	$21,789

Total Repurchase Agreement—0.7% (cost $21,789)		21,789

Total Investments—99.6% (cost $3,870,678)		3,117,732
Cash and other assets, less liabilities—0.4%		13,206

Net assets—100.0%		$3,130,938

* Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.6%
Industrials	15.3%
Consumer Staples	13.6%
Health Care	10.9%
Consumer Discretionary	9.2%
Energy	8.9%
Telecommunication Services	6.9%
Utilities	5.0%
Information Technology	4.4%
Materials	3.5%
Exchange-Traded Funds	1.7%

Total	100.0%

At December 31, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	21.8%
British Pound Sterling	18.3%
Swiss Franc	11.6%
Japanese Yen	9.7%
Hong Kong Dollar	6.3%
Australian Dollar	6.0%
United States Dollar	6.0%
Canadian Dollar	4.4%
Brazilian Real	3.9%
Danish Krone	3.7%
Indian Rupee	2.8%
Singapore Dollar	2.1%
South African Rand	0.8%
South Korean Won	0.8%
All Other Currencies	1.8%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 47

W. George Greig

David Merjan

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World Ex-U.S. IMI Index (net).

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 35 for the Global Markets Overview.

The International Equity Fund posted a (48.75)% decrease (Class N Shares) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined (45.99)%.

The Fund underperformed the Index during 2008, due largely to performance during the third quarter. As the correction unfolded during the third quarter, the Fund remained focused on the areas where we continued to see good balance sheets, strong execution and solid growth prospects, with substantial positions in companies exposed to emerging markets infrastructure growth, resource development, and industrialization, with secondary thematic interest in the emerging markets consumer. As the developed market growth outlook worsened in the third quarter, we maintained an exposure in high quality, well run companies exposed to areas where growth appeared to be resilient. In retrospect, we should have been more sensitive to the influence of macro-level signals on investor sentiment. In short, the macroeconomic environment led corporate fundamentals, while positive earnings trends, a good long-term predictor of stock price performance, broke down.

Fourth quarter absolute performance results were disappointing, due to a negative equity market overall. Relative results benefited from Consumer Discretionary, Information Technology and Telecommunication Services stock selection, coupled with sector positioning. Within Consumer Discretionary, the Fund’s Europe Ex-U.K. and Developed Asian holdings added while Information Technology stocks added value across regions. Telecommunication Services stock selection was positively impacted by Iliad S.A. and Rogers Communications, Inc. Stock selection added value across most regions as well. Negatively impacting performance was Consumer Staples, Energy, Industrials and Materials stock selection, along with the weak equity markets in general.

We began to become more defensive in our developed markets positioning during the third quarter by decreasing exposure to consumer, auto, mining, and select Financials and increasing exposure in Health Care and Utilities—but we also maintained exposure to those companies geared towards emerging markets growth. This transition did not occur overnight amidst wide intraday equity market swings and overall volatility. Instead, we attempted to use the volatility to our trading advantage in securing better prices for new and additions to existing positions, while using positive volatility to reduce exposure to global growth within the Fund. This transition was generally finished by the end of October and results in November and December reflected a strategy more geared towards a global slowdown.

As of year end, the Fund maintained a balanced structure between defensively oriented sectors such as Consumer Staples, 13.4%, Healthcare, 14.6%, and to some extent Telecommunication Services, 7.9% and more growth oriented sectors such as Industrials, 15.8%. We increased the weighting in Financials slightly to 17.5% during the fourth quarter, with an increased focus on European insurers and to some extent capital markets companies, but in particular those with good balance sheets, solid competitive positioning amidst a changing landscape, and strong management teams with a history of execution. We also began increasing our underweighted Consumer Discretionary exposure late in the fourth quarter. Regionally, the Fund maintained higher weightings in Europe and the U.K., but underweighted in Developed Asia. While the Fund’s emerging markets weighting of approximately 19% was similar to the All Country World Index (ACWI) Ex-U.S. IMI Index, it increased from September 30, when it approximated 16%, with an increase in Asia and Latin America.

48 Annual Report	December 31, 2008

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	Since Inception(a)
International Equity Fund Class N	(48.75)%	(10.23)%	(1.55)%
International Equity Fund Class I	(48.61)	(10.01)	(1.26)
MSCI AC World Ex-U.S. Index IMI (net)	(45.99)	(7.44)	2.91
MSCI AC World Ex-U.S. Index (gross)	(45.24)	(6.57)	3.42
(a)	For the period from May 24, 2004 to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index (gross) is an unmanaged index that includes developed and emerging markets and reduced Japanese portion.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI All Country World (ACW) Ex-U.S. (gross) to the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. IMI (net) represents a broader range of markets then the MSCI ACW Ex-U.S. (gross) and this range is more representative of the Fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the Fund is considered a non-resident institutional investor.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 49

International Equity Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—37.5%
Denmark—3.1%
Novo-Nordisk A/S (Pharmaceuticals)	123,189	$6,355
*Vestas Wind Systems A/S (Electrical equipment)	11,304	665

		7,020

France—6.8%
Alstom S.A. (Electrical equipment)	63,828	3,804
AXA (Insurance)	160,576	3,604
Eurazeo (Diversified financial services)	27,068	1,273
Iliad S.A. (Diversified telecommunication services)	27,378	2,377
Veolia Environnement (Multi-utilities)	142,409	4,492

		15,550

Germany—3.4%
Beiersdorf AG (Personal products)	60,364	3,575
E. ON AG (Electric utilities)	107,314	4,214

		7,789

Ireland—0.5%
*Ryanair Holdings Plc—ADR (Airlines)	40,164	1,168

Italy—1.9%
Saipem SpA (Energy equipment & services)	254,500	4,341

Netherlands—1.1%
*Qiagen N.V. (Life sciences tools & services)	145,818	2,579

Spain—4.4%
Banco Santander S.A. (Commercial banks)	393,406	3,800
*Iberdrola Renovables (Independent power producers & energy traders)	717,241	3,127
Industria De Diseno Textile Inditex S.A. (Specialty retail)	68,291	3,041

		9,968

Switzerland—16.3%
*ABB, Ltd. (Electrical equipment)	355,827	5,426
*Actelion, Ltd. (Biotechnology)	50,801	2,874
Credit Suisse Group AG (Capital markets)	85,897	2,407
Nestle S.A. (Food products)	191,403	7,579
Roche Holdings, Ltd. AG (Pharmaceuticals)	44,589	6,903
SGS S.A. (Commercial services & supplies)	2,781	2,909
Synthes, Inc. (Health care equipment & supplies)	27,218	3,451
Zurich Financial Services (Insurance)	26,244	5,734

		37,283

United Kingdom—21.2%
AMEC plc (Construction & engineering)	178,395	1,288
Amlin plc (Insurance)	115,830	602
*Autonomy Corporation plc (Software)	162,308	2,259
BAE Systems plc (Aerospace & defense)	1,054,649	5,740
BG Group plc (Oil, gas & consumable fuels)	414,009	5,731
British Sky Broadcasting Group plc (Media)	387,774	2,738
Capita Group plc (Commercial services & supplies)	412,259	4,422
Petrofac Limited (Energy equipment & services)	157,313	787
Reckitt Benckiser plc (Household products)	162,856	6,102

Issuer	Shares	Value

Common Stocks—United Kingdom— 21.2%—(continued)
Rolls-Royce Group plc (Aerospace & defense)	1,040,579	$5,090
Rotork plc (Electronic equipment & instruments)	85,649	988
Standard Chartered plc (Commercial banks)	288,544	3,692
Tullow Oil plc (Oil, gas & consumable fuels)	368,209	3,525
Vodafone Group plc (Wireless telecommunication services)	2,654,717	5,436

		48,400

Japan—9.0%
Aeon Mall Co., Ltd. (Real estate management & development)	97,600	1,887
Fast Retailing Co., Ltd. (Specialty retail)	12,600	1,849
Jupiter Telecommunications Co., Ltd. (Media)	5,256	5,471
Nintendo Co., Ltd. (Software)	19,200	7,337
Suruga Bank, Ltd. (Commercial banks)	129,000	1,281
Terumo Corporation (Health care equipment & supplies)	60,700	2,844

		20,669

Emerging Asia—7.9%
China—3.8%
China Life Insurance Company Ltd. (Insurance)	1,003,000	3,082
China Merchants Bank Co., Ltd (Commercial banks)	1,056,500	1,977
China Oilfield Services (Energy equipment & services)	1,792,000	1,463
CNOOC Limited (Oil, gas & consumable fuels)	2,185,000	2,078

		8,600

India—3.5%
*Bharti Airtel, Ltd. (Wireless telecommunication services)	212,275	3,129
Infosys Technologies Limited (IT services)	119,440	2,768
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	1,520	33
Vedanta Resources plc (Metals & mining)	217,330	1,952

		7,882

Indonesia—0.6%
PT Bank Rakyat Indonesia (Commercial banks)	3,470,000	1,476

Emerging Europe, Mid-East, Africa—7.3%
Czech Republic—0.9%
CEZ AS (Electric utilities)	50,131	2,144

Israel—3.4%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	181,552	7,729

South Africa—2.3%
MTN Group, Ltd. (Wireless telecommunication services)	277,769	3,275
Naspers, Ltd. (Media)	115,300	2,086

		5,361

See accompanying Notes to Financial Statements.

50 Annual Report	December 31, 2008

International Equity Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—7.3%—(continued)
United Arab Emirates—0.7%
Aldar Properties PJSC (Real estate management & development)	472,800	$508
DP World, Ltd. (Marine)†	2,574,918	1,004

		1,512

Asia—6.3%
Australia—5.8%
BHP Billiton Limited—ADR (Metals & mining)	44,676	1,917
Macquarie Bank, Ltd. (Capital markets)	67,759	1,375
QBE Insurance Group Limited (Insurance)	239,935	4,336
Woolworths Limited (Food & staples retailing)	261,528	4,877
WorleyParsons, Ltd. (Energy equipment & services)	75,232	751

		13,256

Hong Kong—0.5%
Noble Group Limited (Trading companies & distributors)	1,482,000	1,061

Canada—5.0%
Canadian National Railway Company (Road & rail)†	92,574	3,403
Rogers Communications, Inc., Class “B” (Wireless telecommunication services)	118,700	3,518
Shoppers Drug Mart Corporation (Food & staples retailing)	114,800	4,468

		11,389

Emerging Latin America—3.3%
Brazil—1.3%
BM&F Bovespa S.A. (Diversified financial services)	379,071	979
*LLX Logistica S.A. (Transportation infrastructure)	76,100	49
*MMX Mineracao e Metalicos S.A. (Metals & mining)	119,100	141
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	44,598	1,092
Weg S.A. (Machinery)	138,900	745

		3,006

*Non-income producing securities

† = U.S. Listed Foreign Common Stock

GDR = Global Depository Receipt

ADR = American Depository Receipt

Issuer	Shares	Value

Common Stocks—Emerging Latin America—3.3%—(continued)
Chile—0.0%
*Cencosud S.A.—ADR 144A (Specialty retail)	2,290	$49

Mexico—1.4%
Wal-Mart de Mexico Sab de C.V. (Food & staples retailing)	1,151,300	3,076

Peru—0.6%
Credicorp, Ltd. (Commercial banks)†	27,534	1,376

Total Common Stock—97.5% (cost $273,535)		222,684

Preferred Stocks
Brazil—0.8%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	185,824	1,820
Total Preferred Stocks—0.8% (cost $1,857)		1,820

Investment in Affiliate
William Blair Ready Reserves Fund	3,661	4

Total Investment in Affiliate—0.0% (cost $4)		4

Total Investments—98.3% (cost $275,396)		224,508
Cash and other assets, less liabilities—1.7%		3,978

Net assets—100.0%		$228,486

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 51

International Equity Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	17.5%
Industrials	15.8%
Health Care	14.6%
Consumer Staples	13.4%
Energy	10.2%
Telecommunication Services	7.9%
Consumer Discretionary	6.8%
Utilities	6.2%
Information Technology	5.9%
Materials	1.7%

Total	100.0%

At December 31, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	22.4%
Euro	17.9%
Swiss Franc	16.6%
Japanese Yen	9.2%
U.S. Dollar	7.0%
Australian Dollar	5.9%
Hong Kong Dollar	3.8%
Canadian Dollar	3.6%
Danish Krone	3.1%
Indian Rupee	2.6%
South African Rand	2.4%
Brazilian Real	1.7%
All Other Currencies	3.8%

Total	100.0%

See accompanying Notes to Financial Statements.

52 Annual Report	December 31, 2008

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 35 for the Global Markets Overview.

The International Small Cap Growth Fund posted a (51.82)% decrease (Class N Shares) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), declined (50.23)%.

The Fund underperformed the benchmark Index during 2008, due to fourth quarter results as the Fund added value during the first nine months. While stock selection was strong across most sectors during the first nine months of the year and the Fund benefited from Japanese, Canadian, and European stock selection, during the fourth quarter, its Energy weighting and performance, along with select Health Care company performance were the primary detractors from fourth quarter results.

Within Energy, services companies, which had benefited from more stable earnings growth through long-term contracts, had earnings called into question due to concerns about delays and/or cancellations of contracts amidst the severe energy/commodity price declines. While we decreased exposure to Energy during the quarter, a higher weighting in October was also detrimental to absolute and relative performance. Within Health Care, several of our generics holdings underperformed due to company-specific issues, as well as those that were hampered by concerns of general biotech and pharmaceutical spending.

As of yearend, the Fund maintained a balanced structure between defensively oriented sectors such as Health Care, 19.9%, and more growth oriented sectors such as Industrials, 17.9%, and Information Technology, 12.9%. We decreased the Energy weightings from approximately 12% to 4% during the fourth quarter, due to concerns about energy capital spending and outlook, and remained underweighted in Financials with approximately 16% invested in these holdings. The Fund’s weighting in emerging markets approximated 20% of the Fund, up from approximately 14.5% as of September 30, with the biggest increase in emerging Asia, which has benefited from weakness in commodity and energy prices, along with a loosening monetary policy and reduction in inflationary concerns.

December 31, 2008	William Blair Funds 53

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	Since Inception(a)
International Small Cap Growth Fund Class N	(51.82)%	(13.13)%	(9.37)%
International Small Cap Growth Fund Class I	(51.56)	(12.82)	(9.07)
MSCI AC World Ex-U.S. Small Cap Index (net)	(50.23)	(11.29)	(7.91)
MSCI World Ex-U.S. Small Cap Index (gross)	(47.79)	(13.45)	(9.92)
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Small Cap Index (gross) is an unmanaged index that is designed to measure equity performance of small cap stocks in developed and emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI World Ex-U.S. Small Cap Index (gross) to the MSCI All Country World (ACW) Ex-U.S. Small Cap Index (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. Small Cap Index (net) represents a broader range of markets then the MSCI World Ex-U.S. Small Cap Index (gross) and this range is more representative of the Fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the Fund is a non-resident institutional investor.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

54 Annual Report	December 31, 2008

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—32.8%
Austria—0.4%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	35,905	$1,118

Denmark—3.2%
Novozymes A/S (Chemicals)	117,928	9,458

France—7.3%
April Group S.A. (Insurance)	82,864	2,116
EDF Energies Nouvelles S.A. (Independent power providers & energy trader)	182,825	6,477
*Gemalto NV (Computers & peripherals)	109,451	2,754
*Orpea (Heath care providers & services)	191,818	6,945
*UbiSoft Entertainment S.A. (Software)	151,543	2,973

		21,265

Germany—6.4%
CTS Eventim AG (Media)	138,275	4,744
*Manz Automation AG (Semiconductors & semiconductor equipment)	12,539	739
*Roth & Rau AG (Electronic equipment)	31,959	685
Solarworld AG (Electrical equipment)	146,388	3,276
Strada Arzneimittel AG (Pharmaceuticals)	162,598	4,671
*Wire Card AG (IT services)	760,808	4,446

		18,561

Greece—1.3%
Fourlis Holdings S.A. (Household durables)	85,528	596
Jumbo S.A. (Leisure equipment & products)	546,928	3,305

		3,901

Ireland—2.7%
*ICON plc—ADR (Life science tools & services)	226,758	4,465
*Norkom Group plc (Software)	638,104	443
United Drug plc (Heath care providers & services)	974,012	3,018

		7,926

Italy—0.5%
Trevi Finanziaria SpA (Construction & engineering)	139,088	1,486

Netherlands—4.5%
*Qiagen N.V. (Life sciences tools & services)	660,288	11,678
*Smartrac N.V. (Electronic equipment & instruments)	92,544	1,542

		13,220

Spain—2.9%
Grifols S.A. (Biotechnology)	432,388	7,576
Tecnicas Reunidas S.A. (Construction & engineering)	33,194	877

		8,453

Switzerland—3.6%
Acino Holding AG (Pharmaceuticals)	3,666	798
*Meyer Burger Technology AG (Machinery)	7,513	879
Partners Group Global Opportunities, Ltd. (Capital markets)	96,096	6,878
*Temenos Group AG (Software)	133,022	1,795

		10,350

Issuer	Shares	Value

Common Stocks—Europe—32.8%—(continued)
Japan—18.5%
Aeon Delight Co., Ltd. (Commercial services & supplies)	52,000	$1,508
Aeon Mall Co., Ltd. (Real estate management & development)	312,100	6,033
Capcom Co., Ltd. (Software)	151,600	3,430
EPS Co., Ltd. (Life sciences tools & services)	319	1,373
FamilyMart Co., Ltd. (Food & staples retailing)	248,000	10,770
Gourmet Navigator Incorporated (Internet software & services)	247	663
Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	70,000	2,861
Nitori Company, Ltd. (Specialty retail)	109,300	8,506
Point, Inc. (Specialty retail)	64,700	3,566
Seven Bank, Ltd. (Commercial banks)	2,954	11,291
So-net M3, Inc. (Health care technology)	778	2,666
Suruga Bank, Ltd. (Commercial banks)	120,200	1,194

		53,861

United Kingdom—18.3%
Admiral Group plc (Insurance)	215,442	2,844
Amlin plc (Insurance)	1,508,610	7,842
*Autonomy Corporation plc (Software)	404,700	5,631
Aveva Group plc (Software)	219,215	1,825
*Blinkx plc (Internet software & services)	4,235,401	797
*Ceres Power Holdings plc (Electrical equipment)	704,843	835
Chemring Group plc (Aerospace & defense)	151,831	4,293
*Climate Exchange plc (Diversified financial services)	95,696	1,218
Connaught plc (Real estate management & development)	244,500	1,238
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	691,464	1,674
Petrofac, Ltd. (Energy equipment & services)	558,951	2,798
Rotork plc (Electronic equipment & instruments)	134,455	1,550
Serco Group plc (Commercial services & supplies)	1,534,091	10,042
Spice plc (Commercial services & supplies)	535,380	643
Ultra Electronic Holdings plc (Aerospace & defense)	251,854	4,141
VT Group plc (Aerospace & defense)	585,560	4,731
Wellstream Holdings plc (Energy equipment & services)	265,965	1,369

		53,471

Emerging Asia—10.4%
China—6.1%
*Baidu.com, Inc.—ADR (Internet software & services)	46,095	6,019
China High Speed Transmission (Electrical equipment)	3,711,000	4,528
Golden Eagle Retail Group, Ltd. (Multiline retail)	2,586,000	1,820
Li Ning Co., Ltd. (Leisure equipment & products)	781,873	1,232
* SINA Corporation (Internet software & services)†	61,508	1,424
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,768,800	2,692

		17,715

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 55

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks-Emerging Asia—10.4%—(continued)
India—3.1%
Educomp Solutions, Limited (Diversified consumer services)	73,352	$3,647
* Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	633,895	3,894
Lupin, Limited (Pharmaceuticals)	120,420	1,532

		9,073

South Korea—1.2%
Taewoong Co., Ltd. (Machinery)	58,337	3,601

Emerging Europe, Mid-East, Africa—4.6%
Egypt—1.4%
* ELSewedy Cables Holding Company (Electrical equipment)	187,189	2,577
* Ghabbour Auto (Machinery)	152,300	463
* Orascom Development Holding AG (Hotels, restaurants & leisure)	28,373	916

		3,956

South Africa—2.3%
* Aspen Pharmacare Holdings, Limited (Pharmaceuticals)	425,588	1,553
Shoprite Holdings, Limited (Food & staples retailing)	629,998	3,623
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	126,092	1,466

		6,642

United Arab Emirates—0.9%
Arabtec Holding Company (Construction & engineering)	3,187,304	1,982
* National Central Cooling Company (Building products)	5,546,639	793

		2,775

Canada—4.0%
Canadian Western Bank (Commercial banks)	223,000	2,236
*Consolidated Thompson Iron Mines, Limited (Metals & mining)	519,378	396
Tim Hortons, Inc. (Hotels, restaurants & leisure)	208,479	5,892
*TriStar Oil & Gas, Ltd. (Oil, gas & consumable fuels)	348,568	3,222

		11,746

Emerging Latin America—3.9%
Brazil—3.5%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	210,003	1,091
*BR Malls Participacoes S.A. (Real estate management & development)	276,300	1,078
*GVT Holding S.A. (Diversified telecommunication services)	367,744	4,001

* Non-income producing securities

†= U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

Issuer	Shares or Principal Amount	Value

Emerging Latin America—3.9%—(continued)
Brazil—(continued)
*Lupatech S.A. (Machinery)	144,205	$1,448
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	135,500	456
SLC Agricola S.A. (Food products)	369,300	2,217

		10,291

Columbia—0.4%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	642,741	1,140

Asia—3.3%
Australia —1.0%
JB Hi-Fi Limited (Specialty retail)	445,980	3,035

Singapore —2.3%
Olam International, Ltd. (Food & staples retailing)	3,593,700	2,897
Raffles Education Corp., Ltd. (Diversified consumer services)	9,581,000	3,795

		6,692

Total Common Stock—95.8% (cost $380,946)		279,736

Investment in Affiliate
William Blair Ready Reserves Fund	3,286,638	3,287

Total Investment in Affiliate—1.1% (cost $3,287)		3,287

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 3.559%, due 1/2/09	$6,500	6,500

Total Short-term Investments—2.2% (cost $6,500)		6,500

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08 due 1/2/09, repurchase price $5,382, collateralized by FHLMC, 5.625%, due 11/23/35	5,382	5,382

Total Repurchase Agreement—1.8% (cost $5,382)		5,382

Total Investments—100.9% (cost $396,115)		294,905
Liabilities, plus cash and other assets—(0.9)%		(2,917)

Net assets—100.0%		$291,988

See accompanying Notes to Financial Statements.

56 Annual Report	December 31, 2008

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

At December 31, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Health Care	19.9%
Industrials	17.9%
Consumer Discretionary	15.7%
Financials	15.6%
Information Technology	12.9%
Consumer Staples	7.0%
Energy	3.8%
Materials	3.5%
Utilities	2.3%
Telecommunication Services	1.4%

Total	100.0%

At December 31, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	25.5%
Japanese Yen	19.3%
British Pound Sterling	19.1%
Canadian Dollar	4.6%
U.S. Dollar	4.2%
Swiss Franc	4.0%
Brazilian Real	3.7%
Hong Kong Dollar	3.7%
Danish Krone	3.4%
Indian Rupee	3.2%
Singapore Dollar	2.4%
South African Rand	2.4%
South Korean Won	1.3%
Egyptian Pound	1.1%
Australian Dollar	1.1%
UAE Dirham Spot	1.0%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 57

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 35 for the Global Markets Overview.

The Emerging Markets Growth Fund posted a (61.71)% decrease (Class N Shares) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), declined (53.78)%.

The Fund underperformed the benchmark Index during 2008 and during the fourth quarter, ending the strategy’s worst absolute and relative year in our history. In what turned out to be a boom-bust emerging markets environment, where corporate fundamentals lagged macroeconomic effects and often times did not matter in overall stock performance, we suffered an extremely disappointing year. Underperformance in 2008 was largely due to significant underperformance in the Fund’s Financials holdings (and the overweighting during the first quarter), first in real estate and small cap Brazil and India during the first quarter, then the impact of small cap Russian Financials during the third quarter. In addition, the Fund’s agriculture related holdings within the Consumer Staples sector hampered full year results (despite adding value during the first half of the year), as well as the weighting and stock selection in Consumer Discretionary (small cap Brazil and select Eastern European holdings). Adding to results during 2008 was the Fund’s underweighting and stock selection in Energy, along with the underweighted Materials sector and Industrials stock selection.

During the fourth quarter, the Fund lagged the Index, due largely to the higher weighting in Middle Eastern Industrials companies, coupled with performance and weighting of the Fund’s Indian generic healthcare holdings. Adding to relative results was the Fund weighting and stock selection in Energy, particularly in Asia, along with Telecommunication Services stock selection, due largely to good performance in Asia and Emerging Markets Europe, Mid-East and Africa (EMEA). Moreover, the Fund’s underweighting in Materials and Information Technology and overweighting in Health Care also added to fourth quarter relative results.

As of year end, the Fund maintained a balanced structure between defensively oriented sectors such as Consumer Staples, 17.4%, Health Care, 6.7%, and to some extent, Telecommunication Services, 10.7%, and more growth oriented sectors such as Industrials, 13.3%. We increased the weighting in Financials to 17.7% from approximately 13% during the fourth quarter, primarily in Asia, which have benefited from an easing monetary policy environment, government stimulus, and that have generally been unaffected by asset quality concerns. We also further decreased our underweighted Energy position from 13% to 9%. Regionally, the Fund remained underweighted in Asia, due largely to Korean and Taiwanese weightings, although the weighting increased from approximately 37% as of September 30 to 43%. Conversely, exposure to EMEA (particularly the Middle East and Russia) and Latin America was reduced.

58 Annual Report	December 31, 2008

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	Since Inception(a)
Emerging Markets Growth Fund Class N	(61.71)%	(10.06)%	1.01%
Emerging Markets Growth Fund Class I	(61.60)	(9.86)	1.24
MSCI Emerging Markets IMI Index (net)	(53.78)	(5.22)	2.54
MSCI Emerging Markets Index (gross)	(53.18)	(4.62)	3.25
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is an index that is designed to measure equity performance in the global emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI Emerging Markets Index (gross) to the MSCI Emerging Markets Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI Emerging Markets IMI (net) represents a broader range of markets then the MSCI Emerging Markets Index (gross) and this range is more representative of the Fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the Fund is considered a non-resident institutional investor.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 59

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—42.9%
China—19.5%
*Baidu.com, Inc.—ADR (Internet software & services)	57,129	$7,459
Belle International Holdings Limited (Specialty retail)	7,792,200	3,457
China High Speed Transmission (Electrical equipment)	4,608,000	5,623
China Life Insurance Co., Ltd. (Insurance)	3,722,000	11,436
China Merchants Bank Co., Ltd. (Commercial banks)	3,739,000	6,996
China Mobile, Ltd. (Wireless telecommunication services)	1,233,800	12,518
China Oilfield Services Limited (Energy equipment & services)	1,000	1
China Vanke Co., Ltd. (Real estate management & development)	6,365,543	4,936
China Yurun Food Group Limited (Food products)	2,401,419	2,841
CNOOC Limited (Oil, gas & consumable fuels)	11,501,000	10,940
Golden Eagle Retail Group, Ltd. (Multiline retail)	2,757,000	1,940
Li Ning Co., Ltd. (Leisure equipment & products)	1,294,500	2,040
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,508,700	2,296
*SINA Corporation (Internet software & services)†	79,593	1,843
Tencent Holdings, Ltd. (Internet software & services)	160,200	1,041

		75,367

India—16.2%
Asian Paints Limited (Chemicals)	53,556	987
*Bharti Airtel, Ltd. (Wireless telecommunication services)	639,409	9,425
*Cairn India, Ltd. (Oil, gas & consumable fuels)	2,679,749	9,545
Educomp Solution, Limited (Diversified consumer services)	55,837	2,776
*Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	724,980	4,453
Hindustan Unilever, Ltd. (Household products)	2,863,140	14,803
Housing Development Finance Corp. (Thrifts & mortgage finance)	178,656	5,467
Infosys Technologies Limited (IT services)	233,012	5,400
Larsen & Toubro, Ltd. (Construction & engineering)	451,020	7,211
Shoppers’ Stop, Ltd. (Multiline retail)	261,960	945
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	65,336	1,437

		62,449

Indonesia—2.2%
PT Bank Rakyat Indonesia (Commercial banks)	13,131,500	5,584
*PT London Sumatra Indonesia (Food products)	8,121,000	2,221
PT Unilever Indonesia Tbk (Household products)	1,133,000	821

		8,626

Issuer	Shares	Value

Common Stocks—Emerging Asia—42.9%—(continued)
Malaysia—0.1%
KNM Group Bhd (Energy equipment & services)	3,282,300	$388

South Korea—2.9%
*LG Household & Health Care, Ltd. (Household products)	27,913	4,254
*Megastudy Co., Ltd. (Diversified consumer services)	18,515	2,741
Taewoong Co., Ltd. (Machinery)	67,687	4,179

		11,174

Taiwan—1.7%
Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	1,877,069	3,003
MediaTek Inc. (Semiconductors & semiconductor equipment)	531,000	3,591

		6,594

Thailand—0.3%
Minor International PCL (IT services)	4,434,900	1,007

Emerging Europe, Mid-East, Africa—25.9%
Czech Republic—1.2%
CEZ (Electric utilities)	108,887	4,657

Egypt—3.0%
*ELSewedy Cables Holding Company (Electrical equipment)	357,179	4,916
Orascom Construction Industries (Construction & engineering)	217,012	5,525
*Orascom Hotels and Development (Hotels, restaurants & leisure)	38,542	1,244

		11,685

Israel—5.1%
Israel Chemicals Limited (Chemicals)	676,966	4,736
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	346,726	14,760

		19,496

Russia—1.0%
*Magnit—CLS (Multiline retail)†	93,787	1,509
*X5 Retail Group N.V.—GDR (Food & staples retailing)	267,900	2,326

		3,835

South Africa—7.7%
*Aspen Pharmacare Holdings, Limited (Pharmaceuticals)	589,400	2,151
MTN Group, Ltd. (Wireless telecommunication services)	966,900	11,400
Naspers, Ltd. (Media)	537,000	9,715
Shoprite Holdings, Limited (Food & staples retailing)	712,039	4,095
Wilson Bayly Holmes-Ovcon, Limited (Construction & engineering)	183,503	2,133

		29,494

See accompanying Notes to Financial Statements.

60 Annual Report	December 31, 2008

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—25.9%—(continued)
Turkey—3.7%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	173,622	$3,652
Coca Cola Icecek A.S. (Beverages)	544,000	2,261
*Turkiye Garanti Bankasi A.S. (Commercial banks)	4,886,919	8,412

		14,325

United Arab Emirates—4.2%
Aldar Properties PJSC (Real estate management & development)	2,999,588	3,221
Arabtec Holding Company (Construction & engineering)	7,717,878	4,800
DP World, Ltd. (Marine)†	18,661,225	7,278
*National Central Cooling Company (Building products)	6,956,564	994

		16,293

Emerging Latin America—24.4%
Brazil—15.3%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	260,300	1,352
*BR Malls Participacoes S.A. (Real estate management & development)	473,000	1,846
Companhia Vale Do Rio Doce—ADR (Metals & mining)	1,143,469	13,847
*GP Investments, Ltd. (Diversified financial services)	863,600	1,996
*GVT Holding S.A. (Diversified telecommunication services)	579,200	6,301
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	383,115	2,136
*Lupatech S.A. (Machinery)	226,000	2,269
Natura Cosmeticos S.A. (Personal products)	243,100	1,980
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,523,180	14,918
Redecard S.A. (IT services)	660,700	7,281
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	344,800	1,161
SLC Agricola S.A. (Food products)	440,700	2,646
Totvs S.A. (Software)	67,000	1,063

		58,796

Chile—1.0%
S.A.C.I. Falabella S.A. (Multiline retail)	1,485,062	3,915

Mexico—7.1%
*Desarrolladora Homex S.A.B. de C.V.—ADR (Household durables)	168,348	3,843
Fomento Economico Mexicano S.A.B.—ADR (Beverages)	339,333	10,224
*Megacable Holdings S.A.B. de C.V. (Diversified telecommunication services)	1,158,400	1,543

* Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—24.4%—(continued)
Mexico—(continued)
*Promotora Ambiental S.A.B. de C.V. (Commercial services & supplies)**	1,114,350	$836
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	4,134,500	11,046

		27,492

Peru—1.0%
Credicorp, Ltd. (Commercial banks)†	78,355	3,915

Total Common Stock—93.2% (cost $541,784)		359,508

Preferred Stock
Brazil—3.2%
All America Latin Logistica (Road & rail)	879,200	3,770
Banco Itau Holding Financeira S.A. (Commercial banks)	679,600	7,606
Banco Sofisa S.A. (Commercial banks)	637,600	985

		12,361

Total Preferred Stock—3.2% (cost $20,236)		12,361

Investment in Affiliate
William Blair Ready Reserves Fund	2,065,261	2,065

Total Investment in Affiliate—0.5% (cost $2,065)		2,065

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.321%, due 1/2/09	$1,000	1,000
Prudential Funding Demand Note, VRN 0.001%, due 1/2/09	50	50

Total Short-Term Investments—0.3% (cost $1,050)		1,050

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08 due 1/2/09, repurchase price $8,015, collateralized by FHLMC, 5.625%, due 11/23/35	8,015	8,015

Total Repurchase Agreement—2.1% (cost $8,015)		8,015

Total Investments—99.3% (cost $573,150)		382,999
Cash and other assets, less liabilities—0.7%		2,589

Net assets—100.0%		$385,588

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 61

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

**Fair valued pursuant to Valuation Procedures adopted by Board of Trustees. This holding represents 0.22% of the Fund’s net assets at December 31, 2008. This security was also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	17.7%
Consumer Staples	17.4%
Industrials	13.3%
Telecommunication Services	10.7%
Consumer Discretionary	9.8%
Energy	9.6%
Information Technology	8.2%
Health Care	6.7%
Materials	5.3%
Utilities	1.3%

Total	100.0%

At December 31, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	18.8%
Hong Kong Dollar	17.8%
Indian Rupee	16.8%
Brazilian Real	15.4%
South African Rand	7.9%
Turkish Lira Spot	3.9%
Mexican Nuevo Peso	3.6%
South Korean Won	3.0%
Egyptian Pound	2.8%
UAE Dirham Spot	2.4%
Indonesian Rupiah	2.3%
Czech Koruna	1.3%
Israeli Shekel	1.3%
Chilean Peso	1.1%
All Other Currencies	1.6%

Total	100.0%

See accompanying Notes to Financial Statements.

62 Annual Report	December 31, 2008

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund invests primarily in a diversified portfolio of equity securities, including common stocks, issued by companies in emerging markets with a market capitalization of at least $3 billion at the time of the Fund’s investment.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 35 for the Global Markets Overview.

The Emerging Leaders Growth Fund commenced operations on March 26, 2008. Through the period ending December 31, 2008, the Fund posted a decrease of (52.09)% (Class I Shares). By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) declined (47.28)% during the same period.

During the fourth quarter, the Fund lagged the Index, due primarily to the weighting in the underperforming Consumer Staples sector, coupled with Health Care stock selection and the Industrials overweighting and stock selection. Within Consumer Staples, the Fund’s weighting in the underperforming Latin American region hampered returns, as did X5 Retail Group N.V., a Russian grocery store chain. Within Industrials, exposure to Middle East infrastructure building and Latin America transportation and mining/energy construction was negative. Health Care stock selection was hurt by exposure to Sun Pharmaceutical Industries Limited, a generics pharmaceutical company in India, which underperformed, although the overweighting in Health Care was additive to results. Somewhat mitigating these negative effects was stock selection in Consumer Discretionary and Telecommunication Services, coupled with the underweighting and stock selection in Energy and the underweighted Financials position.

As of year end, the Fund maintained a more defensive sector structure than as of September 30 as sectors such as Consumer Staples, 15.8%, Health Care, 7.3%, and to some extent Telecommunication Services, 15.7%, were at or above Index weightings. These increased with the sales of a number of Industrials, Energy, and Material holdings. In addition, Financials increased from approximately 11% of the Fund as of September 30, to 20%, with the increase largely occurring in Emerging Asia and Latin America. Particularly in Asia, we focused on companies that have benefited from an easing monetary policy environment, government stimulus measures, and those that have generally been unaffected by asset quality concerns. Regionally, the portfolio remained underweighted in Asia, compared to its benchmark, due largely to Korean and Taiwanese weightings, although the weighting increased from approximately 34% as of September 30 to 45%. Conversely, exposure to Emerging Markets Europe, Mid-East and Africa (EMEA) (particularly the Middle East and Russia) was reduced.

December 31, 2008	William Blair Funds 63

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

Since Inception(a)
Emerging Leaders Growth Fund Class I	(52.09)%
MSCI Emerging Markets Large Cap Index (net)	(47.28)
MSCI Emerging Markets Large Cap Index (gross)	(47.15)
(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI Emerging Markets Large Cap Index (gross) to the MSCI Emerging Markets Large Cap Index (net). The primary reason for the change is that the MSCI Emerging Markets Large Cap (net) index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries; the Fund is considered a non-resident institutional investor.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

64 Annual Report	December 31, 2008

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—42.0%
China—18.1%
*Baidu.com, Inc.—ADR (Internet software & services)	10,568	$1,380
Belle International Holdings Limited (Specialty retail)	1,701,000	755
China Life Insurance Co., Ltd. (Insurance)	551,000	1,693
China Merchants Bank Co., Ltd. (Commercial banks)	284,500	532
China Mobile, Ltd. (Wireless telecommunication services)	168,500	1,710
China Overseas Land & Investment, Ltd. (Real estate management & development)	338,000	474
CNOOC Limited (Oil, gas & consumable fuels)	1,761,000	1,675
Tencent Holdings, Ltd. (Internet software & services)	34,400	224

		8,443

India—19.9%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	21,000	591
*Bharti Airtel, Ltd. (Wireless telecommunication services)	156,477	2,307
*Cairn India, Ltd. (Oil, gas & consumable fuels)	325,509	1,160
HDFC Bank, Ltd. (Commercial banks)	22,800	471
Hindustan Unilever, Ltd. (Household products)	339,692	1,756
Housing Development Finance Corp. (Thrifts & mortgage finance)	25,675	786
Infosys Technologies Limited (IT services)	32,913	763
Larsen & Toubro, Ltd. (Construction & engineering)	35,740	571
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	41,019	902

		9,307

Indonesia—2.9%
PT Bank Rakyat Indonesia (Commercial banks)	1,771,500	753
PT Unilever Indonesia Tbk (Household products)	828,500	600

		1,353

Taiwan—1.1%
MediaTek Inc. (Semiconductors & semiconductor equipment)	75,000	507

Emerging Latin America—26.8%
Brazil—15.5%
BM&F Bovespa S.A. (Diversified financial services)	230,590	595
Companhia Vale do Rio Doce—ADR (Metals & mining)	147,946	1,792
Natura Cosmeticos S.A. (Personal products)	70,400	573
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	2,300	519
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	193,000	1,890
Redecard S.A. (IT services)	133,600	1,472
Weg S.A. (Machinery)	74,200	398

		7,239

Mexico—8.6%
Fomento Economico Mexicano, S.A.B. de C.V.—ADR (Beverages)	57,580	1,735
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	845,600	2,259

		3,994

Peru—2.7%
Credicorp, Ltd. (Commercial banks)†	25,477	1,273

Issuer	Shares	Value

Emerging Europe, Mid-East, Africa—18.5%
Czech Republic—2.2%
CEZ (Electric utilities)	24,474	$1,047

Israel—6.3%
Israel Chemicals Limited (Chemicals)	77,917	545
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	56,117	2,389

		2,934

Russia—0.6%
*X5 Retail Group N.V.—GDR (Food & staples retailing)	30,420	264

South Africa —7.8%
MTN Group, Ltd. (Wireless telecommunication services)	207,569	2,447
Naspers, Ltd. (Media)	66,000	1,194

		3,641

Turkey—1.6%
*Turkiye Garanti Bankasi A.S. (Commercial banks)	430,200	741

Europe—1.4%
Luxembourg—1.4%
Millicom International Cellular S.A. (Wireless telecommunication services)†	14,770	663

Total Common Stock—88.7% (cost $57,937)		41,406

Preferred Stock
Brazil—5.6%
All America Latin Logistica (Road & rail)	136,200	584
Banco Itau Holding Financeira S.A. (Commercial banks)	181,446	2,031

		2,615

Total Preferred Stock—5.6% (cost $3,173)		2,615

Exchange-Traded Fund
China—2.9%
iShares FTSE/Xinhua A50 China Tracker	1,278,700	1,379

Total Exchange-Traded Fund—2.9% (cost $1,456)		1,379

Investment in Rights
China Overseas Land & Investment, Ltd. (Real estate management & development)	12,240	5

Total Investment in Rights—0.0% (cost $0)		5

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 65

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	739,941	$740

Total Investment in Affiliate—1.6% (cost $740)		740

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08, due 1/2/09, repurchase price $596, collateralized by FHLMC, 5.625% due 11/23/35	$596,125	596

Total Repurchase Agreement—1.3% (cost $596)		596

Total Investments—100.1% (cost $63,902)		46,741
Liabilities, plus cash and other assets—(0.1)%		(65)

Net assets—100.0%		$46,676

*Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.6%
Consumer Staples	15.8%
Telecommunication Services	15.7%
Energy	11.6%
Information Technology	9.6%
Health Care	7.3%
Materials	5.1%
Industrials	4.7%
Consumer Discretionary	4.3%
Exchange-Traded Fund	3.0%
Utilities	2.3%

Total	100.0%

At December 31, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	20.9%
Indian Rupee	20.5%
Hong Kong Dollar	18.6%
Brazilian Real	17.8%
South African Rand	8.0%
Mexican Nuevo Peso	5.0%
Indonesian Rupiah	3.0%
Czech Koruna	2.3%
Turkish Lira	1.6%
Israeli Shekel	1.2%
New Taiwan Dollar	1.1%

Total	100.0%

See accompanying Notes to Financial Statements.

66 Annual Report	December 31, 2008

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted a (25.85)% decrease on a total return basis (Class N shares) during the 12 months ended December 31, 2008. By comparison, the Russell 2000® Value Index declined (28.92)%, while the Russell 2000® Index dropped (33.79)%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Investor fortitude was put to the ultimate test in 2008 during a year that saw unprecedented global market declines, the occurrence of numerous historical events, and the Federal Reserve and Central Banks’ sweeping financial market interventions. The market plummets were comprehensive and jaw-dropping, especially during the final three months of the year. The steps taken by government and financial institutions around the globe are too numerous to list but it is worth highlighting a few. Lehman Brothers filed for bankruptcy; Fannie Mae, Freddie Mac, and AIG were bailed out by the U.S. government; oil reached its all time high of $145 a barrel only to fall to less than $45 a barrel by year’s end; a $700 billion dollar rescue plan was enacted to help support the U.S. financial markets, and the Fed began lending directly to U.S. corporations in an action not witnessed since the Great Depression. Furthermore, market volatility spiked to extreme levels during the latter half of the year as light trading volumes, investor jitters, and late day market orders sent the various indices into relative downdrafts.

Generally speaking from a sector perspective, portfolios that were positioned with large allocations to Energy and Materials and lower allotments to Financials performed well during the first half of the year. However, sector leadership rotated during the second half as investors’ anxieties drove portfolios to a more defensive posturing with higher exposures to Consumer Staples and Health Care. Energy, Materials, and related commodities encountered demand destruction mid-year. This caused investors to pare back their weightings and the sectors to materially sell off. In addition, Financials performance was enhanced as the sector underwent a third quarter rally; thus, lower than benchmark Financials sector weight impacted performance negatively in the latter half of the year.

With respect to market capitalization, mid capitalization securities took the early lead during the first six months of the year versus their small and large cap counterparts, according to Russell Indices. Nevertheless, this dynamic reversed course with mid caps finishing the year in last place behind both small and large caps. This environment provided active management with a challenging exercise of not only attempting to outperform their respective index, but to also try and preserve investors’ capital, both of which proved difficult. According to Merrill Lynch research, only 26.8% of active small cap value funds beat the Russell 2000® Value in 2008; that number declined to 17.7% for the small cap growth (versus Russell 2000® Growth) active management category.

What were among the best performing sectors for the Fund? What were among the best performing investments?

While the Value Discovery Fund finished the year down, it posted a return greater than that of the Russell 2000® Value Index as well as the overall broad market, represented by the S&P 500

December 31, 2008	William Blair Funds 67

(37.00)%. The Fund’s outperformance was attributable to stock selection across the majority of sectors, with the exceptions being Financials, Health Care, and Information Technology.

Offsetting losses in Health Care and Financials was exceptional relative performance within Consumer Discretionary and Consumer Staples. Although consumers considerably reigned in spending on all non-essential expenditures during the year, our holdings, which tend to exhibit strong financial characteristics, held up well. One of the most notable names in our Discretionary stocks was Jack in the Box, Inc. a fast food provider. Jack in the Box outperformed the Russell 2000® Value Consumer sector by a wide margin in 2008 and was one of the best performing Restaurant stocks in our universe for multiple reasons. First, given the challenging consumer environment, more and more diners are choosing to eat at these lower cost, quick serve restaurants (QSR) versus casual dining restaurants. Comparable store sales were strong for many QSR operators like McDonald’s, Burger King, and Jack in the Box. Jack in the Box stock also outperformed its peer group because of its well capitalized balance sheet, strong consumer appeal to their differentiated menu, and management’s continued focus on improving free cash flow and return on invested capital. The company continues to sell company-owned stores to new and existing franchisees as it transitions to a franchise business model that is common among its QSR peers. The long-term result of this transition will be to lower the capital intensity of the business, lower sensitivity to volatile food and labor costs, increase the sustainability and predictability of free cash flow, and improve overall corporate return on invested capital.

In Consumer Staples, J&J Snack Foods was an exceptionally strong performer during the fourth quarter when the company posted steady fiscal 4Q operating results, and provided a positive absolute return for the year; J&J produces Super Pretzel brand pretzels and other snack foods. Investors are also beginning to recognize the benefit of price increases taken by the company during the year coupled with the expectation of easing raw material costs.

What were among the weakest performing sectors for the Fund? What were among the weakest performing investments?

Within Financials, the portfolio’s almost 14% exposure to banks along with our REIT holdings negatively impacted annual results. In banking, performance was challenged by a combination of being slightly underweight in what was surprisingly one of the strongest areas of the benchmark combined with several subpar performers, most prominent of which was Nevada-based Community Bancorp. Despite historically strong management and results, Community was unable to overcome the rapid deceleration in the Las Vegas economy. In REITs, the portfolio had its share of relatively strong performers but also incurred difficult performance from several others, most notably Kite Realty Group. Despite a generally healthy portfolio of existing properties, Kite’s development strategy, which we felt was an above average and conservatively pre-leased approach, was viewed negatively in a market that looked unfavorably on retail REITs in general. Health Care was also a source of weakness, primarily in our Health Care Providers and Services namely due to Pediatrix Medical Group. (Pediatrix underwent a name change and is now called Mednax, Inc.). Mednax a provider of neonatology services, experienced weakness during the year on softening patient volumes caused by an unexpected slowdown in birth rates, an external factor beyond management’s control.

What is your current thinking about the markets?

While 2009 will surely be an eventful year, all investors are hoping it will be a year that equity markets stabilize in anticipation of better economic times ahead. Equities may display pockets of strength throughout the upcoming year; nonetheless, investors should not only proceed with caution, but also with a dose of guarded optimism while looking to take advantage of any further dislocations. Financial markets still require time to heal from 2008’s devastating crisis, yet we are beginning to see signs of improvement in credit markets. This improvement may indicate the liquidity lockup is coming to a close. With the government’s implementation of the Temporary Liquidity Guarantee Program that allows banks to issue debt with an FDIC guarantee, more than $120 billion in new issuances have occurred. We are beginning to see that companies with debt issuance needs are able to access credit, though at a higher marginal cost. However, obstacles remain along the capital markets’ road to recovery and active management’s role in helping to guide the way for investors will likely be meaningful.

68 Annual Report	December 31, 2008

Value Discovery Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Value Discovery Fund Class N	(25.85)%	(5.16)%	(0.80)%	5.87%	—%
Value Discovery Fund Class I	(25.77)	(4.97)	(0.62)	—	7.11
Russell 2000® Value Index	(28.92)	(7.49)	0.27	6.11	6.94
Russell 2000® Index	(33.79)	(8.29)	(0.93)	3.02	3.00
(a)	For the period from October 1, 1999 to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index is the Fund’s primary benchmark. The Russell 2000® Value consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

On May 1, 2008 the Fund’s primary benchmark changed from the Russell 2000® Index to the Russell 2000® Value Index. The Russell 2000® Value Index includes Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The primary reason for the change is to compare the Fund to a benchmark that has a company selection methodology that more closely resembles that of the Fund.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 69

Value Discovery Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—36.8%
American Campus Communities, Inc.	9,955	$204
*Argonaut Group, Inc.†	18,252	619
Aspen Insurance Holdings Limited†	13,275	322
Astoria Financial Corporation	24,800	409
Bank Of Hawaii Corporation	11,440	517
Boston Private Financial Holdings, Inc.	59,174	405
Cogdell Spencer, Inc.	51,000	477
Delphi Financial Group, Class “A”	20,870	385
East West Bancorp, Inc.	27,857	445
First Niagara Financial Group, Inc.	19,125	309
First Potomac Realty Trust	55,017	512
FirstMerit Corporation	30,653	631
Glacier Bancorp, Inc.	20,175	384
Hanover Insurance Group, Inc.	19,560	840
Healthcare Realty Trust Incorporated	12,925	303
Highwoods Realty L.P.	16,595	454
Iberiabank Corporation	12,155	584
Lasalle Hotel Properties	17,730	196
MeadowBrook Insurance Group, Inc.	56,415	363
Mid-American Apartment Communities, Inc.	14,845	552
National Penn Bancshares, Inc.	17,205	250
Newalliance Bancshares, Inc.	21,920	289
Old National Bancorp	39,210	712
Onebeacon Insurance Group, Ltd.†	30,878	322
Platinum Underwriters Holdings, Ltd.†	7,425	268
*PMA Capital Corporation, Class “A”	74,843	530
*Proassurance Corporation	5,500	290
Realty Income Corporation	20,870	483
*Texas Capital Bancshares, Inc.	21,830	292
UMB Financial Corp	6,985	343
Validus Holdings, Ltd.†	10,655	279
Wilmington Trust Corporation	16,192	360

		13,329

Industrials—16.2%
Acuity Brands, Inc.	11,355	396
*ATC Technology Corporation	22,970	336
Brady Corporation	13,010	312
*EMCOR Group, Inc.	20,785	466
*Esco Technologies, Inc.	13,800	565
G & K Services, Inc.	14,585	295
*Graftech International Ltd.	39,125	326
Interface, Inc., Class “A”	42,705	198
Kaydon Corporation	13,625	468
*Old Dominion Freight Line, Inc.	16,505	470
Quanex Building Products Corporation	18,340	172
Simpson Manufacturing Co., Inc.	13,450	373
Tal International Group, Inc.	23,665	334
Toro Company	11,525	380
Triumph Group, Inc.	11,180	475
Watson Wyatt Worldwide, Inc.	6,375	305

		5,871

Information Technology—9.7%
ADTRAN, Inc.	21,745	324
*Anixter International, Inc.	10,390	313
*Atmel Corporation	41,920	131
*Avid Technology, Inc.	24,871	271
*EarthLink, Inc.	58,335	394
*MICROS Systems, Inc.	24,715	403
*Parametric Technology Corporation	37,900	479
*Semitool, Inc.	56,154	171

Issuer	Shares	Value

Common Stocks—(continued)
Information Technology—(continued)
*Sybase, Inc.	16,365	$405
*Ultra Clean Holdings, Inc.	92,568	186
United Online, Inc.	70,385	427

		3,504

Consumer Discretionary—8.8%
Ameristar Casinos, Inc.	61,565	532
Callaway Golf Company	42,790	398
Christopher & Banks Corporation	83,227	466
*Gaylord Entertainment Company	22,180	240
Interactive Data Corporation	18,075	446
*Jack In The Box, Inc.	26,025	575
*Rent-A-Center, Inc.	31,440	555

		3,212

Utilities—7.0%
ALLETE, Inc.	14,670	473
Avista Corporation	22,095	428
Cleco Corporation	22,530	514
Northwest Natural Gas Company	8,207	363
South Jersey Industries, Inc.	10,830	432
Southwest Gas Corporation	12,750	322

		2,532

Materials—6.5%
Arch Chemicals, Inc.	15,980	417
*Intrepid Potash, Inc.	21,079	438
Minerals Technologies, Inc.	9,080	371
*Polyone Corporation	64,885	204
Silgan Holdings, Inc.	13,535	647
Texas Industries, Inc.	7,860	271

		2,348

Health Care—4.5%
*Magellan Health Services	11,965	469
*Matrixx Initiatives, Inc.	22,584	372
*Mednax, Inc.	10,443	331
*Varian, Inc.	14,059	471

		1,643

Consumer Staples—4.5%
Flowers Foods, Inc.	19,770	482
J&J Snack Foods	15,807	567
Spartan Stores, Inc.	24,450	569

		1,618

Energy—2.7%
*Forest Oil Corporation	12,208	201
*Newpark Resources, Inc.	86,997	322
*Petrohawk Energy Corporation	22,078	345
*TETRA Technologies, Inc.	25,240	123

		991

Total Common Stock—96.7% (cost $43,804)		35,048

Investment in Affiliate
William Blair Ready Reserves Fund	233,468	233

Total Investment in Affiliate—0.6% (cost $233)		233

See accompanying Notes to Financial Statements.

70 Annual Report	December 31, 2008

Value Discovery Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08, due 1/2/09, repurchase price $1,075, collateralized by FHLMC, 5.625%, due 11/23/35	$1,075	$1,075

Total Repurchase Agreement—3.0% (cost $1,075)		1,075

Total Investments—100.3% (cost $45,112)		36,356
Liabilities, plus cash and other assets—(0.3)%		(107)

Net assets—100.0%		$36,249

*Non-income producing

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 71

Christopher T. Vincent

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Bond Fund posted a 1.64% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 5.24%.

After an unprecedented year of turmoil and upheaval in the financial markets, the performance of fixed income securities during 2008 was somewhat of a mixed bag.

The Barclays Capital U.S. Aggregate Bond Index return of 5.24% for 2008 was actually a rather middling one, as in recent years many returns have been both better and worse. Record gains in the prices of Treasury Securities and record losses in Corporate Bond prices offset each other to produce an average year for this Index.

In the first quarter alone, there were enough newsworthy events to fill an entire year. The fixed income markets had not seen such a quarter since the savings and loan crisis of the early 1990s.

The biggest of these events occurred on March 13, when executives at Bear Stearns first informed financial regulators that the bank, one of Wall Street’s biggest, was facing imminent bankruptcy. After a weekend of round-the-clock negotiations, the Federal Reserve mediated a “fire sale” of Bear Stearns to JP Morgan Chase. The Bear Stearns crisis was a great example of how the confidence of counterparties can affect the viability of a financial institution.

In addition, during the first quarter the Fed lowered the federal funds rate from 4.25% to 2.25%, lowered the discount rate from 4.75% to 2.50%, opened the discount window to investment banks, and reduced the capital holding requirements for Fannie Mae and Freddie Mac, all in an effort to provide liquidity in order to encourage borrowing and lending without reigniting inflation.

Lastly, an emergency financial stimulus package was passed by Congress in February in an attempt to reinvigorate consumer spending, and in turn the economy.

As much as a “flight to quality” had been underway since 2007, so was a “flight to liquidity,” in that demand for U.S. Treasury securities over other fixed-income assets soared.

Corporate bond prices led the fixed income markets down in the third quarter, in a move that was precipitated by the bankruptcy of the venerable 158-year old investment bank, Lehman Brothers. Roughly a week before the U.S. Treasury had stepped in to take over the Government-Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac.

The very same weekend that Lehman Brothers announced it was in liquidation, Merrill Lynch announced it would be acquired by Bank of America, and the insurance giant AIG suffered a liquidity crisis following the downgrade of its credit rating. At the company’s request, the Federal Reserve loaned money to AIG to prevent its collapse, in order for AIG to meet its obligations to post additional collateral to trading partners.

72 Annual Report	December 31, 2008

Exacerbating fears were reports that a prominent institutional money market fund had “broken the buck,” due to losses the fund experienced because of its holdings of Lehman commercial paper.

During the last two weeks of September, the Corporate Bond market experienced price moves that normally would have taken place over the course of a year or more. Market sentiment had literally devolved into a “shoot, first, ask questions later,” atmosphere, with investors assuming the worst with regard to securities. Compounding this was a systemic lack of confidence in the funding markets.

The U.S. Treasury’s Troubled Asset Relief Program (TARP), initially designed as a “one-off,” or piecemeal program to buy assets from troubled financial institutions and thereby inject capital to repair balance sheets, evolved into a system-wide solution to deal with the liquidity crisis.

The mid-September through end of October period was one of wholesale “de-risking” of fixed income portfolios. Undoubtedly there was a great deal of de-leveraging that was occurring during this time.

October especially was an unprecedented period of volatility in the investment grade corporate bond market. Investment grade bonds posted a (7.00)% to (8.00)% negative rate of return in a 30-day period.

By the end of the fourth quarter, the shorter-term/funding markets were functioning on a much improved basis, but with the assistance of a plethora of government programs.

The Federal Reserve Board also entered a new era as it set its benchmark overnight federal funds interest rate to a range of 0.00%—0.25%, in a move to signal it still had tools with which it could stimulate the economy. But with its move, the Fed essentially acknowledged that the economic downturn was worse than the Fed had thought at their meeting in October, and that they remained very concerned about the fragility of the economy. The Fed also stated that inflationary pressures had diminished appreciably, and that inflation should moderate further in coming quarters.

The credit markets began to improve during the middle of November, and the Corporate Bond market came back strongly during December. December, in fact, was a positive month for the riskier segments of the fixed-income markets. Investors had come to the realization that the dislocations within the financial markets were going to impact the economy for several quarters to come.

What is your current strategy? How is the Fund positioned?

During the third quarter we anticipated that market conditions would create opportunities in the Corporate Bond market. We believed investors were being well compensated over the long-term, and searched for attractive entry points at which to establish positions. During the fourth quarter we maintained and slightly increased our weighting to Corporate Bonds—to 34.2% at year end from 32.0% at the end of the third quarter, and we were overweight compared to our benchmark’s weighting of 20.3%.

Within sectors, we were underweight in Financials, as we believe Financials bore the brunt of the of the recent market volatility.

Although we would characterize the Fund as taking refuge during the market turmoil in what are considered quality “blue chip” (Corporate Bond) names including Kimberly Clark, Kroger and Wal-Mart, as the quarter progressed we gradually began to increase the Fund’s exposure to the Financial sector.

Exposure to Non-Agency Mortgage-backed securities decreased slightly.

December 31, 2008	William Blair Funds 73

What is your outlook going forward?

Market participants continue to search for signs that the worst is over in terms of the financial crisis.

Fundamentally, we believe the case for maintaining overweight positions in Fannie Mae, Freddie Mac and Corporate Bonds is very compelling. We are still overweight the “spread” sectors, based on valuations we believe are stretched.

Nonetheless, there is still a great deal of uncertainty, unknown details, and developments yet to unfold at the macroeconomic level as a result of the government’s $700 billion dollar rescue package for the U.S. financial system, and the changes that have yet to be proposed and implemented by the new Administration. At the very least, we expect regulatory change and increased oversight to play an increased role in the post election period.

74 Annual Report	December 31, 2008

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	Since Inception(a)
Bond Fund Class N	1.64%	3.00%
Bond Fund Class I	1.72	3.12
Barclays Capital U.S. Aggregate Index	5.24	6.06
(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 75

Bond Fund

Portfolio of Investments, December 31, 2008 (all amounts in thousands)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—58.9%
U.S. Treasury—7.9%
U.S. Treasury Note, 4.750%, due 2/15/10	$2,500	$2,619
U.S. Treasury Note, 4.250%, due 9/30/12	210	234
U.S. Treasury Note, 4.750%, due 5/15/14	355	418
U.S. Treasury Note, 4.750%, due 8/15/17	1,200	1,435
U.S. Treasury Note, 5.500%, due 8/15/28	400	541
U.S. Treasury Note, 4.500%, due 2/15/36	500	664

Total U.S. Treasury Obligations	5,165	5,911

Government National Mortgage Association (GNMA)—1.0%
#357752, 7.000%, due 4/15/09	1	1
GNR 2006-67 GB, 4.186%, due 9/16/34	750	759

Total GNMA Mortgage Obligations	751	760

Federal Home Loan Mortgage Corp. (FHLMC)—10.7%
#G10330, 7.000%, due 1/1/10	9	10
#G90024, 7.000%, due 1/20/13	105	110
#G30093, 7.000%, due 12/1/17	57	60
#G30255, 7.000%, due 7/1/21	118	124
#E02360, 6.500%, due 7/1/22	915	951
#D95897, 5.500%, due 3/1/23	410	422
#G10728, 7.500%, due 7/1/32	406	431
#C01385, 6.500%, due 8/1/32	645	674
#A62179, 6.000%, due 6/1/37	1,303	1,348
#A63539, 6.000%, due 7/1/37	1,810	1,873
#A78138, 5.500%, due 6/1/38	1,958	2,012

Total FHLMC Mortgage Obligations	7,736	8,015

Federal National Mortgage Association (FNMA)—39.3%
#535559, 7.500%, due 9/1/12	484	500
#598453, 7.000%, due 6/1/15	12	12
#689612, 5.000%, due 5/1/18	712	737
#747903, 4.500%, due 6/1/19	627	643
#253847, 6.000%, due 5/1/21	431	447
#900725, 6.000%, due 8/1/21	353	367
#545437, 7.000%, due 2/1/32	310	328
#254548, 5.500%, due 12/1/32	1,725	1,774
#555522, 5.000%, due 6/1/33	799	818
#190337, 5.000%, due 7/1/33	967	990
#254868, 5.000%, due 9/1/33	1,411	1,444
#190340, 5.000%, due 9/1/33	2,915	2,984
#555880, 5.500%, due 11/1/33	829	852
#725027, 5.000%, due 11/1/33	1,130	1,157
#725205, 5.000%, due 3/1/34	877	898
#725238, 5.000%, due 3/1/34	884	905
#725220, 5.000%, due 3/1/34	1,665	1,704
#725232, 5.000%, due 3/1/34	2,320	2,374
#725424, 5.500%, due 4/1/34	890	915
#725611, 5.500%, due 6/1/34	698	717
#745092, 6.500%, due 7/1/35	973	1,016
#848782, 6.500%, due 1/1/36	1,330	1,389
#849191, 6.000%, due 1/1/36	160	166
#256859, 5.500%, due 8/1/37	1,743	1,752
#888967, 6.000%, due 12/1/37	2,015	2,089
#934006, 6.500%, due 9/1/38	2,263	2,364

Total FNMA Mortgage Obligations	28,523	29,342

	NRSRO Rating (unaudited)	Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—4.8%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA+	$313	$291
First Plus 1997-4 M1 7.640%, due 9/11/23	AA	244	244
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A	133	85
LSSCO, 2004-2, Tranche M2, 5.520%, due 2/28/33, VRN*	A	186	132
CWL, 2003-5, Tranche MF2, 5.959%, due 11/25/33	Aa1	225	142
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5, 6.455%, due 7/25/34	A	496	298
FHASI, 2004-AR4, Tranche 3A1, 4.603%, due 8/25/34, VRN	AAA	714	505
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A2	15	15
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	21	15
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA+	153	137
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2A, 4.840%, due 6/25/35	AAA	369	359
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2C, 4.950%, due 6/25/35	AAA	173	167
Structured Asset Securities Corp., 2005-9XS, Tranche A2B, 6.500%, due 6/25/35	AAA	228	225
Chase Mortgage Finance Corporation, 2006-A1, Tranche A3, 6.000%, due 9/25/36	AAA	700	300
Mid-State Trust 2004-1, Tranche A, 6.005%, due 8/15/37	AAA	716	604
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA	70	43

Total Non-Agency Mortgage-Backed Obligations		4,756	3,562

Corporate Obligations—32.9%
HSBC Finance Corporation 8.000%, due 7/15/10	AA-	500	508
Morgan Stanley Dean Witter & Co., 6.600%, due 4/1/12	A2	545	527
Simon Property Group, Inc., 6.350%, due 8/28/12	A-	750	584
Cox Communications, Inc., 7.125%, due 10/1/12	BBB	400	383
Boeing Capital Corporation, 5.800%, due 1/15/13	A+	400	404

See accompanying Notes to Financial Statements.

76 Annual Report	December 31, 2008

Bond Fund

Portfolio of Investments, December 31, 2008 (all amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Wells Fargo & Company, 4.375%, due 1/31/13	Aa1	$350	$343
The Kroger Co., 5.500%, due 2/1/13	Baa2	430	426
PepsiCo, Inc., 4.650%, due 2/15/13	Aa2	550	565
Weatherford International, Ltd., 5.150%, due 3/15/13	BBB+	650	572
John Deere Capital Corporation, 4.500%, due 4/3/13	A	700	670
Citigroup, Inc., 5.500%, due 4/11/13	A+	690	672
Merrill Lynch & Co., Inc., 6.150%, due 4/25/13	Aa3	750	743
General Electric Capital Corporation, 4.800%, due 5/1/13	AAA	600	590
American Movil S.A.B. de C.V., 5.500%, due 3/1/14	A3	700	645
Coca-Cola Enterprises, Inc., 7.375%, due 3/3/14	A	575	631
AT&T, Inc., 5.100%, due 9/15/14	A	700	688
Goldman Sachs Group, Inc., 5.000%, due 10/1/14	AA-	545	487
CODELCO, Inc.—144A, 4.750%, due 10/15/14	A1	400	376
Johnson Controls, Inc., 5.500%, due 1/15/16	A3	400	310
KeyBank National Association, 5.450%, due 3/3/16	Aaa	515	406
ProLogis, 5.750%, due 4/1/16	Baa2	400	199
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	400	325
Yum!, Brands, Inc., 6.250%, due 4/15/16	BBB-	700	594
SABMiller plc, 6.500%, due 7/1/16	BBB+	700	649
Petrobras International Finance Company, 6.125%, due 10/6/16	Baa1	400	390
DuPont (E.I.) de Nemours, 5.250%, due 12/15/16	A	500	497
Comcast Corporation, 6.500%, due 1/15/17	BBB+	350	346
J.P. Morgan Chase & Co., 6.125%, due 6/27/17	Aa3	600	590
BB&T Corporation, 4.900%, due 6/30/17	A1	665	600
American Express, 6.150%, due 8/28/17	A+	600	578
IBM Corporation, 5.700%, due 9/14/17	A+	700	748

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury

* Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.66% of the net assets at December 31,2008.

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Exelon Generation Company, LLC., 6.200%, due 10/1/17	A3	$600	$516
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	525	498
Tesco plc, 5.500%, due 11/15/17	A	600	556
Wells Fargo & Company, 5.625%, due 12/11/17	AA	500	522
General Electric Capital Corporation, 5.625%, due 5/1/18	AAA	350	353
Philip Morris International, Inc., 5.650%, due 5/16/18	A2	500	496
Verizon Communications, Inc., 8.750%, due 11/1/18	A	330	387
Iron Mountain, Incorporated, 8.000%, due 6/15/20	B+	750	602
Ras Laffan Lng II, 5.298%, due 9/30/20*	Aa2	400	285
Southwest Airlines Co., 6.150%, due 8/1/22	Aa3	725	566
The Kroger Co., 8.000%, due 9/15/29	Baa2	325	367
Conoco Funding Company, 7.250%, due 10/15/31	A1	400	430
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	400	257
Pacific Gas and Electric Company, 6.050%, due 3/1/34	A	250	266
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A1	500	474
Comcast Corporation, 6.450%, due 3/15/37	BBB+	300	299
McDonald’s Corporation, 6.300%, due 3/1/38	A	500	552
J.P. Morgan Chase & Co., 6.400%, due 5/15/38	Aa2	350	414
Verizon Communications, Inc., 8.950%, due 3/1/39	A	375	484
Florida Power and Light Group Capital, Inc., 6.650%, due 6/15/67, VRN	A3	300	156

Total Corporate Obligations		26,145	24,526

Total Fixed Income—96.6% (Cost $72,832)		73,076	72,116

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08 due 1/2/09, repurchase price $574, collateralized by FHLMC, 5.625%, due 11/23/35	AAA	574	574

Total Repurchase Agreement—0.8% (Cost $574)		574	574

Total Investments—97.4% (cost $73,406)			72,690

Cash and other assets, less liabilities—2.6%			1,923

Net Assets—100.0%			$74,613

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 77

Christopher T. Vincent

INCOME FUND

The Income Fund invests in intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a (2.46)% decrease on a total return basis (Class N Shares) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index, rose 5.08%, while the average of the Fund’s peer group, the Morningstar Short-term Bond Category, declined (4.23)%.

After an unprecedented year of turmoil and upheaval in the financial markets, the performance of fixed income securities during 2008 was somewhat of a mixed bag.

The returns of investment grade bonds for 2008 were the worst on record, while 30-year Treasury Bonds and posted their best returns ever. Returns on 10-Year Notes were the highest since 1995.

In the first quarter alone, there were enough newsworthy events to fill an entire year. The fixed income markets had not seen such a quarter since the savings and loan crisis of the early 1990s.

The biggest of these events occurred on March 13, when executives at Bear Stearns first informed financial regulators that the bank, one of Wall Street’s biggest, was facing imminent bankruptcy. After a weekend of round-the-clock negotiations, the Federal Reserve mediated a “fire sale” of Bear Stearns to JP Morgan Chase. The Bear Stearns crisis was a great example of how the confidence of counterparties can affect the viability of a financial institution.

In addition, during the first quarter the Fed lowered the federal funds rate from 4.25% to 2.25%, lowered the discount rate from 4.75% to 2.5%, opened the discount window to investment banks, and reduced the capital holding requirements for Fannie Mae and Freddie Mac, all in an effort to provide liquidity in order to encourage borrowing and lending without reigniting inflation.

Lastly, an emergency financial stimulus package was passed by Congress in February in an attempt to reinvigorate consumer spending, and in turn the economy.

As much as a “flight to quality” had been underway since 2007, so was a “flight to liquidity,” in that demand for U.S. Treasury securities over other fixed-income assets soared.

Corporate bond prices led the fixed income markets down in the third quarter, in a move that was precipitated by the bankruptcy of the venerable 158-year old investment bank, Lehman Brothers. Roughly a week before the U.S. Treasury had stepped in to take over the Government-Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac.

The very same weekend that Lehman Brothers announced it was in liquidation, Merrill Lynch announced it would be acquired by Bank of America, and the insurance giant AIG suffered a liquidity crisis following the downgrade of its credit rating. At the company’s request, the Federal Reserve loaned money to AIG to prevent its collapse, in order for AIG to meet its obligations to post additional collateral to trading partners.

78 Annual Report	December 31, 2008

Exacerbating fears were reports that a prominent institutional money market fund had “broken the buck,” due to losses the fund experienced because of its holdings of Lehman commercial paper.

During the last two weeks of September, the Corporate Bond market had experienced price moves that normally would have taken place over the course of a year or more. Market sentiment had literally devolved into a “shoot, first, ask questions later,” atmosphere, with investors assuming the worst with regard to securities. Compounding this was a systemic lack of confidence in the funding markets.

The U.S. Treasury’s Troubled Asset Relief Program (TARP), initially designed as a “one-off,” or piecemeal program to buy assets from troubled financial institutions and thereby inject capital to repair balance sheets, evolved into a system-wide solution to deal with the liquidity crisis.

The mid-September through end of October period was one of wholesale “de-risking” of fixed income portfolios. Undoubtedly, a great deal of de-leveraging was occurring during this time.

October especially was an unprecedented period of volatility in the investment grade corporate bond market. Investment grade bonds posted a (7.0)% to (8.0)% negative rate of return in a 30-day period.

By the end of the fourth quarter, the shorter-term/funding markets were functioning on a much improved basis, but with the assistance of a plethora of government programs.

The Federal Reserve Board also entered a new era as it set its benchmark overnight federal funds interest rate to a range of 0.00%—0.25%, in a move to signal it still had tools with which it could stimulate the economy. But with its move, the Fed essentially acknowledged that the economic downturn was worse than the Fed had thought at their meeting in October, and that they remained very concerned about the fragility of the economy. The Fed also stated that inflationary pressures had diminished appreciably, and that inflation should moderate further in coming quarters.

The credit markets began to improve during the middle of November, and the Corporate Bond market came back strongly during December. December, in fact, was a positive month for the riskier segments of the fixed-income markets. Investors had come to the realization that the dislocations within the financial markets were going to impact the economy for several quarters to come.

What is your current strategy? How is the Fund positioned?

During the third quarter, we anticipated that market conditions would create opportunities in the Corporate Bond market. We believed investors were being well compensated over the long-term, and searched for attractive entry points at which to establish positions.

During the fourth quarter we significantly raised our exposure to Corporate Bonds—to 53.4% at year end from 38.3% at the end of the third quarter, and we were overweight our benchmark’s weighting of 34.2%

Within sectors, we were underweight Financials, as we believe Financials bore the brunt of the recent market volatility.

Although we would characterize the Fund as taking refuge during the market turmoil in what are considered quality “blue chip” (Corporate Bond) names including Kimberly-Clark, Kroger Company and Wal-Mart Stores, as the quarter progressed we gradually began to increase the Fund’s exposure to the Financial sector.

December 31, 2008	William Blair Funds 79

What is your outlook going forward?

Market participants continue to search for signs that the worst is over in terms of the financial crisis.

Fundamentally, we believe the case for maintaining overweight positions in Fannie Mae, Freddie Mac and Corporate Bonds is very compelling. We are still overweight the “spread” sectors, based on valuations we believe are stretched.

Nonetheless, there is still a great deal of uncertainty, unknown details, and developments yet to unfold at the macroeconomic level as a result of the government’s $700 billion dollar rescue package for the U.S. financial system, and the changes that have yet to be proposed and implemented by the new Administration. At the very least, we expect regulatory change and increased oversight to play an increased role in the post election period.

80 Annual Report	December 31, 2008

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Income Fund Class N	(2.46)%	0.92%	1.41%	3.57%	—%
Income Fund Class I	(2.26)	1.11	1.61	—	4.00
Barclays Capital Intermediate Government/Credit Bond Index	5.08	5.50	4.21	5.42	5.82
(a)	For the period from October 1, 1999 to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital Intermediate Government Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 81

Income Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Income Fund	Principal Amount	Value

U.S. Government and U.S. Government Agency—41.4%
U.S. Treasury—17.2%
U.S. Treasury Note, 6.500%, due 2/15/10	$1,250	$1,333
U.S. Treasury Note, 4.250%, due 9/30/12	12,000	13,399
U.S. Treasury Note, 5.125%, due 5/15/16	5,500	6,660
U.S. Treasury Note, 4.750%, due 8/15/17	2,250	2,690

Total U.S. Treasury Obligations	21,000	24,082

Government National Mortgage Association (GNMA)—0.3%
#780405, 9.500%, due 11/15/17	282	304
#357322, 7.000%, due 9/15/23	171	181

Total Government National Mortgage Association	453	485

Federal Home Loan Mortgage Corp. (FHLMC)—6.5%
#G90028, 7.000%, due 5/17/09	2	2
#E80050, 6.000%, due 10/1/09	7	7
#G90019, 7.500%, due 12/17/09	30	30
#E00436, 7.000%, due 6/1/11	171	177
#G10708, 6.500%, due 8/1/12	114	118
#E72924, 7.000%, due 10/1/13	547	570
#E81697, 8.000%, due 5/1/15	1,411	1,498
#E81703, 7.000%, due 5/1/15	583	608
#E81908, 8.500%, due 12/1/15	97	113
#J02184, 8.000%, due 4/1/16	925	979
#G90022, 8.000%, due 9/17/16	404	427
#E90398, 7.000%, due 5/1/17	1,007	1,055
#M30028, 5.500%, due 5/1/17	107	110
#C67537, 9.500%, due 8/1/21	58	63
#D95621, 6.500%, due 7/1/22	2,481	2,592
#A45790, 7.500%, due 5/1/35	764	810

Total FHLMC Mortgage Obligations	8,708	9,159

Federal National Mortgage Association (FNMA)—17.4%
#765396, 5.500%, due 1/1/09	1	1
#2002-27, Tranche SW, 22.110%, due 5/25/2009 VRN	270	274
#695512, 8.000%, due 9/1/10	99	101
#725479, 8.500%, due 10/1/10	134	135
#313816, 6.000%, due 4/1/11	141	147
#577393, 10.000%, due 6/1/11	85	91
#577395, 10.000%, due 8/1/11	335	359
#254788, 6.500%, due 4/1/13	264	276
#725315, 8.000%, due 5/1/13	301	317
#593561, 9.500%, due 8/1/14	245	265
#567027, 7.000%, due 9/1/14	1,072	1,112
#567026, 6.500%, due 10/1/14	860	894
#458124, 7.000%, due 12/15/14	161	169
#576554, 8.000%, due 1/1/16	1,012	1,069
#256106, 5.000%, due 2/1/16	1,775	1,841
#576553, 8.000%, due 2/1/16	1,667	1,778
#555747, 8.000%, due 5/1/16	213	224
#735569, 8.000%, due 10/1/16	1,214	1,281

Income Fund	NRSRO Rating (unaudited)	Principal Amount	Value

Federal National Mortgage Association (FNMA)—(continued)
#725410, 7.500%, due 4/1/17		$776	$809
#643217, 6.500%, due 6/1/17		287	298
#679247, 7.000%, due 8/1/17		1,115	1,173
#740847, 6.000%, due 10/1/18		956	994
#852864, 7.000%, due 7/1/20		2,345	2,478
#458147, 10.000%, due 8/15/20		593	664
#835563, 7.000%, due 10/1/20		985	1,042
#735574, 8.000%, due 3/1/22		585	620
#679253, 6.000%, due 10/1/22		1,267	1,313
#1993-19, Tranche SH, 11.234%, due 4/25/23, VRN		11	11
#806458, 8.000%, due 6/1/28		620	657
#880155, 8.500%, due 7/1/29		1,080	1,165
#797846, 7.000%, due 3/1/32		1,313	1,388
#745519, 8.500%, due 5/1/32		727	785
#654674, 6.500%, due 9/1/32		248	259
#733897, 6.500%, due 12/1/32		379	400

Total FNMA Mortgage Obligations		23,136	24,390

Non-Agency Mortgage-Backed Obligations—5.3%
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA	102	102
First Plus, 1997-4, Tranche A8, 7.810%, due 9/11/23	AAA	32	32
First Plus, 1997-4, Tranche M1, 7.640%, due 9/11/23	AA	829	828
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23	A	175	169
First Plus, 1998-2, Tranche M2, 8.010%, due 5/10/24	A	112	109
First Plus, 1998-3, Tranche M2, 7.920%, due 5/10/24, VRN	A	299	291
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 6/25/32*	A	873	305
LSSCO, 2004-2, Tranche M1, 5.520%, due 2/28/33, VRN*	AA	486	431
LSSCO, 2004-2, Tranche M2, 5.520%, due 2/28/33, VRN*	A	373	264
ABFS, 2002-2, Tranche A-7, 5.720%, due 7/15/33	Aaa	14	14
Residential Asset Mortgage Products, 2003-RS9, Tranche MI2, 6.300%, due 10/25/33	Aa3	1,153	571
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A2	656	645
Security National Mortgage Loan Trust, 2005-1A, Tranche B1, 7.450%, due 2/25/35*	BBB	795	594
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	1,234	876
Soundview Home Equity Loan Trust, 2005-B, Tranche M1 5.635%, due 5/25/35	AA+	386	347

See accompanying Notes to Financial Statements.

82 Annual Report	December 31, 2008

Income Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Income Fund	NRSRO Rating (unaudited)	Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—(continued)
Blackrock Capital Finance, 1997-R1 WAC, 7.882%, due 3/25/37, VRN*	Aaa	$274	$232
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA	2,638	1,624

Total Non-Agency Mortgage-Backed Obligations		10,431	7,434

Corporate Obligations—51.7%
Diageo Capital PLC, 7.250%, due 11/1/09	A	1,500	1,527
Philips Petroleum, 8.750%, due 5/25/10	A1	1,500	1,581
HSBC Finance Corporation, 8.000%, due 7/15/10	AA-	1,450	1,474
Textron, Inc., 4.500%, due 8/1/10	BBB+	1,250	1,069
Boeing Capital Corporation, 7.375%, due 9/27/10	A+	1,549	1,617
Pacific Gas & Electric PCG, 4.200%, due 3/1/11	A	1,250	1,235
Wisconsin Energy Corporation, 6.500%, due 4/1/11	A3	1,250	1,293
ERP Operating LP, 6.625%, due 3/15/12	A-	1,000	822
BHP Billiton Finance, 5.125%, due 3/29/12	A1	1,195	1,124
Morgan Stanley Dean Witter & Co., 6.600%, due 4/1/12	A2	1,600	1,547
Key Bank NA, 3.200%, due 6/15/12	Aaa	1,000	1,039
Simon Property Group, Inc., 6.350%, due 8/28/12	A-	1,500	1,168
Cox Communications, Inc., 7.125%, due 10/1/12	BBB	1,500	1,435
Wells Fargo & Company, 4.375%, due 1/31/13	AA	1,400	1,371
Kroger Company, 5.500%, due 2/1/13	BBB	1,500	1,486
Ohio Power Company, 5.500%, due 2/15/13	A3	1,900	1,829
PepsiCo, Inc., 4.650%, due 2/15/13	Aa2	1,450	1,491
Weatherford International, Ltd., 5.150%, due 3/15/13	BBB+	1,000	881
John Deere Capital Company, 4.500%, due 4/3/13	A2	1,000	957
Wal- Mart Stores 4.250%, due 4/3/13	AA	1,000	1,029
Citigroup, Inc., 5.500%, due 4/11/13	A+	1,250	1,217
Merrill Lynch & Co., Inc., 6.150%, due 4/25/13	Aa3	1,290	1,278
General Electric Capital Corporation, 4.800%, due 5/1/13	AAA	1,500	1,476
American Movil S.A.B. de C.V., 5.500%, due 3/1/14	A3	2,000	1,844
Coca Cola Enterprises, Inc., 7.375%, due 3/3/14	A	900	988
AT&T, Inc., 5.100%, due 9/15/14	A	1,750	1,720

Income Fund	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Goldman Sachs Group, Inc., 5.000%, due 10/1/14	AA-	$1,500	$1,341
CODELCO, Inc. -144A, 4.750%, due 10/15/14*	A1	1,815	1,705
United Technologies Corporation, 4.875%, due 5/1/15	A+	1,500	1,462
Pemex Master Trust, 5.750%, due 12/15/15	BBB+	1,000	933
Johnson Controls, Inc., 5.500%, due 1/15/16	A3	1,925	1,492
ProLogis, 5.750%, due 4/15/16	Baa2	1,375	686
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	2,000	1,624
YUM! Brands, Inc., 6.250%, due 4/15/16	BBB-	1,939	1,645
SABMiller plc, 6.500%, due 7/1/16	BBB+	1,600	1,484
Petrobras International Finance Company, 6.125%, due 10/6/16	Baa1	1,000	975
Comcast Corporation, 6.500%, due 1/15/17	BBB+	1,710	1,689
BHP Billiton Finance, 5.400%, due 3/29/17	A1	1,000	888
J.P. Morgan Chase & Co., 6.125%, due 6/27/17	Aa3	1,750	1,722
BB&T Corporation, 4.900%, due 6/30/17	A1	1,500	1,353
Kimberly—Clark, 6.125%, due 8/1/17	A2	2,000	2,131
American Express, 6.150%, due 8/28/17	A+	1,500	1,446
IBM Corporation, 5.700%, due 9/14/17	A+	1,750	1,871
Exelon Generation Company, LLC., 6.200%, due 10/1/17	A3	2,000	1,720
Tesco plc, 5.500%, due 11/15/17	A-	1,750	1,622
Abbott Laboratories, 5.600%, due 11/30/17	AA	1,650	1,786
Wells Fargo & Company, 5.875%, due 12/11/17	AA	750	782
Goldman Sachs Group, Inc., 6.150%, due 4/1/18	AA-	750	721
Morgan Stanley Dean Witter & Co., 6.625%, due 4/1/18	A2	750	658
Citigroup, Inc., 5.125%, due 5/15/18	A+	750	758
Philip Morris International, Inc., 5.650%, due 5/16/18	A2	1,250	1,239
Verizon Communications, Inc., 8.750%, due 11/1/18	A	1,480	1,736
Ras Laffan Lng II, 5.298%, due 9/30/20*	Aa2	2,000	1,425
Southwest Airlines Co., 6.150%, due 8/1/22	Aa3	1,595	1,244

Total Corporate Obligations		77,073	72,636

Total Long Term Investments—98.4% (cost $142,442)		140,801	138,186

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 83

Income Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Income Fund	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation 0.010% dated 12/31/08, due 1/2/09, repurchase price $1,839, collateralized by FHLMC, 5.625%, due 11/23/35	$1,839	$1,839

Total Repurchase Agreement—1.3% (cost $1,839)		1,839

Total Investments—99.7% (cost $144,281)	$142,640	140,025

Cash and other assets, less liabilities—0.3%		410

Net Assets—100.0%		$140,435

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as

S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 5.77% of the net assets at December 31, 2008.

See accompanying Notes to Financial Statements.

84 Annual Report	December 31, 2008

Christopher T. Vincent

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The return for the 12 months ended December 31, 2008, of the Fund’s Class N Shares was 2.20%, versus the 2.12% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total net assets were $1.84 billion, compared to $1.49 billion at June 30, 2008 and $1.40 billion at December 31, 2007.

Unprecedented is the best word to describe the events of 2008, the factors that precipitated those events, and the market turmoil that ensued and continued through the end of the year.

Declines in the financial markets worldwide occurred in spite of moves by central banks to restore investor confidence by injecting massive amounts of capital into the financial system. A “flight-to-quality” ensued and investors sought the safe haven of U.S. Treasury securities. LIBOR (London Interbank Offered Rate) rates, the interest rates charged for large loans by banks denominated in U.S. dollars held in banks outside of the U.S., spiked sharply higher.

By the end of the year, the shorter-term/funding markets were functioning on a much improved basis, but with the assistance of a plethora of government programs.

The Federal Reserve Board also entered a new era as it set its benchmark overnight federal funds interest rate to a range of 0.00%-0.25%, in a move to signal it still had tools with which it could stimulate the economy. But with its move, the Fed essentially acknowledged that the economic downturn was worse than the Fed had thought at their meeting in October, and that they remained very concerned about the fragility of the economy. The Fed also stated that inflationary pressures had diminished appreciably, and that inflation should moderate further in coming quarters.

We made significant shifts in the asset allocation of the Ready Reserves Fund over the course of the year, in a disciplined and concerted effort to build the liquidity and further strengthen the quality of the Fund’s portfolio.

To start with, we shrunk the Fund’s average days to maturity from 47.8 days at the start of the year to 40 days at year end. This shift largely occurred towards the end of the third quarter.

In addition, we substantially built up the Fund’s overnight liquidity, increasing our exposure to overnight security agreements from roughly 10% at the beginning of the year to 29% at year end.

Finally, we substantially reduced the Fund’s exposure to Asset-Backed Commercial Paper.

Lastly, we should note that the Ready Reserves Fund has elected to obtain extended coverage under the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009.

The Program is designed to guarantee to investors in participating money market funds that they receive the lesser of (1) $1.00 for each money market fund share held as of the close of business on September 19, 2008 or (2) $1.00 for each money market fund share held on the date the guarantee is triggered. The Program does not cover any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 or any new purchases of Fund shares after the close of business on September 19, 2008. Under the Program, the temporary guarantee will be triggered if a participating fund’s share value declines to less than $1.00. The Program has been extended through April 30, 2009, after which the Secretary of the Treasury will review the need and terms for further extending the Program.

December 31, 2008	William Blair Funds 85

The Fund is not in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. Additional information about the Program, including the consequences of the Fund’s triggering the guarantee, is available at http://www.ustreas.gov. The Fund bears the costs of participating in the Program, which means that all shareholders, including those whose share balances are not covered by the Program, bear the costs of the Program.

At William Blair & Company, we pride ourselves on the stringent credit standards we apply to the management of the Ready Reserves Fund. The Ready Reserves Fund has continued to meet its stated objectives of current income, a stable share price, and daily liquidity throughout the recent unprecedented turmoil; and we remain confident in the credit quality, diversification and liquidity of the Ready Reserves Fund. In addition, the Fund is rated AAAm by Standard & Poor’s, the highest credit quality rating given to money market funds. Nevertheless, we believe the program may provide increased confidence to our shareholders given these difficult markets.

86 Annual Report	December 31, 2008

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on December 31, 2008 was 0.72%.

Average Annual Total Returns—Class N Shares Year ended December 31, 2008.

	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund	2.20%	3.80%	2.96%	3.08%
AAA-Rated Money Market Funds	2.12	3.68	2.83	3.04

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investment’s on December 31, 2008. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 87

Ready Reserves Fund

Portfolio of Investments, December 31, 2008 (all amounts in thousands)

Issuer	Principal Amount	Amortized Cost
U.S. Agency Fixed Rate Notes—4.6%
Federal Farm Credit Bank, (FFCB), 3.750%-5.250%, 1/15/09-8/3/09	$11,333	$11,243
Federal Home Loan Bank (FHLB), 1.466%-5.250%, 1/8/09-6/12/09	49,166	49,088
Federal Home Loan Mortgage Corporation (FHLMC), 3.755%-6.545%, 1/12/09-6/11/09	13,283	13,223
Federal National Mortgage Association (FNMA), 4.000%-5.250%, 1/15/09-1/26/09	10,784	10,731

Total U.S. Agency Fixed Rate Notes	84,566	84,285

U.S. Agency Variable Rate Notes—3.1%
Federal Farm Credit (FFCB), 0.349%-1.369%, 2/12/09-7/20/09	7,000	7,000
Federal Home Loan Bank (FHLB), 1.730%-2.683%, 5/20/09-8/10/09	22,830	22,832
Federal Home Loan Mortgage Corporation (FHLMC), 1.784%, 4/7/09	15,000	15,000
Federal National Mortgage Association (FNMA), 3.356%, 7/28/09	12,153	12,152

Total U.S. Agency Variable Rate Notes	56,983	56,984

U.S. Agency Discount Notes—2.6%
Federal Home Loan Bank (FHLB), 1.600%-2.100%, 1/7/09-2/3/09	27,786	27,761
Federal Home Loan Mortgage Corporation (FHLMC), 1.750%, 2/19/09	10,000	9,976
Federal National Mortgage Association (FNMA), 2.050%, 1/2/09	10,000	9,999

Total U.S. Agency Discount Notes	47,786	47,736

Canadian Fixed Rate Note—0.9%
Province of Quebec, 5.000%, 7/17/09	16,250	16,123

Total Canadian Government Fixed Rate Notes	16,250	16,123

Canadian Discount Note—0.3%
Canada, 1.250%, 4/29/09	5,000	4,980

Total Canadian Government Discount Notes	5,000	4,980

Fixed Rate Notes—14.8%
Abbott Laboratories, 3.500%, 2/17/09	2,401	2,398
American Honda Finance Corp., 1.508%-4.500%, 3/9/09-5/26/09	20,053	20,024
AT&T Corporation, 6.000%, 3/15/09	19,435	19,213
Atlantic Richfield, 5.900%, 4/15/09	12,194	11,957
Bellsouth Telecommunications, 5.875%, 1/15/09	8,282	8,183
BP Canada Finance, 3.625%, 1/15/09	12,954	12,918
Caterpillar Financial Services, 2.887%-4.500%, 1/15/09-6/15/09	31,803	31,761
ConocoPhillips, 6.375%, 3/30/09	8,430	8,387
IBM Corporation, 4.375%-5.390%, 1/22/09-6/1/09	6,328	6,283
IBM International Group, 2.225%, 2/13/09	30,552	30,565
Inter-American Development Bank, 8.400%-8.875%, 6/1/09-9/1/09	9,594	9,358

Issuer	Principal Amount	Amortized Cost
Fixed Rate Notes—(continued)
John Deere Capital Corp., 3.750%-6.000%, 1/13/09-7/15/09	$29,779	$29,552
JP Morgan, 3.500%, 3/15/09	7,301	7,301
Pfizer, Inc., 3.300%, 3/2/09	9,795	9,738
Procter & Gamble International Finance, 5.300%, 7/6/09	10,740	10,629
Toyota Motor Credit, 1.489%, 1/12/09	1,300	1,300
U.S. Bancorp, 5.300%, 4/28/09	10,723	10,580
U.S. Bank N.A., 3.400%, 3/2/09	2,002	2,000
Wal-Mart Stores, 6.875%, 8/10/09	16,524	16,270
Wells Fargo & Co., 3.125%, 4/1/09	24,270	24,223

Total Fixed Rate Notes	274,460	272,640

Variable Rate Notes—8.6%
American Honda Finance Corp., 2.144%, 5/14/09	4,998	4,999
BP AMI Leasing, 1.476%, 6/26/09	24,002	24,001
Caterpillar Financial Services, 2.296%, 5/18/09	5,530	5,530
ConocoPhillips, 4.420%, 4/9/09	19,894	19,895
IBM International Group, 3.848%, 7/29/09	4,666	4,659
PACCAR Financial, 2.260%-3.575%, 4/27/09-9/21/09	14,491	14,496
Procter & Gamble, 2.216%, 9/9/09	1,000	1,000
Procter & Gamble International, 4.218%, 7/6/09	11,579	11,577
Procter & Gamble International Finance, 2.459%, 8/19/09	5,766	5,759
Toyota Motor Credit, 0.590%-1.439%, 6/8/09-9/11/09	20,000	20,000
U.S. Bancorp, 0.501%, 4/28/09	9,789	9,796
U.S. Bank N.A., 2.253%, 8/24/09	10,000	10,000
Wells Fargo & Co., 1.345%-2.096%, 7/15/09-9/15/09	26,389	26,394

Total Variable Rate Notes	158,104	158,106

Commercial Paper—36.3%
American Honda Finance Corp., 2.200%-2.550%, 1/22/09-1/26/09	25,000	24,962
AT&T, Inc., 0.450%-1.850%, 1/20/09-1/22/09	9,000	8,994
Brown-Forman Corporation, 1.750%-2.250%, 1/7/09-1/27/09	40,000	39,962
Caterpillar Financial Services, 0.300%-0.350%, 2/2/09-2/26/09	20,000	19,992
Chevron Corporation, 1.050%, 1/12/09-1/13/09	10,000	9,997
Chevron Funding, 0.170%, 2/6/09	15,000	14,997
Citibank, 0.200%, 1/14/09	10,000	9,999
CME Group, Inc., 1.800%-2.750%, 1/5/09-2/4/09	53,000	52,944
Coca-Cola Company, 1.900%, 1/6/09-1/7/09	15,000	14,996
ConocoPhillips, 0.850%-2.260%, 1/6/09-1/28/09	27,655	27,638
General Electric Capital Corporation, 0.300%-1.700%, 1/7/09-1/21/09	45,000	44,977
John Deere Capital Corp., 2.250%, 1/28/09	10,000	9,983
JP Morgan Funding, 0.300%, 2/17/09	15,000	14,994

See accompanying Notes to Financial Statements.

88 Annual Report	December 31, 2008

Ready Reserves Fund

Portfolio of Investments, December 31, 2008 (all amounts in thousands)

Issuer	Principal Amount	Amortized Cost
Commercial Paper—(continued)
Kimberly-Clark Worldwide, 0.500%, 3/12/09	$20,000	$19,981
Merck & Co., 0.250%-1.150%, 1/13/09-2/5/09	35,000	34,990
National Rural Utility Cooperative, 1.700%, 1/8/09-1/23/09	30,000	29,983
Nokia Corporation, 0.550%-2.100%, 1/7/09-3/6/09	40,000	39,954
PACCAR Financial, 1.250%-1.550%, 1/20/09-2/23/09	22,100	22,070
Pfizer, Inc., 0.500%, 5/19/09	20,000	19,962
Pitney Bowes, Inc., 1.900%, 1/5/09	10,000	9,998
Private Export Funding, 1.200%-1.350%, 1/5/09-3/27/09	20,000	19,982
Procter & Gamble International Finance, 0.400%-1.400%, 3/3/09-4/16/09	25,000	24,965
Prudential Funding, 0.240%-0.550%, 1/16/09-1/30/09	30,000	29,994
Shell International Finance, 0.250%-1.800%, 2/3/09-5/5/09	50,000	49,825
Toyota Motor Credit, 1.250%-2.050%, 1/23/09-3/17/09	30,000	29,944
U.S.A.A. Capital Corporation, 0.150%, 1/7/09	11,900	11,900
Wal-Mart Stores, 0.200%-0.500%, 3/3/09-6/15/09	30,000	29,951

Total Commercial Paper	668,655	667,934

VRN = Variable Rate Note

Issuer	Principal Amount	Amortized Cost
Demand Notes—5.3%
American Express Credit Corporation, VRN, 0.321%, 1/2/09	$87,407	$87,407
Prudential Funding, VRN, 0.001%, 1/2/09	10,914	10,914

Total Demand Notes	98,321	98,321

Repurchase Agreement—23.3%
Fixed Income Clearing Corporation, 0.010% dated 12/31/08, due 1/2/09, repurchase price $429,475, collateralized by U.S. Treasury Note and various FHLMC and FHLB notes	429,474	429,474

Total Repurchase Agreement	429,474	429,474

Total Investments—99.8% (Cost $1,836,583)	$1,839,599	1,836,583

Cash and other assets, less liabilities—0.2%		4,606

Net Assets—100.0%		$1,841,189

Portfolio Weighted Average Maturity		40 Days

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 89

Statements of Assets and Liabilities

December 31, 2008 (all dollar amounts in thousands)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Assets
Investments in securities, at cost	$287,763	$7,170	$28,137	$504,636
Investments in Affiliated Companies, at cost	—	—	—	114,891
Investments in Affiliated Fund, at cost	3,060	14	340	95

Investments in securities, at value	$234,921	$5,698	$22,980	$352,955
Investments in Affiliated Companies, at value	—	—	—	42,614
Investments in Affiliated Fund, at amortized cost	3,060	14	340	95
Receivable for securities sold	494	50	—	35,235
Receivable for fund shares sold	485	—	61	2,240
Receivable from Advisor	—	12	9	—
Dividend and interest receivable	164	4	23	2

Total assets	239,124	5,778	23,413	433,141
Liabilities
Payable for investment securities purchased and other liabilities	—	—	—	656
Payable for fund shares redeemed	307	57	103	28,314
Payable to Custodian	—	—	—	2,078
Management fee payable	159	—	10	388
Distribution fee payable	17	—	1	47
Other accrued expenses	55	25	20	31

Total liabilities	538	82	134	31,514

Net Assets	$238,586	$5,696	$23,279	$401,627

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$33	$1	$5	$34
Capital paid in excess of par value	310,285	7,855	36,275	780,131
Accumulated realized gain (loss)	(18,890)	(688)	(7,844)	(154,580)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(52,842)	(1,472)	(5,157)	(223,958)

Net Assets	$238,586	$5,696	$23,279	$401,627

Class N Shares
Net Assets	$85,142	$368	$4,842	$224,612
Shares Outstanding	11,954,148	50,564	1,034,302	19,051,549
Net Asset Value Per Share	$7.12	$7.27	$4.68	$11.79
Class I Shares
Net Assets	$153,444	$5,328	$18,437	$177,015
Shares Outstanding	20,881,757	716,827	3,861,836	14,579,654
Net Asset Value Per Share	$7.35	$7.43	$4.77	$12.14

See accompanying Notes to Financial Statements.

90 Annual Report	December 31, 2008

Statements of Operations

for the Year Ended December 31, 2008 (all amounts in thousands)

	Growth Fund	Tax-Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Investment income
Dividends	$1,742	$68	$246	$2,699
Less foreign taxes withheld	—	—	—	(20)
Dividend Income from Affiliated Fund	61	5	6	42
Interest	193	8	21	495

Total income	1,996	81	273	3,216
Expenses
Investment advisory fees	2,364	70	232	7,912
Distribution fees	275	2	16	885
Custodian fees	31	31	35	46
Transfer agent fees	278	6	33	604
Professional fees	36	22	29	56
Registration fees	34	30	31	63
Other expenses	27	5	18	123

Total expenses before waiver	3,045	166	394	9,689
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(70)	(93)	—

Net expenses	3,045	96	301	9,689

Net investment income (loss)	(1,049)	(15)	(28)	(6,473)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(18,762)	(607)	(3,294)	(145,658	)(a)

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(120,242)	(3,652)	(9,707)	(287,305	)(a)

Net increase (decrease) in net assets resulting from operations	$(140,053)	$(4,274)	$(13,029)	$(439,436)

(a)	Affiliated companies accounted for $(80,539) of the Change in net unrealized appreciation (depreciation) on investments during the year and $(76,989) of Net realized gain (loss) on investments.

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 91

Statements of Changes in Net Assets

for the Years Ended December 31, 2008 and 2007 (all amounts in thousands)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund
	2008	2007	2008	2007	2008	2007	2008	2007
Operations
Net investment income (loss)	$(1,049)	$(311)	$(15)	$1	$(28)	$14	$(6,473)	$(14,377)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(18,762)	33,557	(607)	950	(3,294)	597	(145,658)	77,343
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(120,242)	4,809	(3,652)	55	(9,707)	1,829	(287,305)	(84,141)

Net increase (decrease) in net assets resulting from operations	(140,053)	38,055	(4,274)	1,006	(13,029)	2,440	(439,436)	(21,175)
Distributions to shareholders from
Net investment income	—	—	—	(10)	—	(14)	—	—
Net realized gain	(5,607)	(33,894)	—	—	—	—	(20,533)	(68,381)

	(5,607)	(33,894)	—	(10)	—	(14)	(20,533)	(68,381)
Capital stock transactions
Net proceeds from sale of shares	63,269	116,201	614	987	7,597	23,671	278,755	289,096
Shares issued in reinvestment of income dividends and capital gain distributions	5,275	31,770	—	9	—	13	20,141	65,191
Less cost of shares redeemed	(53,942)	(47,013)	(1,506)	(774)	(4,956)	(12,634)	(531,719)	(431,486)

Net increase (decrease) in net assets resulting from capital share transactions	14,602	100,958	(892)	222	2,641	11,050	(232,823)	(77,199)

Increase (decrease) in net assets	(131,058)	105,119	(5,166)	1,218	(10,388)	13,476	(692,792)	(166,755)
Net assets
Beginning of year	369,644	264,525	10,862	9,644	33,667	20,191	1,094,419	1,261,174

End of year	$238,586	$369,644	$5,696	$10,862	$23,279	$33,667	$401,627	$1,094,419

Undistributed net investment income (loss) at the end of the year	$—	$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

92 Annual Report	December 31, 2008

Statements of Assets and Liabilities

December 31, 2008 (dollar amounts in thousands)

	Mid Cap Growth Fund	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund
Assets
Investments in securities, at cost	$48,707	$104,276	$34,706	$3,852,315
Investments in Affiliated Fund, at cost	518	22	29	18,363

Investments in securities, at value	$39,230	$83,642	$27,593	$3,099,369
Investments in Affiliated Fund, at amortized cost	518	22	29	18,363
Foreign currency, at value (cost $278)	—	—	—	278
Receivable for fund shares sold	894	111	60	16,818
Receivable for securities sold	14	—	543	13,299
Receivable from Advisor	18	—	43	—
Dividend and interest receivable	11	18	23	6,949

Total assets	40,685	83,793	28,291	3,155,076
Liabilities
Payable for investment securities purchased	2	207	—	6,246
Payable for fund shares redeemed	124	38	192	14,260
Management fee payable	18	45	43	2,658
Distribution fee payable	1	1	—	459
Foreign tax liability	—	—	2	332
Other accrued expenses	14	23	49	183

Total liabilities	159	314	286	24,138

Net Assets	$40,526	$83,479	$28,005	$3,130,938

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$10	$6	$237
Capital paid in excess of par value	56,130	121,186	58,339	5,582,277
Accumulated net investment income (loss)	—	—	(17)	(6,692)
Accumulated realized gain (loss)	(6,132)	(17,083)	(23,210)	(1,691,018)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(9,477)	(20,634)	(7,113)	(753,866)

Net Assets	$40,526	$83,479	$28,005	$3,130,938

Class N Shares
Net Assets	$4,803	$7,954	$3,652	$1,980,750
Shares Outstanding	648,385	975,379	736,602	150,949,352
Net Asset Value Per Share	$7.41	$8.16	$4.96	$13.12
Class I Shares
Net Assets	$35,723	$75,525	$24,353	$1,150,188
Shares Outstanding	4,778,852	9,134,626	4,932,982	85,837,659
Net Asset Value Per Share	$7.48	$8.27	$4.94	$13.40

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 93

Statements of Operations

for the Year Ended December 31, 2008 (all amounts in thousands)

	Mid Cap Growth Fund	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund
Investment income
Dividends	$238	$1,200	$1,042	$171,123
Less foreign taxes withheld	—	—	(37)	(8,624)
Dividend Income from Affiliated Fund	6	1	23	386
Interest	30	77	49	5,344

Total income	274	1,278	1,077	168,229
Expenses
Investment advisory fees	433	1,124	447	63,082
Distribution fees	16	32	24	9,955
Shareholder services fees	—	—	68	—
Custodian fees	36	43	85	1,432
Transfer agent fees	49	48	45	3,885
Professional fees	28	31	40	240
Registration fees	33	32	56	137
Other expenses	21	32	61	1,602

Total expenses before waiver	616	1,342	826	80,333
Expenses reimbursed to (waived or absorbed by) the Advisor	(91)	(64)	(215)	—

Net expenses	525	1,278	611	80,333

Net investment income (loss)	(251)	—	466	87,896
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(5,297)	(15,910)	(22,751)	(1,646,751)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	—	—	(77)	(8,712)

Total net realized gain (loss)	(5,297)	(15,910)	(22,828)	(1,655,463)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(13,013)	(34,587)	(7,228)	(2,715,612)

Net increase (decrease) in net assets resulting from operations	$(18,561)	$(50,497)	$(29,590)	$(4,283,179)

See accompanying Notes to Financial Statements.

94 Annual Report	December 31, 2008

Statements of Changes in Net Assets

for the Years Ended December 31, 2008 and 2007 (all amounts in thousands)

	Mid Cap Growth Fund		Small-Mid Cap Growth Fund		Global Growth Fund		International Growth Fund
	2008	2007	2008	2007	2008	2007(a)	2008	2007
Operations
Net investment income (loss)	$(251)	$(133)	$—	$(647)	$466	$8	$87,896	$35,450
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(5,297)	1,780	(15,910)	10,493	(22,828)	(468)	(1,655,463)	814,604
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(13,013)	2,472	(34,587)	2,316	(7,228)	115	(2,715,612)	325,850

Net increase (decrease) in net assets resulting from operations	(18,561)	4,119	(50,497)	12,162	(29,590)	(345)	(4,283,179)	1,175,904
Distributions to shareholders from
Net investment income	—	—	—	—	(391)	(17)	—	(91,166)
Net realized gain	—	(2,295)	(3)	(11,850)	—	—	(171,159)	(765,168)

	—	(2,295)	(3)	(11,850)	(391)	(17)	(171,159)	(856,334)
Capital stock transactions
Net proceeds from sale of shares	23,278	25,023	32,356	33,865	23,409	46,237	2,094,901	1,936,694
Shares issued in reinvestment of income dividends and capital gain distributions	—	2,160	3	10,904	366	15	164,759	814,447
Less cost of shares redeemed	(9,584)	(3,253)	(22,881)	(13,346)	(11,365)	(314)	(2,723,038)	(1,289,183)

Net increase (decrease) in net assets resulting from capital share transactions	13,694	23,930	9,478	31,423	12,410	45,938	(463,378)	1,461,958

Increase (decrease) in net assets	(4,867)	25,754	(41,022)	31,735	(17,571)	45,576	(4,917,716)	1,781,528
Net assets
Beginning of year	45,393	19,639	124,501	92,766	45,576	—	8,048,654	6,267,126

End of year	$40,526	$45,393	$83,479	$124,501	$28,005	$45,576	$3,130,938	$8,048,654

Undistributed net investment income (loss) at the end of the year	$—	$—	$—	$—	$(17)	$(16)	$(6,692)	$(129,363)

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 95

Statements of Assets and Liabilities

December 31, 2008 (dollar amounts in thousands)

	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund
Assets
Investments in securities, at cost	$275,392	$392,828	$571,085	$63,162
Investments in Affiliated Fund, at cost	4	3,287	2,065	740

Investments in securities, at value	$224,504	$291,618	$380,934	$46,001
Investments in Affiliated Fund, at amortized cost	4	3,287	2,065	740
Foreign currency, at value (cost $2,602 and $75)	—	—	2,640	75
Receivable for fund shares sold	3,280	814	887	37
Receivable for securities sold	3,517	1,468	2,520	183
Dividend and interest receivable	533	268	744	106

Total assets	231,838	297,455	389,790	47,142
Liabilities
Payable for investment securities purchased and other liabilities	—	4,954	3,558	391
Payable for fund shares redeemed	2,967	230	188	—
Payable to Custodian	242	—	—	—
Management fee payable	112	240	308	29
Distribution and shareholder administration fee payable	9	18	36	—
Foreign tax liability	21	4	107	15
Other accrued expenses	1	21	5	31

Total liabilities	3,352	5,467	4,202	466

Net Assets	$228,486	$291,988	$385,588	$46,676

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$27	$44	$51	$10
Capital paid in excess of par value	380,908	536,882	744,593	98,785
Accumulated net investment income (loss)	(213)	(120)	(674)	(52)
Accumulated realized gain (loss)	(101,278)	(143,596)	(168,272)	(34,906)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(50,958)	(101,222)	(190,110)	(17,161)

Net Assets	$228,486	$291,988	$385,588	$46,676

Class N Shares
Net Assets	$42,824	$11,363	$16,486
Shares Outstanding	5,129,461	1,716,085	2,210,520
Net Asset Value Per Share	$8.35	$6.62	$7.46
Class I Shares
Net Assets	$185,662	$89,452	$69,363	$2,914
Shares Outstanding	22,010,677	13,417,942	9,239,269	608,665
Net Asset Value Per Share	$8.44	$6.67	$7.51	$4.79

See accompanying Notes to Financial Statements.

96 Annual Report	December 31, 2008

Statements of Operations

for the Year Ended December 31, 2008 (all amounts in thousands)

	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund(a)
Investment income
Dividends	$8,187	$5,478	$18,489	$1,023
Less foreign taxes withheld	(563)	(335)	(814)	(65)
Dividend Income from Affiliated Fund	125	89	40	20
Interest	294	342	202	27

Total income	8,043	5,574	17,917	1,005
Expenses
Investment advisory fees	3,697	3,887	8,539	559
Distribution fees	160	47	122	—
Shareholder services fees	—	237	366	5
Custodian fees	144	195	509	89
Transfer agent fees	228	137	171	5
Professional fees	52	48	62	27
Registration fees	76	85	89	26
Other expenses	46	32	32	16

Total expenses before waiver	4,403	4,668	9,890	727
Expenses reimbursed to (waived or absorbed by) the Advisor	(75)	134	208	(81)

Net expenses	4,328	4,802	10,098	646

Net investment income (loss)	3,715	772	7,819	359
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(100,071)	(142,730)	(165,025)	(34,906)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(330)	(921)	(2,145)	(344)

Total net realized gain (loss)	(100,401)	(143,651)	(167,170)	(35,250)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(133,552)	(138,270)	(484,606)	(17,161)

Net increase (decrease) in net assets resulting from operations	$(230,238)	$(281,149)	$(643,957)	$(52,052)

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 97

Statements of Changes in Net Assets

for the Years Ended December 30, 2008 and 2007 (all amounts in thousands)

	International Equity Fund		International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Leaders Growth Fund
	2008	2007	2008	2007	2008	2007	2008(a)
Operations
Net investment income (loss)	$3,715	$2,577	$772	$818	$7,819	$(1,119)	$359
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(100,401)	27,069	(143,651)	29,596	(167,170)	220,106	(35,250)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(133,552)	27,356	(138,270)	6,611	(484,606)	117,024	(17,161)

Net increase (decrease) in net assets resulting from operations	(230,238)	57,002	(281,149)	37,025	(643,957)	336,011	(52,052)
Distributions to shareholders from
Net investment income	—	(3,639)	—	(2,890)	—	(7,865)	(87)
Net realized gain	(3,234)	(26,593)	(4,881)	(27,584)	(41,761)	(199,782)	—

	(3,234)	(30,232)	(4,881)	(30,474)	(41,761)	(207,647)	(87)
Capital stock transactions
Net proceeds from sale of shares	166,058	125,416	259,319	188,786	81,613	192,579	107,010
Shares issued in reinvestment of income dividends and capital gain distributions	3,194	29,404	4,719	25,293	41,234	201,805	80
Less cost of shares redeemed	(115,903)	(70,697)	(87,479)	(51,140)	(217,395)	(170,543)	(8,275)

Net increase (decrease) in net assets resulting from capital share transactions	53,349	84,123	176,559	162,939	(94,548)	223,841	98,815

Increase (decrease) in net assets	(180,123)	110,893	(109,471)	169,490	(780,266)	352,205	46,676
Net assets
Beginning of year	408,609	297,716	401,459	231,969	1,165,854	813,649	—

End of year	$228,486	$408,609	$291,988	$401,459	$385,588	$1,165,854	$46,676

Undistributed net investment income (loss) at the end of the year	$(213)	$(4,913)	$(120)	$(2,779)	$(674)	$(9,849)	$(52)

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.

See accompanying Notes to Financial Statements.

98 Annual Report	December 31, 2008

Statements of Assets and Liabilities

December 31, 2008 (dollar amounts in thousands)

	Value Discovery Fund	Bond Fund	Income Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$44,879	$73,406	$144,281	$1,836,583
Investments in Affiliated Fund, at cost	233	—	—	—

Investments in securities, at value	$36,123	$72,690	$140,025	$1,836,583
Investments in Affiliated Fund, at amortized cost	233	—	—	—
Receivable for fund shares sold	179	1,331	58	—
Receivable from Advisor	—	12	—	—
Dividend and interest receivable	21	669	1,652	5,231

Total assets	36,556	74,702	141,735	1,841,814
Liabilities
Payable for investment securities purchased	181	—	—	—
Payable for fund shares redeemed	86	35	1,196	—
Management fee payable	3	—	68	352
Distribution fee payable	3	—	—	—
Shareholder service payable	—	8	—	191
Dividend payable	—	—	—	72
Other accrued expenses	34	46	36	10

Total liabilities	307	89	1,300	625

Net Assets	$36,249	$74,613	$140,435	$1,841,189

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$4	$8	$15	$1,537
Capital paid in excess of par value	50,606	76,440	183,557	1,840,521
Accumulated net investment income (loss)	37	10	260	84
Accumulated realized gain (loss)	(5,642)	(1,129)	(39,141)	(953)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(8,756)	(716)	(4,256)	—

Net Assets	$36,249	$74,613	$140,435	$1,841,189

Class N Shares
Net Assets	$7,061	$407	$47,009	$1,841,189
Shares Outstanding	847,979	41,422	5,408,357	1,841,245,691
Net Asset Value Per Share	$8.33	$9.82	$8.69	$1.00
Class I Shares
Net Assets	$29,188	$63,763	$93,426
Shares Outstanding	3,454,434	6,556,895	10,818,751
Net Asset Value Per Share	$8.45	$9.72	8.64

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 99

Statements of Operations

for the Year Ended December 31, 2008 (all amounts in thousands)

	Value Discovery Fund	Bond Fund	Income Fund	Ready Reserves Fund
Investment income
Dividends	$898	$8	$—	$—
Dividend Income from Affiliated Fund	3	—	—	—
Interest	15	3,878	9,460	43,384

Total income	916	3,886	9,460	43,384
Expenses
Investment advisory fees	468	215	1,058	3,796
Distribution fees	23	1	96	—
Shareholder services fees	—	91	—	5,624
Custodian fees	45	45	48	4
Transfer agent fees	61	20	76	27
Professional fees	36	31	31	71
Registration fees	36	45	32	22
Other expenses	24	56	83	57

Total expenses before waiver	693	504	1,424	9,601
Expenses reimbursed to (waived or absorbed by) the Advisor	(211)	(160)	(18)	—

Net expenses	482	344	1,406	9,601

Net investment income (loss)	434	3,542	8,054	33,783
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(4,157)	(939)	(12,996)	—

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(8,966)	(1,455)	570	—

Net increase (decrease) in net assets resulting from operations	$(12,689)	$1,148	$(4,372)	$33,783

See accompanying Notes to Financial Statements.

100 Annual Report	December 31, 2008

Statements of Changes in Net Assets

for the Years Ended December 31, 2007 and 2008 (all amounts in thousands)

	Value Discovery Fund		Bond Fund		Income Fund		Ready Reserves Fund
	2008	2007	2008	2007(a)	2008	2007	2008	2007
Operations
Net investment income (loss)	$434	$298	$3,542	$1,886	$8,054	$12,529	$33,783	$58,681
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(4,157)	12,916	(939)	(206)	(12,996)	(8,317)	—	(2)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(8,966)	(12,770)	(1,455)	739	570	(822)	—	—

Net increase (decrease) in net assets resulting from operations	(12,689)	444	1,148	2,419	(4,372)	3,390	33,783	58,679
Distributions to shareholders from
Net investment income	(322)	(172)	(3,517)	(1,892)	(8,436)	(14,147)	(33,783)	(58,678)
Net realized gain	—	(12,452)	—	—	—	—	—	—

	(322)	(12,624)	(3,517)	(1,892)	(8,436)	(14,147)	(33,783)	(58,678)
Capital stock transactions
Net proceeds from sale of shares	12,504	28,653	18,146	67,764	16,425	47,969	1,439,460	1,130,710
Shares issued in reinvestment of income dividends and capital gain distributions	287	12,169	2,956	1,606	6,815	11,602	33,710	58,646
Less cost of shares redeemed	(10,649)	(128,301)	(12,603)	(1,414)	(74,627)	(141,261)	(1,031,518)	(985,413)

Net increase (decrease) in net assets resulting from capital share transactions	2,142	(87,479)	8,499	67,956	(51,387)	(81,690)	441,652	203,943

Increase (decrease) in net assets	(10,869)	(99,659)	6,130	68,483	(64,195)	(92,447)	441,652	203,944
Net assets
Beginning of year	47,118	146,777	68,483	—	$204,630	$297,077	1,399,537	1,195,593

End of year	$36,249	$47,118	$74,613	$68,483	$140,435	$204,630	$1,841,189	$1,399,537

Undistributed net investment income (loss) at the end of the year	$37	$29	$10	$1	$260	$—	$84	$84

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 101

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the William Blair Funds’ (the “Fund”) significant accounting policies in effect during the year covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following eighteen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Equity Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Emerging Leaders Growth
Global Equity Portfolio	Fixed-Income Portfolios
Global Growth	Bond
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Class of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio and the Bond Portfolio issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity, Global Equity and International Equity Portfolios and 0.15% for the Fixed-Income Portfolios) or a service fee (0.35% for the Money Market Portfolio), transfer agent expense which is not a fixed rate and may vary by Portfolio and class and an annual shareholder administration fee (0.15% for the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio and the Bond Portfolio carry an annual shareholder administration fee of 0.15%.

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged

102 Annual Report	December 31, 2008

directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of international securities to no longer be representative or accurate, and as a result, necessitates that such securities be fair valued on a daily basis. Accordingly, for international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price). The independent pricing service may not provide a fair value price for all international securities owned by a Fund trading on a foreign exchange or market that closes before the close of regular trading on the New York Stock Exchange. For these securities and all other foreign securities, the value of the security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of December 31, 2008, there were securities held in the Growth, Small Cap Growth and Emerging Markets Growth Portfolios requiring fair valuation pursuant to the Fund’s valuation procedures. Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuations in the foreign currency rate versus the United States dollar are recorded in the Statement of Operations as a component of the net realized gain (loss) on foreign currency translations and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, and Ready Reserves Portfolios were the rates in effect on December 31, 2008. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2008, the Bond and Income Portfolios recognized an increase or reduction of interest income and an increase or reduction of net realized gain of $16 and (loss) of $(642), respectively (in thousands). This reclassification has no effect on the net asset value of the Portfolios.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

December 31, 2008	William Blair Funds 103

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity portfolios assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the William Blair international portfolios assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Portfolio are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

Redemption fees are included as reduction of the cost of shares redeemed on the Statement of Changes in Net Assets. For the year ended December 31, 2008, the redemption fees collected by the Portfolios were as follows (in thousands):

Portfolio	Redemption Fees
Growth	$17
Tax-Managed Growth	—
Large Cap Growth	2
Small Cap Growth	43
Mid Cap Growth	10
Small-Mid Cap Growth	1
Global Growth	1
International Growth	290
International Equity	28
International Small Cap Growth	42
Emerging Markets Growth	24
Emerging Leaders Growth	—
Value Discovery	8
Bond	—
Income	7

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth and Value Discovery Portfolios are declared and paid at least annually. Dividends from the Bond and Income Portfolios are declared and paid monthly and the Ready Reserves Portfolio is declared and paid daily. Capital gain distributions, if any, are declared and paid at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes these foreign currency gains and losses are treated as ordinary income.

104 Annual Report	December 31, 2008

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Portfolios record an estimated deferred tax liability for net realized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Each Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements as of December 31, 2008.

The statute of limitations on the Funds’ tax returns remains open for the tax years 2005, 2006, 2007 and 2008 are still subject to examination.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2008, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Growth	$290,942	$14,578	$67,539	$(52,961)
Tax-Managed Growth	7,184	319	1,791	(1,472)
Large Cap Growth	28,853	405	5,938	(5,533)
Small Cap Growth	660,053	29,592	293,981	(264,389)
Mid Cap Growth	50,025	1,149	11,426	(10,277)
Small-Mid Cap Growth	104,925	3,418	24,679	(21,261)
Global Growth	35,856	1,024	9,258	(8,234)
International Growth	4,017,503	195,317	1,096,008	(900,691)
International Equity	282,507	8,349	66,418	(58,069)
International Small Cap Growth	403,796	13,686	122,589	(108,903)
Emerging Markets Growth	598,107	7,476	222,543	(215,067)
Emerging Leaders Growth	69,494	688	23,441	(22,753)
Value Discovery	46,581	1,342	11,567	(10,225)
Bond	73,554	2,202	3,066	(864)
Income	144,532	4,082	8,589	(4,507)
Ready Reserves	1,836,583	—	—	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains,

December 31, 2008	William Blair Funds 105

PFICs and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2008, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$1,049	$1	$(1,050)
Tax-Managed Growth	15	—	(15)
Large Cap Growth	28	—	(28)
Small Cap Growth	6,473	2	(6,475)
Mid Cap Growth	251	—	(251)
Small-Mid Cap Growth	—	—	—
Global Growth	(76)	76	—
International Growth	34,775	(34,775)	—
International Equity	985	(461)	(524)
International Small Cap Growth	1,887	779	(2,666)
Emerging Markets Growth	1,356	778	(2,134)
Emerging Leaders Growth	(324)	344	(20)
Value Discovery	(104)	120	(16)
Bond	(16)	16	—
Income	641	2,651	(3,292)
Ready Reserves	—	24	(24)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2008 and 2007 was as follows (in thousands):

	Distributions Paid in 2008			Distributions Paid in 2007
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Growth	$—	$5,607	$5,607	$1,311	$32,583	$33,894
Tax-Managed Growth	—	—	—	10	—	10
Large Cap Growth	—	—	—	14	—	14
Small Cap Growth	5,544	14,989	20,533	36,457	31,924	68,381
Mid Cap Growth	—	—	—	872	1,423	2,295
Small-Mid Cap Growth	3	—	3	2,734	9,116	11,850
Global Growth	391	—	391	17	—	17
International Growth	—	171,159	171,159	95,355	760,979	856,334
International Equity	296	2,938	3,234	7,717	22,515	30,232
International Small Cap Growth	—	4,881	4,881	9,634	20,840	30,474
Emerging Markets Growth	10,054	31,707	41,761	71,085	136,562	207,647
Emerging Leaders Growth	87	—	87	—	—	—
Value Discovery	322	—	322	7,808	4,816	12,624
Bond	3,517	—	3,517	1,892	—	1,892
Income	8,436	—	8,436	14,147	—	14,147
Ready Reserves	33,783	—	33,783	58,678	—	58,678

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation
Growth	$—	$18,771	$—	$(52,961)
Tax-Managed Growth	—	688	—	(1,472)
Large Cap Growth	—	7,468	—	(5,533)
Small Cap Growth	—	114,149	—	(264,389)

106 Annual Report	December 31, 2008

Portfolio	Undistributed Ordinary Income(loss)	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation
Mid Cap Growth	$—	$5,332	$—	$(10,277)
Small-Mid Cap Growth	—	16,456	—	(21,261)
Global Growth	—	22,106	—	(8,234)
International Growth	461	1,551,346	—	(900,691)
International Equity	—	94,380	—	(58,069)
International Small Cap Growth	—	136,035	—	(108,903)
Emerging Markets Growth	—	143,989	—	(215,067)
Emerging Leaders Growth	—	29,366	—	(22,753)
Value Discovery	—	4,136	—	(10,225)
Bond	10	981	—	(864)
Income	260	38,890	—	(4,507)
Ready Reserves	84	953	—	—

At December 31, 2008, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2009	2010	2011	2012	2013	2014	2015	2016	Total
Growth	$—	$—	$—	$—	$—	$—	$—	$8,153	$8,153
Tax-Managed Growth	—	—	79	—	—	—	—	309	388
Large Cap Growth	2,116	1,582	769	—	—	—	—	1,710	6,177
Small Cap Growth	—	—	—	—	—	—	—	36,185	36,185
Mid Cap Growth	—	—	—	—	—	—	—	4,249	4,249
Small-Mid Cap Growth	—	—	—	—	—	—	—	10,635	10,635
Global Growth	—	—	—	—	—	—	126	13,022	13,148
International Growth	—	—	—	—	—	—	—	835,953	835,953
International Equity	—	—	—	—	—	—	—	61,377	61,377
International Small Cap Growth	—	—	—	—	—	—	—	81,949	81,949
Emerging Markets Growth	—	—	—	—	—	—	—	84,442	84,442
Emerging Leaders Growth	—	—	—	—	—	—	—	21,249	21,249
Value Discovery	—	—	—	—	—	—	—	2,082	2,082
Bond	—	—	—	—	—	—	135	559	694
Income	—	1,692	1,582	4,431	3,398	4,138	9,190	14,459	38,890
Ready Reserves	—	930	—	20	—	—	3	—	953

For the period November 1, 2008 through December 31, 2008, the following Portfolios incurred net realized capital, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2009 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Growth	$10,618	$—	$—
Tax-Managed Growth	300	—	—
Large Cap Growth	1,291	—	—
Small Cap Growth	77,964	—	—
Mid Cap Growth	1,083	—	—
Small-Mid Cap Growth	5,821	—	—
Global Growth	8,941	17	—
International Growth	708,264	5,800	2,197
International Equity	32,790	272	—
International Small Cap Growth	53,966	120	—
Emerging Markets Growth	59,152	395	—
Emerging Leaders Growth	8,083	34	—
Value Discovery	2,056	—	—
Bond	287	—	—
Income	—	—	—
Ready Reserves	—	—	—

December 31, 2008	William Blair Funds 107

(h) Repurchase Agreements

The Portfolios may enter into repurchase agreements with their custodian, State Street Bank & Trust Company, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on an ongoing basis.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Fair Value Measurements

The Portfolios adopted SFAS No. 157, “Fair Value Measurements,” effective January 1, 2008. In accordance with SFAS 157, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. SFAS 157 established a three-tier hierarchy of inputs to classify value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – Quoted prices in active markets for an identical security.

•

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At December 31, 2008, the Portfolios held no other financial instruments, such as, options, futures, or foreign currency forward contracts, that required fair valuation. The Small Cap Growth Portfolio holds warrants that were valued using the intrinsic pricing method. Pursuant to this methodology, the warrants had no value at December 31, 2008.

As of December 31, 2008 the hierarchical input levels of securities in each Portfolio are as follows (in thousands):

Portfolio	Level 1	Level 2	Level 3	Total
Growth	$237,011	$970	$—	$237,981
Tax-Managed Growth	5,510	202	—	5,712
Large Cap Growth	22,689	631	—	23,320
Small Cap Growth	392,547	100	3,017	395,664
Mid Cap Growth	38,441	1,307	—	39,748
Small Mid-Cap Growth	81,498	2,166	—	83,664
Global Growth	13,940	13,682	—	27,622
International Growth	533,925	2,583,807	—	3,117,732
International Equity	32,537	191,971	—	224,508
International Small Cap Growth.	40,947	253,958	—	294,905
Emerging Markets Growth	148,810	234,189	—	382,999
Emerging Leaders Growth	21,673	25,068	—	46,741
Value Discovery	35,281	1,075	—	36,356
Bond	—	72,647	43	72,690
Income	—	138,169	1,856	140,025
Ready Reserves	—	1,836,583	—	1,836,583

108 Annual Report	December 31, 2008

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2008	Net Purchases Sales	Transfers to Level 3	Change in Unrealized Gain(Loss)	Balance December 31, 2008
Small Cap Growth	$—	$—	$10,860	$(7,843)	$3,017
Bond	—	—	69	(26)	43
Income	—	—	2,902	(1,046)	1,856

Fair value estimate for the level three security in the Small Cap Portfolio was valued in good faith by the Pricing Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees, and approved by the Valuation Committee. There were various factors considered in reaching this fair value determination, including but not limited to the following: the type of security, the extent of public trading of the security, information obtained from the broker-dealer for the security, analysis of the company’s performance and market trends that influence its performance. Fair value estimates of the level three securities in the Bond and Income Portfolios were obtained from outside parties and were reviewed by the Investment Advisor. At December 31, 2008, these securities represent 0.75%, 0.06% and 1.32% of the net assets of the Small Cap Portfolio, Bond Portfolio and Income Portfolio, respectively.

(k) U.S. Department of The Treasury’s Temporary Guaranty Program

On October 2, 2008, the Board of Trustees approved the participation of the Ready Reserve Portfolio in the U.S. Department of the Treasury’s Temporary Guaranty Program for Money Market Funds (“Program”). The Program protects the NAV of certain shares of a shareholder of record in the Portfolio at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 are not guaranteed. If a customer closes his or her account with the Portfolio or a broker-dealer or other intermediary, any future investment in the Portfolio will not be guaranteed. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund. The Portfolio will bear the expense of its participation in the Program without regard to any expense caps currently in place. Prior to December 3, 2008, the fee for participation in the Program was 0.01% of the NAV of the Ready Reserve Portfolio.

On December 2, 2008, the Board approved the participation of the Ready Reserve Portfolio in the extension (the “Extension”) of the Program.

The Ready Reserve Portfolio will continue to bear the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage. The fee for participation in the Extension after December 3, 2008 is 0.015% of the NAV of the Portfolio, as of September 19, 2008.

The Extension terminates on April 30, 2009, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department further extends the Program, the Board of Trustees will consider whether to continue to participate.

(2) Accounting Pronouncement

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

December 31, 2008	William Blair Funds 109

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		Global Portfolio
Growth	0.75%	Global Growth	1.00%
Tax-Managed Growth	0.80%	International Portfolios
Large Cap Growth	0.80%	International Growth and International Equity
Small Cap Growth	1.10%	First $250 million	1.10%
Mid Cap Growth	0.95%	In excess of $250 million	1.00%
Small-Mid Cap Growth	1.00%	International Small Cap Growth	1.00%
Value Discovery	1.10%	Emerging Markets Growth	1.10%
		Emerging Leaders Growth	1.10%

Fixed-Income Portfolios		Money Market Portfolio
Bond	0.30%	Ready Reserves
Income*		First $250 million	0.275%
First $250 million	0.25%	Next $250 million	0.250%
In excess of $250 million	0.20%	Next $2 billion	0.225%
		In excess of $2.5 billion	0.200%
*Management fee also includes a charge of 5% of gross income.

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these agreements the Advisor will waive its management fee and/or reimburse the portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2009, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares		Class I Shares
Portfolio	Through April 30, 2009	Effective May 1, 2008	Through April 30, 2009		Effective May 1, 2008
Tax-Managed Growth	1.32%	1.32%	1.07%		1.07%
Large Cap Growth	1.23%	1.23%	0.98%		0.98%
Small Cap Growth	1.50%	1.50%	1.25%		1.25%
Mid Cap Growth Fund	1.36%	1.36%	1.11%		1.11%
Small-Mid Cap Growth	1.36%	1.36%	1.11%		1.11%
Global Growth	1.55%	1.55%	1.30%		1.30%
International Growth	1.45%	1.45%	1.20%		1.20%
International Equity	1.45%	1.45%	1.20%		1.20%
International Small Cap Growth	1.65%	1.65%	1.40%		1.40%
Emerging Markets Growth	1.65%	1.70%	1.40%		1.45%
Emerging Leaders Growth	N/A	N/A	1.40	%(a)	1.40	%(a)
Value Discovery	1.29%	1.29%	1.09%		1.09%
Bond Fund	0.65%	0.65%	0.50%		0.50%
Income Fund	N/A	0.85%	N/A		0.70%

(a)	Effective March 26, 2008.

For a period of three years subsequent to the Commencement of Operations of the Mid Cap Growth, Global Growth, Emerging Leaders Growth and Bond Portfolios, the Company is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2008 was $294 (in thousands) for the Mid Cap Growth Portfolio, $265 for the Global

110 Annual Report	December 31, 2008

Growth Portfolio, $81 for the Emerging Leaders Growth Portfolio and $226 for the Bond Portfolio. The Company’s right to be reimbursed under the Expense Limitation Agreement for the Emerging Markets Growth Portfolio and International Small Cap Growth Portfolio expired June 6, 2008 and November 1, 2008, respectively. Under this provision, the Emerging Markets Growth Fund and International Small Cap Growth Portfolio reimbursed the Advisor $208,000 and $134,000, respectively during the year ended December 31, 2008.

For the year ended December 31, 2008, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

Portfolio	Gross Advisory Fees	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$2,364	$—	$2,364	$—
Tax-Managed Growth	70	70	—	—
Large Cap Growth	232	68	164	9
Small Cap Growth	7,912	—	7,912	—
Mid Cap Growth	433	57	376	18
Small-Mid Cap Growth	1,124	64	1,060	—
Global Growth	447	196	251	—
International Growth	63,082	—	63,082	—
International Equity	3,697	—	3,697	75
International Small Cap Growth	3,887	—	3,887	(134)
Emerging Markets Growth	8,539	—	8,539	(208)
Emerging Leaders Growth	559	81	478	—
Value Discovery	468	206	262	—
Bond	215	146	69	12
Income	1,058	—	1,058	—
Ready Reserves	3,796	—	3,796	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except the Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income and Bond Portfolios, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

Distribution fees incurred by the Portfolios to the Company, for the year ended December 31, 2008, were as follows (in thousands):

Portfolio	Gross Distribution Fees	Fee Waiver	Net Distribution Fee
Growth	$275	$—	$275
Tax-Managed Growth	2	—	2
Large Cap Growth	16	16	—
Small Cap Growth	885	—	885
Mid Cap Growth	16	16	—
Small-Mid Cap Growth	32	—	32
Global Growth	24	19	5
International Growth	9,955	—	9,955
International Equity	160	—	160
International Small Cap Growth	47	—	47
Emerging Markets Growth	122	—	122
Value Discovery	23	5	18
Bond	1	1	—
Income	96	18	78

December 31, 2008	William Blair Funds 111

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA) does not exceed 0.25% of the average annual net assets attributable to Class N shares. For the year ended December 31, 2008, the following fees were incurred (in thousands):

Ready Reserves	$5,624

The Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth and Bond Portfolios have a Shareholder Administration Agreement with the Company to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended December 31, 2008, the following fees were incurred (in thousands):

Portfolio	Class N	Class I	Total
Global Growth	$15	$53	$68
International Small Cap Growth	27	210	237
Emerging Markets Growth	73	293	366
Emerging Leaders Growth*	—	5	5
Bond**	1	90	91

*	Emerging Leaders Growth Fund does not offer Class N shares.
**	The Company waived shareholder administration fees of $1 (in thousands) for the Bond Portfolio during 2008.

(c) Trustees Fees

The Portfolios incurred fees of $259 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2008. Interested trustees are not compensated by the Fund.

(d) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option by the other Portfolios in the Fund. The Advisor waives management fees in an amount equal to the management fee and service fee that Ready Reserves receives from the Portfolio’s investment. The fees waived with respect to each Portfolio for the year ended December 31, 2008 are listed below. Distributions received from Ready Reserves are reflected as “Dividend Income from Affiliated Fund” in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the year ended December 31, 2008 (in thousands):

Portfolio	12/31/07 Value	Purchases	Sales Proceeds	Fees Waived	Dividend Income	12/31/08 Value	Percent of Net Assets
Growth	$1,699	$8,061	$6,700	$21	$61	$3,060	1.3%
Tax-Managed Growth	309	225	520	1	5	14	0.3
Large Cap Growth	244	96	—	2	6	340	1.5
Small Cap Growth	1,554	14,041	15,500	14	42	95	0.0
Mid Cap Growth	112	406	—	2	6	518	1.3
Small-Mid Cap Growth	22	—	—	—	1	22	0.0
Global Growth	1,006	2,223	3,200	6	23	29	0.1
International Growth	9,878	61,985	53,500	122	386	18,363	0.6
International Equity	5,278	13,126	18,400	39	125	4	0.0
International Small Cap Growth	2,197	3,090	2,000	28	89	3,287	1.1
Emerging Markets Growth	1,326	12,539	11,800	13	40	2,065	0.5
Emerging Leaders Growth	—	11,620	10,880	6	20	740	1.6
Value Discovery	31	502	300	1	3	233	0.6

112 Annual Report	December 31, 2008

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2008 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$193,569	$(185,919)
Tax-Managed Growth	4,566	(5,118)
Large Cap Growth	26,543	(24,135)
Small Cap Growth	947,456	(1,156,967)
Mid Cap Growth	47,761	(33,694)
Small Mid-Cap Growth	99,581	(84,397)
Global Growth	68,354	(53,067)
International Growth	5,553,334	(5,701,881)
International Equity	379,471	(304,248)
International Small Cap Growth	458,056	(293,072)
Emerging Markets Growth	910,799	(1,014,308)
Emerging Leaders Growth	172,042	(74,570)
Value Discovery	38,429	(36,680)
Bond	51,570	(40,886)
Income	65,673	(119,589)

(5) Foreign Currency Forward Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios from time to time may enter into foreign currency forward contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts for the year ended December 31, 2008 are reflected in the accompanying financial statements.

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Year Ended December 31, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$40,500	$22,769	$63,269	$79,267	$36,934	$116,201
Tax-Managed Growth	285	329	614	25	962	987
Large Cap Growth	1,370	6,227	7,597	6,019	17,652	23,671
Small Cap Growth	182,831	95,924	278,755	122,872	166,224	289,096
Mid Cap Growth	1,694	21,584	23,278	3,154	21,869	25,023
Small Mid-Cap Growth	1,672	30,684	32,356	3,805	30,060	33,865
Global Growth (a)	5,845	17,564	23,409	9,461	36,776	46,237
International Growth	1,279,021	815,880	2,094,901	1,171,189	765,505	1,936,694
International Equity	62,107	103,951	166,058	28,861	96,555	125,416
International Small Cap Growth	9,671	107,145	116,816	10,144	98,939	109,083
Emerging Markets Growth	9,293	38,307	47,600	13,466	63,633	77,099
Emerging Leaders Growth (b)	—	6,331	6,331	—	—	—
Value Discovery	2,945	9,559	12,504	17,674	10,979	28,653
Bond (c)	165	17,428	17,593	791	55,455	56,246
Income	11,731	4,694	16,425	29,070	18,899	47,969
Ready Reserves	1,439,460	—	1,439,460	1,130,710	—	1,130,710

(a)	The information for the year ended December 31, 2007 is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

December 31, 2008	William Blair Funds 113

	Reinvested Distributions (Dollars)
	Year Ended December 31, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$1,995	$3,280	$5,275	$11,537	$20,233	$31,770
Tax-Managed Growth	—	—	—	—	9	9
Large Cap Growth	—	—	—	—	13	13
Small Cap Growth	10,793	9,348	20,141	33,642	31,549	65,191
Mid Cap Growth	—	—	—	370	1,790	2,160
Small Mid-Cap Growth	—	3	3	1,635	9,269	10,904
Global Growth (a)	21	345	366	—	15	15
International Growth	108,020	56,739	164,759	544,079	270,368	814,447
International Equity	603	2,591	3,194	4,176	25,228	29,404
International Small Cap Growth	193	1,365	1,558	1,541	6,936	8,477
Emerging Markets Growth	1,816	7,201	9,017	13,201	45,872	59,073
Emerging Leaders Growth (b)	—	1	1	—	—	—
Value Discovery	44	243	287	3,149	9,020	12,169
Bond (c)	30	2,403	2,433	18	1,247	1,265
Income	2,500	4,315	6,815	4,665	6,937	11,602
Ready Reserves	33,783	—	33,783	58,646	—	58,646

	Redemptions (Dollars)
	Year Ended December 31, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$31,338	$22,604	$53,942	$22,235	$24,778	$47,013
Tax-Managed Growth	299	1,207	1,506	422	352	774
Large Cap Growth	1,051	3,905	4,956	10,247	2,387	12,634
Small Cap Growth	278,090	253,629	531,719	280,620	150,866	431,486
Mid Cap Growth	1,551	8,033	9,584	2,289	964	3,253
Small Mid-Cap Growth	4,915	17,966	22,881	2,710	10,636	13,346
Global Growth (a)	5,213	6,152	11,365	310	4	314
International Growth	1,780,043	942,995	2,723,038	959,848	329,335	1,289,183
International Equity	31,499	84,404	115,903	13,951	56,746	70,697
International Small Cap Growth	7,979	66,904	74,883	7,789	25,704	33,493
Emerging Markets Growth	27,912	85,134	113,046	15,733	60,321	76,054
Emerging Leaders Growth (b)	—	373	373	—	—	—
Value Discovery	4,879	5,770	10,649	106,443	21,858	128,301
Bond (c)	493	9,925	10,418	82	1,332	1,414
Income	37,838	36,789	74,627	44,378	96,883	141,261
Ready Reserves	1,031,518	—	1,031,518	985,413	—	985,413

(a)	The information for the year ended December 31, 2007 is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

114 Annual Report	December 31, 2008

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Year Ended December 31, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$11,157	$3,445	$14,602	$68,569	$32,389	$100,958
Tax-Managed Growth	(14)	(878)	(892)	(397)	619	222
Large Cap Growth	319	2,322	2,641	(4,228)	15,278	11,050
Small Cap Growth	(84,466)	(148,357)	(232,823)	(124,106)	46,907	(77,199)
Mid Cap Growth	143	13,551	13,694	1,235	22,695	23,930
Small Mid-Cap Growth	(3,243)	12,721	9,478	2,730	28,693	31,423
Global Growth (a)	653	11,757	12,410	9,151	36,787	45,938
International Growth	(393,002)	(70,376)	(463,378)	755,420	706,538	1,461,958
International Equity	31,211	22,138	53,349	19,086	65,037	84,123
International Small Cap Growth	1,885	41,606	43,491	3,896	80,171	84,067
Emerging Markets Growth	(16,803)	(39,626)	(56,429)	10,934	49,184	60,118
Emerging Leaders Growth (b)	—	5,959	5,959	—	—	—
Value Discovery	(1,890)	4,032	2,142	(85,620)	(1,859)	(87,479)
Bond (c)	(298)	9,906	9,608	727	55,370	56,097
Income	(23,607)	(27,780)	(51,387)	(10,643)	(71,047)	(81,690)
Ready Reserves	441,652	—	441,652	203,943	—	203,943

	Sales (Shares)
	Year Ended December 31, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$4,166	$2,490	$6,656	$6,415	$2,916	$9,331
Tax-Managed Growth	28	30	58	2	83	85
Large Cap Growth	231	1,052	1,283	865	2,376	3,241
Small Cap Growth	11,419	5,193	16,612	4,705	6,244	10,949
Mid Cap Growth	183	2,348	2,531	279	1,911	2,190
Small Mid-Cap Growth	152	2,715	2,867	273	2,136	2,409
Global Growth (a)	731	2,280	3,011	950	3,681	4,631
International Growth	57,462	37,349	94,811	38,329	24,939	63,268
International Equity	4,578	8,151	12,729	1,777	5,747	7,524
International Small Cap Growth	1,014	10,306	11,320	693	6,739	7,432
Emerging Markets Growth	563	2,670	3,233	616	2,895	3,511
Emerging Leaders Growth (b)	—	663	663	—	—	—
Value Discovery	291	974	1,265	1,082	658	1,740
Bond (c)	16	1,769	1,785	79	5,574	5,653
Income	1,283	519	1,802	3,016	1,965	4,981
Ready Reserves	1,439,460	—		1,130,710	—	1,130,710

(a)	The information for the year ended December 31, 2007 is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

December 31, 2008	William Blair Funds 115

	Reinvested Distributions (Shares)
	Year Ended December 31, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$287	$458	$745	$1,000	$1,707	$2,707
Tax-Managed Growth	—	—	—	—	1	1
Large Cap Growth	—	—	—	—	2	2
Small Cap Growth	921	774	1,695	1,478	1,352	2,830
Mid Cap Growth	—	—	—	33	158	191
Small Mid-Cap Growth	—	—	—	126	704	830
Global Growth (a)	4	71	75	—	2	2
International Growth	8,341	4,289	12,630	19,369	9,470	28,839
International Equity	74	313	387	262	1,571	1,833
International Small Cap Growth	29	205	234	115	517	632
Emerging Markets Growth	243	956	1,199	628	2,175	2,803
Emerging Leaders Growth (b)	—	—	—	—	—	—
Value Discovery	6	30	36	281	792	1,073
Bond (c)	3	245	248	2	126	128
Income	277	481	758	490	730	1,220
Ready Reserves	33,710	—	33,710	58,646	—	58,646

	Redemptions (Shares)
	Year Ended December 31, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$3,236	$2,370	$5,606	$1,810	$1,974	$3,784
Tax-Managed Growth	42	134	176	37	30	67
Large Cap Growth	169	639	808	1,418	316	1,734
Small Cap Growth	16,473	14,593	31,066	10,862	5,711	16,573
Mid Cap Growth	175	907	1,082	195	81	276
Small Mid-Cap Growth	481	1,693	2,174	193	741	934
Global Growth (a)	917	1,100	2,017	31	—	31
International Growth	92,111	53,305	145,416	31,795	10,740	42,535
International Equity	3,155	7,369	10,524	834	3,433	4,267
International Small Cap Growth	894	7,715	8,609	513	1,740	2,253
Emerging Markets Growth	2,082	7,138	9,220	738	2,711	3,449
Emerging Leaders Growth (b)	—	54	54	—	—	—
Value Discovery	491	622	1,113	6,333	1,346	7,679
Bond (c)	51	1,023	1,074	8	134	142
Income	4,244	4,106	8,350	4,652	10,142	14,794
Ready Reserves	1,031,518	—	1,031,518	985,413	—	985,413

(a)	The information for the year ended December 31, 2007 is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

116 Annual Report	December 31, 2008

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Year Ended December 31, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$1,217	$578	$1,795	$5,605	$2,649	$8,254
Tax-Managed Growth	(14)	(104)	(118)	(35)	54	19
Large Cap Growth	62	413	475	(553)	2,062	1,509
Small Cap Growth	(4,133)	(8,626)	(12,759)	(4,679)	1,885	(2,794)
Mid Cap Growth	8	1,441	1,449	117	1,988	2,105
Small Mid-Cap Growth	(329)	1,022	693	206	2,099	2,305
Global Growth (a)	(182)	1,251	1,069	919	3,683	4,602
International Growth	(26,308)	(11,667)	(37,975)	25,903	23,669	49,572
International Equity	1,497	1,095	2,592	1,205	3,885	5,090
International Small Cap Growth	149	2,796	2,945	295	5,516	5,811
Emerging Markets Growth	(1,276)	(3,512)	(4,788)	506	2,359	2,865
Emerging Leaders Growth (b)	—	609	609	—	—	—
Value Discovery	(194)	382	188	(4,970)	104	(4,866)
Bond (c)	(32)	991	959	73	5,566	5,639
Income	(2,684)	(3,106)	(5,790)	(1,146)	(7,447)	(8,593)
Ready Reserves	441,652	—	441,652	203,943	—	203,943

(a)	The information for the year ended December 31, 2007 is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

(7) Subsequent Event

Upon the recommendation of William Blair & Company, L.L.C., the Board of Trustees determined that it was in the best interest of the William Blair Tax-Managed Growth Fund to redeem all shares of the Fund outstanding on March 20, 2009, and then to terminate the Fund.

December 31, 2008	William Blair Funds 117

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.70	$11.42	$11.33	$10.70	$9.97
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.04)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(4.35)	1.53	1.48	1.11	0.79

Total from investment operations	(4.40)	1.49	1.42	1.05	0.73
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.18	1.21	1.33	0.42	—

Total distributions	0.18	1.21	1.33	0.42	—

Net asset value, end of year	$7.12	$11.70	$11.42	$11.33	$10.70

Total return (%)	(37.61)	13.17	12.42	9.75	7.32
Ratios to average daily net assets (%):
Expenses	1.17	1.22	1.17	1.15	1.17
Net investment income (loss)	(0.54)	(0.35)	(0.49)	(0.60)	(0.60)

	Class I
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.02	$11.66	$11.52	$10.84	$10.08
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	—	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(4.47)	1.57	1.49	1.14	0.80

Total from investment operations	(4.49)	1.57	1.47	1.10	0.76
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.18	1.21	1.33	0.42	—

Total distributions	0.18	1.21	1.33	0.42	—

Net asset value, end of year	$7.35	$12.02	$11.66	$11.52	$10.84

Total return (%)	(37.35)	13.59	12.64	10.08	7.54
Ratios to average daily net assets (%):
Expenses	0.85	0.87	0.89	0.90	0.92
Net investment income (loss)	(0.22)	0.00	(0.20)	(0.35)	(0.35)

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$238,586	$369,644	$264,525	$253,599	$275,506
Portfolio turnover rate (%)	60	72	61	54	35

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

118 Annual Report	December 31, 2008

Financial Highlights

Tax-Managed Growth Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.03	$10.94	$10.11	$8.99	$8.41
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.03)	(0.04)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(4.72)	1.12	0.87	1.19	0.66

Total from investment operations	(4.76)	1.09	0.83	1.12	0.58
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$7.27	$12.03	$10.94	$10.11	$8.99

Total return (%)	(39.57)	9.96	8.21	12.46	6.90
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.32	1.34	1.44	1.53	1.54
Expenses, before waivers and reimbursements	2.19	2.06	2.24	2.55	2.26
Net investment income (loss), net of waivers and reimbursements	(0.42)	(0.24)	(0.41)	(0.76)	(0.92)
Net investment income (loss), before waivers and reimbursements	(1.29)	(0.96)	(1.21)	(1.78)	(1.64)

	Class I
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.28	$11.15	$10.27	$9.10	$8.50
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	—	(0.02)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	(4.83)	1.14	0.90	1.22	0.66

Total from investment operations	(4.85)	1.14	0.88	1.17	0.60
Less distributions from:
Net investment income	—	0.01	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	0.01	—	—	—

Net asset value, end of year	$7.43	$12.28	$11.15	$10.27	$9.10

Total return (%)	(39.50)	10.24	8.57	12.86	7.06
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.07	1.09	1.19	1.28	1.29
Expenses, before waivers and reimbursements	1.84	1.79	1.99	2.30	2.01
Net investment income (loss), net of waivers and reimbursements	(0.16)	0.03	(0.16)	(0.51)	(0.67)
Net investment income (loss), before waivers and reimbursements	(0.93)	(0.67)	(0.96)	(1.53)	(1.39)

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$5,696	$10,862	$9,644	$7,815	$5,847
Portfolio turnover rate (%)	54	55	42	25	31

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2008	William Blair Funds 119

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$7.52	$6.88	$6.47	$6.24	$5.93
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(2.82)	0.65	0.43	0.25	0.35

Total from investment operations	(2.84)	0.64	0.41	0.23	0.31
Less distributions from:
Net investment income	— (a)	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$4.68	$7.52	$6.88	$6.47	$6.24

Total return (%)	(37.76)	9.30	6.34	3.69	5.23
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.23	1.23	1.24	1.28	1.38
Expenses, before waivers and reimbursements	1.85	1.50	1.63	2.08	2.29
Net investment income (loss), net of waivers and reimbursements	(0.29)	(0.16)	(0.29)	(0.37)	(0.63)
Net investment income (loss), before waivers and reimbursements	(0.91)	(0.43)	(0.68)	(1.17)	(1.54)

	Class I
	Years Ended December 31,
	2008	2007		2006	2005	2004
Net asset value, beginning of year	$7.64	$6.99		$6.56	$6.31	$5.99
Income (loss) from investment operations:
Net investment income (loss)	—	0.01		—	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.87)	0.64		0.43	0.26	0.34

Total from investment operations	(2.87)	0.65		0.43	0.25	0.32
Less distributions from:
Net investment income	— (a)	—	(a)	—	—	—
Net realized gain	—	—		—	—	—

Total distributions	—	—		—	—	—

Net asset value, end of year	$4.77	$7.64		$6.99	$6.56	$6.31

Total return (%)	(37.56)	9.36		6.55	3.96	5.34
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.98	0.98		0.99	1.03	1.13
Expenses, before waivers and reimbursements	1.21	1.20		1.38	1.83	2.04
Net investment income (loss), net of waivers and reimbursements	(0.04)	0.18		(0.04)	(0.12)	(0.38)
Net investment income (loss), before waivers and reimbursements	(0.27)	(0.04)		(0.43)	(0.92)	(1.29)

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$23,279	$33,667	$20,191	$16,888	$6,417
Portfolio turnover rate (%)	85	60	53	53	39

(a)	Distribution less than $0.01 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

120 Annual Report	December 31, 2008

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$23.30	$25.41	$23.76	$25.72	$21.83
Income (loss) from investment operations:
Net investment income (loss)	(0.19)	(0.33)	(0.29)	(0.30)	(0.30)
Net realized and unrealized gain (loss) on investments	(10.73)	(0.25)	3.65	0.64	6.20

Total from investment operations	(10.92)	(0.58)	3.36	0.34	5.90
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.59	1.53	1.71	2.30	2.01

Total distributions	0.59	1.53	1.71	2.30	2.01

Net asset value, end of year	$11.79	$23.30	$25.41	$23.76	$25.72

Total return (%)	(46.85)	(2.15)	14.12	1.18	27.24
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.49	1.48	1.49	1.49
Expenses, before waivers and reimbursements	1.50	1.49	1.48	1.49	1.46
Net investment income (loss), net of waivers and reimbursements	(1.05)	(1.24)	(1.14)	(1.23)	(1.27)
Net investment income (loss), before waivers and reimbursements	(1.05)	(1.24)	(1.14)	(1.23)	(1.24)

	Class I
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$23.89	$25.94	$24.16	$26.04	$22.03
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.25)	(0.22)	(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments	(11.02)	(0.27)	3.71	0.67	6.26

Total from investment operations	(11.16)	(0.52)	3.49	0.42	6.02
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.59	1.53	1.71	2.30	2.01

Total distributions	0.59	1.53	1.71	2.30	2.01

Net asset value, end of year	$12.14	$23.89	$25.94	$24.16	$26.04

Total return (%)	(46.70)	(1.88)	14.42	1.48	27.54
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.20	1.21	1.24	1.24
Expenses, before waivers and reimbursements	1.20	1.20	1.21	1.24	1.21
Net investment income (loss), net of waivers and reimbursements	(0.75)	(0.94)	(0.87)	(0.98)	(1.02)
Net investment income (loss), before waivers and reimbursements	(0.75)	(0.94)	(0.87)	(0.98)	(0.99)

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$401,627	$1,094,419	$1,261,174	$831,738	$771,209
Portfolio turnover rate (%)	135	97	105	80	109

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2008	William Blair Funds 121

Financial Highlights

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2008	2007	2006(a)
Net asset value, beginning of year	$11.35	$10.46	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(3.87)	1.59	0.53

Total from investment operations	(3.94)	1.52	0.46
Less distributions from:
Net investment income	—	—	—
Net realized gain	— (d)	0.63	—

Total distributions	—	0.63	—

Net asset value, end of year	$7.41	$11.35	$10.46

Total return (%)	(34.71)	14.62	4.60	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	1.38	1.40	(c)
Expenses, before waivers and reimbursements	2.03	1.67	2.35	(c)
Net investment income (loss), net of waivers and reimbursements	(0.76)	(0.58)	(0.70	)(c)
Net investment income (loss), before waivers and reimbursements	(1.43)	(0.87)	(1.65	)(c)

	Class I
	Years Ended December 31,
	2008	2007	2006(a)
Net asset value, beginning of year	$11.42	$10.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(3.89)	1.60	0.53

Total from investment operations	(3.94)	1.56	0.49
Less distributions from:
Net investment income	—	—	—
Net realized gain	— (d)	0.63	—

Total distributions	—	0.63	—

Net asset value, end of year	$7.48	$11.42	$10.49

Total return (%)	(34.50)	14.95	4.90	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.11	1.12	1.15	(c)
Expenses, before waivers and reimbursements	1.23	1.37	2.10	(c)
Net investment income (loss), net of waivers and reimbursements	(0.51)	(0.32)	(0.43	)(c)
Net investment income (loss), before waivers and reimbursements	(0.63)	(0.57)	(1.38	)(c)

	Years Ended December 31,
	2008	2007	2006(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$40,526	$45,393	$19,639
Portfolio turnover rate (%)	76	66	56	(c)

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.
(d)	Distribution less than $0.01 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

122 Annual Report	December 31, 2008

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.10	$12.96	$12.40	$11.28	$9.94
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.12)	(0.11)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	(4.91)	1.71	1.32	1.32	1.47

Total from investment operations	(4.94)	1.59	1.21	1.21	1.34
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	— (a)	1.45	0.65	0.09	—

Total distributions	—	1.45	0.65	0.09	—

Net asset value, end of year	$8.16	$13.10	$12.96	$12.40	$11.28

Total return (%)	(37.71)	12.34	9.68	10.72	13.48
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	1.36	1.38	1.45	1.54
Expenses, before waivers and reimbursements	1.41	1.42	1.45	1.54	2.14
Net investment income (loss), net of waivers and reimbursements	(0.26)	(0.79)	(0.86)	(0.97)	(1.26)
Net investment income (loss), before waivers and reimbursements	(0.31)	(0.85)	(0.93)	(1.06)	(1.86)

	Class I
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.24	$13.06	$12.46	$11.30	$9.94
Income (loss) from investment operations:
Net investment income (loss)	—	(0.08)	(0.08)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	(4.97)	1.71	1.33	1.33	1.47

Total from investment operations	(4.97)	1.63	1.25	1.25	1.36
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	— (a)	1.45	0.65	0.09	—

Total distributions	—	1.45	0.65	0.09	—

Net asset value, end of year	$8.27	$13.24	$13.06	$12.46	$11.30

Total return (%)	(37.54)	12.54	9.95	11.05	13.68
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.11	1.11	1.13	1.20	1.29
Expenses, before waivers and reimbursements	1.17	1.17	1.20	1.29	1.89
Net investment income (loss), net of waivers and reimbursements	0.03	(0.54)	(0.61)	(0.72)	(1.01)
Net investment income (loss), before waivers and reimbursements	(0.03)	(0.60)	(0.68)	(0.81)	(1.61)

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$83,479	$124,501	$92,766	$70,211	$25,974
Portfolio turnover rate (%)	77	80	68	62	55

(a)	Distribution less than $0.01 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2008	William Blair Funds 123

Financial Highlights

Global Growth Fund

	Class N
	Periods Ended
	12/31/2008	12/31/2007(a)
Net asset value, beginning of year	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.08	—
Net realized and unrealized gain (loss) on investments	(4.98)	(0.11)

Total from investment operations	(4.90)	(0.11)
Less distributions from:
Net investment income	0.03	—	(b)
Net realized gain	—	—

Total distributions	0.03	—

Net asset value, end of year	$4.96	$9.89

Total return (%)	(49.52)	(1.10	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.55	1.55	(e)
Expenses, before waivers and reimbursements	2.17	2.14	(e)
Net investment income (loss), net of waivers and reimbursements	0.98	(0.08	)(e)
Net investment income (loss), before waivers and reimbursements	0.36	(0.67	)(e)

	Class I
	Periods Ended
	12/31/2008	12/31/2007(a)
Net asset value, beginning of year	$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.08	—
Net realized and unrealized gain (loss) on investments	(4.98)	(0.09)

Total from investment operations	(4.90)	(0.09)
Less distributions from:
Net investment income	0.07	—	(b)
Net realized gain	—	—

Total distributions	0.07	—

Net asset value, end of year	$4.94	$9.91

Total return (%)	(49.41)	(0.85	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	1.30	(e)
Expenses, before waivers and reimbursements	1.74	1.89	(e)
Net investment income (loss), net of waivers and reimbursements	1.05	0.14	(e)
Net investment income (loss), before waivers and reimbursements	0.61	(0.45	)(e)

	Periods Ended
	12/31/2008	12/31/2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$28,005	$45,576
Portfolio turnover rate (%)	124	63	(e)

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Distribution less than $0.01 per share.
(c)	Excludes $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2008 and 2007.
(d)	Total return is not annualized for periods less than a year.
(e)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

124 Annual Report	December 31, 2008

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$29.12	$27.70	$25.22	$22.09	$18.65
Income (loss) from investment operations:
Net investment income (loss) (a)	0.29	0.12	0.05	0.15	(0.02)
Net realized and unrealized gain (loss) on investments	(15.54)	4.77	5.71	4.60	3.47

Total from investment operations	(15.25)	4.89	5.76	4.75	3.45
Less distributions from:
Net investment income	—	0.34	0.37	0.11	0.01
Net realized gain	0.75	3.13	2.91	1.51	—

Total distributions	0.75	3.47	3.28	1.62	0.01

Net asset value, end of year	$13.12	$29.12	$27.70	$25.22	$22.09

Total return (%)	(52.33)	18.13	23.06	21.65	18.48
Ratios to average daily net assets (%):
Expenses	1.39	1.40	1.42	1.42	1.47
Net investment income (loss)	1.29	0.38	0.19	0.16	(0.16)

	Class I
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$29.61	$28.10	$25.55	$22.34	$18.85
Income (loss) from investment operations:
Net investment income (loss) (a)	0.37	0.21	0.13	0.27	0.01
Net realized and unrealized gain (loss) on investments	(15.83)	4.86	5.78	4.61	3.53

Total from investment operations	(15.46)	5.07	5.91	4.88	3.54
Less distributions from:
Net investment income	—	0.43	0.45	0.16	0.05
Net realized gain	0.75	3.13	2.91	1.51	—

Total distributions	0.75	3.56	3.36	1.67	0.05

Net asset value, end of year	$13.40	$29.61	$28.10	$25.55	$22.34

Total return (%)	(52.17)	18.53	23.35	22.00	18.79
Ratios to average daily net assets (%):
Expenses	1.08	1.09	1.11	1.17	1.22
Net investment income (loss)	1.58	0.69	0.45	0.41	0.09

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$3,130,938	$8,048,654	$6,267,126	$4,551,077	$3,001,434
Portfolio turnover rate (%)	91	56	72	70	79

(a)	Excludes $(0.18), $0.09, $0.42, $0.37 and $0.12 of PFIC mark to market which are treated as ordinary income for Federal tax purposes for the years 2008, 2007, 2006, 2005 and 2004, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2008	William Blair Funds 125

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005	2004(a)
Net asset value, beginning of year	$16.53	$15.21	$12.86	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.10	0.09	0.04	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(8.16)	2.55	2.52	1.54	1.37

Total from investment operations	(8.06)	2.64	2.56	1.53	1.33
Less distributions from:
Net investment income	—	0.14	0.19	—	—
Net realized gain	0.12	1.18	0.02	—	—

Total distributions	0.12	1.32	0.21	—	—

Net asset value, end of year	$8.35	$16.53	$15.21	$12.86	$11.33

Total return (%)	(48.75)	17.68	19.96	13.50	13.30	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.45	1.46	1.48	1.50	(d)
Expenses, before waivers and reimbursements	1.45	1.47	1.56	1.81	2.96	(d)
Net investment income (loss), net of waivers and reimbursements	0.80	0.52	0.26	(0.33)	(0.77	)(d)
Net investment income (loss), before waivers and reimbursements	0.80	0.50	0.16	(0.66)	(2.23	)(d)

	Class I
	Years Ended December 31,
	2008	2007	2006	2005	2004(a)
Net asset value, beginning of year	$16.66	$15.31	$12.94	$11.37	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.15	0.13	0.06	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(8.25)	2.57	2.55	1.58	1.38

Total from investment operations	(8.10)	2.70	2.61	1.57	1.37
Less distributions from:
Net investment income	—	0.17	0.22	—	—
Net realized gain	0.12	1.18	0.02	—	—

Total distributions	0.12	11.35	0.24	—	—

Net asset value, end of year	$8.44	$16.66	$15.31	$12.94	$11.37

Total return (%)	(48.61)	17.97	20.22	13.81	13.70	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.20	1.21	1.23	1.25	(d)
Expenses, before waivers and reimbursements	1.22	1.25	1.35	1.56	2.71	(d)
Net investment income (loss), net of waivers and reimbursements	1.12	0.76	0.46	(0.08)	(0.52	)(d)
Net investment income (loss), before waivers and reimbursements	1.10	0.71	0.32	(0.41)	(1.98	)(d)

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$228,486	$408,609	$297,716	$177,710	$9,689
Portfolio turnover rate (%)	92	70	83	127	108	(d)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $(0.07), $0.01, $0.22, $0.33 and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year 2008, 2007, 2006, 2005 and 2004, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

126 Annual Report	December 31, 2008

Financial Highlights

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005(a)
Net asset value, beginning of year	$13.98	$13.37	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.02)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(7.22)	1.72	2.32	1.17

Total from investment operations	(7.24)	1.70	2.27	1.16
Less distributions from:
Net investment income	—	0.05	0.01	—
Net realized gain	0.12	1.04	0.05	—

Total distributions	0.12	1.09	0.06	—

Net asset value, end of year	$6.62	$13.98	$13.37	$11.16

Total return (%)	(51.82)	13.06	20.32	11.60	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.65	1.60	1.65	1.65	(d)
Expenses, before waivers and reimbursements	1.62	1.60	1.71	2.57	(d)
Net investment income (loss), net of waivers and reimbursements	(0.20)	(0.16)	(0.40)	(0.40	)(d)
Net investment income (loss), before waivers and reimbursements	(0.17)	(0.16)	(0.46)	(1.32	)(d)

	Class I
	Years Ended December 31,
	2008	2007	2006	2005(a)
Net asset value, beginning of year	$14.01	$13.41	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01	0.03	(0.03)	—
Net realized and unrealized gain (loss) on investments	(7.23)	1.71	2.34	1.16

Total from investment operations	(7.22)	1.74	2.31	1.16
Less distributions from:
Net investment income	—	0.10	0.01	—
Net realized gain	0.12	1.04	0.05	—

Total distributions	0.12	1.14	0.06	—

Net asset value, end of year	$6.67	$14.01	$13.41	$11.16

Total return (%)	(51.56)	13.34	20.68	11.60	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.31	1.29	1.40	1.40	(d)
Expenses, before waivers and reimbursements	1.28	1.29	1.46	2.32	(d)
Net investment income (loss), net of waivers and reimbursements	0.11	0.18	(0.25)	(0.15	)(d)
Net investment income (loss), before waivers and reimbursements	0.14	0.18	(0.31)	(1.07	)(d)

	Years Ended December 31,
	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$291,988	$401,459	$231,969	$50,534
Portfolio turnover rate (%)	78	88	109	127	(d)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $(0.02), $0.05, $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years ended 2008, 2007, 2006 and 2005, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2008	William Blair Funds 127

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005(a)
Net asset value, beginning of year	$21.92	$19.42	$14.17	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.11	(0.10)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(13.63)	7.23	5.41	4.26

Total from investment operations	(13.52)	7.13	5.37	4.25
Less distributions from:
Net investment income	—	0.09	0.01	—
Net realized gain	0.94	4.54	0.11	0.08

Total distributions	0.94	4.63	0.12	0.08

Net asset value, end of year	$7.46	$21.92	$19.42	$14.17

Total return (%)	(61.71)	37.75	37.90	42.52	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.67	1.65	1.65	1.55	(d)
Expenses, before waivers and reimbursements	1.65	1.69	1.78	1.91	(d)
Net investment income (loss), net of waivers and reimbursements	0.65	(0.45)	(0.22)	(0.11	)(d)
Net investment income (loss), before waivers and reimbursements	0.67	(0.49)	(0.35)	(0.47	)(d)

	Class I
	Years Ended December 31,
	2008	2007	2006	2005(a)
Net asset value, beginning of year	$21.99	$19.47	$14.19	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.15	(0.04)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	(13.69)	7.26	5.41	4.26

Total from investment operations	(13.54)	7.22	5.40	4.27
Less distributions from:
Net investment income	—	0.16	0.01	—
Net realized gain	0.94	4.54	0.11	0.08

Total distributions	0.94	4.70	0.12	0.08

Net asset value, end of year	$7.51	$21.99	$19.47	$14.19

Total return (%)	(61.60)	38.13	38.07	42.72	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.41	1.40	1.40	1.40	(d)
Expenses, before waivers and reimbursements	1.39	1.40	1.47	1.76	(d)
Net investment income (loss), net of waivers and reimbursements	0.91	(0.20)	(0.06)	0.04	(d)
Net investment income (loss), before waivers and reimbursements	0.93	(0.20)	(0.13)	(0.32	)(d)

	Years Ended December 31,
	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$385,588	$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)	118	100	113	77	(d)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $(0.09), $0.21, $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for years ended 2008, 2007, 2006 and 2005, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

128 Annual Report	December 31, 2008

Financial Highlights

Emerging Leaders Growth Fund

	Class I
	Period Ended December 31,
	2008(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04
Net realized and unrealized gain (loss) on investments		(5.25)

Total from investment operations		(5.21)
Less distributions from:
Net investment income	—	(c)
Net realized gain	—

Total distributions	—

Net asset value, end of period	$4.79

Total return (%)	(52.09	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	(e)
Expenses, before waivers and reimbursements	1.56	(e)
Net investment income (loss), net of waivers and reimbursements	0.70	(e)
Net investment income (loss), before waivers and reimbursements	0.54	(e)

	Period Ended December 31,
	2008
Supplemental data for all classes:
Net assets at end of period (in thousands)	$46,676
Portfolio turnover rate (%)	151	(e)

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	Excludes $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year ended 2008.
(c)	Distribution less than $0.01 per share.
(d)	Total return is not annualized for periods less than a year.
(e)	Rates are annualized for periods less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2008	William Blair Funds 129

Financial Highlights

Value Discovery Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.31	$16.27	$14.95	$22.70	$22.68
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.02	0.03	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(3.02)	(0.96)	3.22	0.14	2.68

Total from investment operations	(2.93)	(0.94)	3.25	0.12	2.67
Less distributions from:
Net investment income	0.05	—	0.01	—	—
Net realized gain	—	4.02	1.92	7.87	2.65

Total distributions	0.05	4.02	1.93	7.87	2.65

Net asset value, end of year	$8.33	$11.31	$16.27	$14.95	$22.70

Total return (%)	(25.85)	(5.54)	21.78	0.49	12.05
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.29	1.33	1.34	1.34	1.34
Expenses, before waivers and reimbursements	1.82	1.66	1.75	1.64	1.48
Net investment income (loss), net of waivers and reimbursements	0.84	0.10	0.21	(0.22)	(0.06)
Net investment income (loss), before waivers and reimbursements	0.31	(0.23)	(0.20)	(0.52)	(0.20)

	Class I
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.50	$16.51	$15.12	$22.82	$22.76
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	0.03	—	0.01
Net realized and unrealized gain (loss) on investments	(3.08)	(1.01)	3.30	0.17	2.70

Total from investment operations	(2.97)	(0.92)	3.33	0.17	2.71
Less distributions from:
Net investment income	0.08	0.07	0.02	—	—
Net realized gain	—	4.02	1.92	7.87	2.65

Total distributions	0.08	4.09	1.94	7.87	2.65

Net asset value, end of year	$8.45	$11.50	$16.51	$15.12	$22.82

Total return (%)	(25.77)	(5.31)	22.10	0.70	12.18
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	1.09	1.09	1.14	1.23
Expenses, before waivers and reimbursements	1.57	1.37	1.50	1.39	1.23
Net investment income (loss), net of waivers and reimbursements	1.06	0.52	0.16	(0.02)	0.05
Net investment income (loss), before waivers and reimbursements	0.58	0.24	(0.25)	(0.27)	0.05

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$36,249	$47,118	$146,777	$70,439	$246,176
Portfolio turnover rate (%)	87	102	162	125	50

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

130 Annual Report	December 31, 2008

Financial Highlights

Bond Fund

	Class N
	Years Ended December 31,
	2008	2007(a)
Net asset value, beginning of year	$10.07	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.31
Net realized and unrealized gain (loss) on investments	(0.31)	0.02

	0.16	0.33
Total from investment operations
Less distributions from:
Net investment income	0.41	0.26
Net realized gain	—	—

Total distributions	0.41	0.26

Net asset value, end of year	$9.82	$10.07

Total return (%)	1.64	3.38	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.65	0.65	(c)
Expenses, before waivers and reimbursements	2.47	0.81	(c)
Net investment income (loss), net of waivers and reimbursements	4.69	4.80	(c)
Net investment income (loss), before waivers and reimbursements	2.87	4.64	(c)

	Class I
	Years Ended December 31,
	2008	2007(a)
Net asset value, beginning of year	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.32
Net realized and unrealized gain (loss) on investments	(0.31)	0.03

	0.17	0.34
Total from investment operations
Less distributions from:
Net investment income	0.49	0.30
Net realized gain	—	—

Total distributions	0.49	0.30

Net asset value, end of year	$9.72	$10.04

Total return (%)	1.72	3.50	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.50	0.50	(c)
Expenses, before waivers and reimbursements	0.71	0.67	(c)
Net investment income (loss), net of waivers and reimbursements	4.90	4.95	(c)
Net investment income (loss), before waivers and reimbursements	4.69	4.78	(c)

	Years Ended December 31,
	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$74,613	$68,483
Portfolio turnover rate (%)	52	38	(c)

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2008	William Blair Funds 131

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$9.29	$9.74	$9.83	$10.19	$10.43
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.45	0.44	0.47	0.52
Net realized and unrealized gain (loss) on investments	(0.59)	(0.35)	(0.04)	(0.30)	(0.26)

Total from investment operations	(0.22)	0.10	0.40	0.17	0.26
Less distributions from:
Net investment income	0.38	0.55	0.49	0.53	0.50
Net realized gain	—	—	—	—	—

Total distributions	0.38	0.55	0.49	0.53	0.50

Net asset value, end of year	$8.69	$9.29	$9.74	$9.83	$10.19

Total return (%)	(2.46)	1.08	4.25	1.71	2.61
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.90	0.79	0.74	0.73	0.78
Expenses, before waivers and reimbursements	0.93	0.81	0.80	0.73	0.78
Net investment income (loss), net of waivers and reimbursements	4.38	4.73	4.54	4.09	4.12
Net investment income (loss) before waivers and reimbursements	4.35	4.71	4.48	4.09	4.12

	Class I
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$9.30	$9.69	$9.82	$10.15	$10.40
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.47	0.45	0.52	0.59
Net realized and unrealized gain (loss) on investments	(0.59)	(0.34)	(0.04)	(0.33)	(0.31)

Total from investment operations	(0.20)	0.13	0.41	0.19	0.28
Less distributions from:
Net investment income	0.46	0.52	0.54	0.52	0.53
Net realized gain	—	—	—	—	—

Total distributions	0.46	0.52	0.54	0.52	0.53

Net asset value, end of year	$8.64	$9.30	$9.69	$9.82	$10.15

Total return (%)	(2.26)	1.36	4.33	1.92	2.79
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.72	0.60	0.62	0.58	0.63
Expenses, before waivers and reimbursements	0.72	—	—	—	—
Net investment income (loss), net of waivers and reimbursements	4.57	4.91	4.66	4.24	4.27
Net investment income (loss) before waivers and reimbursements	4.57	—	—	—	—

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$140,435	$204,630	$297,077	$310,496	$294,084
Portfolio turnover rate (%)	38	34	33	41	43

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

132 Annual Report	December 31, 2008

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05	0.04	0.03	0.01

Total from investment operations	0.02	0.05	0.04	0.03	0.01
Less distributions from:
Net investment income	0.02	0.05	0.04	0.03	0.01

Total distributions	0.02	0.05	0.04	0.03	0.01

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	2.20	4.75	4.47	2.62	0.80
Ratios to average daily net assets (%)
Expenses	0.60	0.63	0.63	0.64	0.65
Net investment income (loss)	2.12	4.63	4.38	2.57	0.80
Supplemental data:
Net assets at end of year (in thousands)	$1,841,189	$1,399,537	$1,195,593	$1,091,854	$1,092,940

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2008	William Blair Funds 133

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Value Discovery Fund, Bond Fund, Income Fund and Ready Reserves Fund (collectively, the “Portfolios”) (sixteen of the Portfolios constituting the William Blair Funds) as of December 31, 2008, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of the William Blair Funds at December 31, 2008, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 19, 2009

134 Annual Report	December 31, 2008

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership; Limited Partner, WB Holdings, L.P. (since November 2008)	18	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Since 2002 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	18	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	18	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	18	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	18	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	18	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman of the U.S. Accenture Foundation Inc.; formerly, Managing Partner of various divisions at Accenture	18	First MetLife Investors Insurance Company

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly Executive Vice President, Morgan Stanley Dean Witter	18	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

December 31, 2008	William Blair Funds 135

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Officers

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

136 Annual Report	December 31, 2008

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Richard W. Smirl, 1967	Senior Vice President and Chief Compliance Officer	Since 2004	Principal, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	Uhlich Children’s Home

Michael P. Balkin, 1959	Vice President	Since 2008	Associate William Blair & Company, L.L.C.; former Chief Investment Officer, Magnetar Investment Management	N/A

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners.	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all current principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2008	William Blair Funds 137

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

The following table provides the percentage of the 2008 year end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Growth	0.00%	0.00%
Tax-Managed Growth	0.00%	0.00%
Large Cap Growth	100.00%	100.00%
Small Cap Growth	3.03%	4.10%
Mid Cap Growth	21.51%	24.60%
Small-Mid Cap Growth	14.95%	16.86%
Global Growth	10.16%	100.00%
International Growth	0.00%	100.00%
International Equity	0.00%	77.20%
International Small Cap Growth	0.00%	42.24%
Emerging Markets Growth	0.00%	8.29%
Emerging Leaders Growth	0.00%	0.00%
Value Discovery	94.21%	94.47%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2009, you will be advised on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2008.

138 Annual Report	December 31, 2008

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Ready Reserves Portfolio), service fees (for Class N shares of the Ready Reserves Portfolio), shareholder administration fees (for Class N and Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio and Class I shares of the Emerging Leaders Growth Portfolio) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2008	William Blair Funds 139

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 6/30/2008	Ending Account Value 12/31/2008	Expenses Paid during Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$671.60	$4.92	1.17%
Class N—hypothetical 5% return	1,000.00	1,019.25	5.94	1.17
Class I—actual return	1,000.00	673.60	3.58	0.85
Class I—hypothetical 5% return	1,000.00	1,020.86	4.32	0.85
Tax-Managed Growth Fund
Class N—actual return	1,000.00	663.90	5.52	1.32
Class N—hypothetical 5% return	1,000.00	1,018.50	6.70	1.32
Class I—actual return	1,000.00	664.00	4.48	1.07
Class I—hypothetical 5% return	1,000.00	1,019.76	5.43	1.07
Large Cap Growth Fund
Class N—actual return	1,000.00	680.20	5.19	1.23
Class N—hypothetical 5% return	1,000.00	1,018.95	6.24	1.23
Class I—actual return	1,000.00	681.40	4.14	0.98
Class I—hypothetical 5% return	1,000.00	1,020.21	4.98	0.98
Small Cap Growth Fund
Class N—actual return	1,000.00	635.40	6.17	1.50
Class N—hypothetical 5% return	1,000.00	1,017.60	7.61	1.50
Class I—actual return	1,000.00	636.40	4.94	1.20
Class I—hypothetical 5% return	1,000.00	1,019.10	6.09	1.20
Mid Cap Growth Fund
Class N—actual return	1,000.00	705.70	5.83	1.36
Class N—hypothetical 5% return	1,000.00	1,018.30	6.82	1.36
Class I—actual return	1,000.00	707.00	4.76	1.11
Class I—hypothetical 5% return	1,000.00	1,019.56	5.57	1.11
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	710.80	5.85	1.36
Class N—hypothetical 5% return	1,000.00	1,018.30	6.90	1.36
Class I—actual return	1,000.00	711.70	4.78	1.11
Class I—hypothetical 5% return	1,000.00	1,019.56	5.63	1.11
Global Growth Fund
Class N—actual return	1,000.00	547.40	6.03	1.55
Class N—hypothetical 5% return	1,000.00	1,017.34	7.86	1.55
Class I—actual return	1,000.00	548.00	5.06	1.30
Class I—hypothetical 5% return	1,000.00	1,018.60	6.60	1.30
International Growth Fund
Class N—actual return	1,000.00	539.50	5.38	1.39
Class N—hypothetical 5% return	1,000.00	1,018.15	7.05	1.39
Class I—actual return	1,000.00	540.50	4.18	1.08
Class I—hypothetical 5% return	1,000.00	1,019.71	5.48	1.08
International Equity Fund
Class N—actual return	1,000.00	575.90	5.74	1.45
Class N—hypothetical 5% return	1,000.00	1,017.85	7.35	1.45
Class I—actual return	1,000.00	576.90	4.76	1.20
Class I—hypothetical 5% return	1,000.00	1,019.10	6.09	1.20

140 Annual Report	December 31, 2008

	Beginning Account Value 6/30/2008	Ending Account Value 12/31/2008	Expenses Paid during Period(a)	Annualized Expense Ratio
International Small Cap Growth Fund
Class N—actual return	1,000.00	$519.70	$6.30	1.65%
Class N—hypothetical 5% return	1,000.00	1,016.84	8.36	1.65
Class I—actual return	1,000.00	521.60	5.01	1.31
Class I—hypothetical 5% return	1,000.00	1,018.50	6.65	1.31
Emerging Markets Growth Fund
Class N—actual return	1,000.00	453.20	6.10	1.67
Class N—hypothetical 5% return	1,000.00	1,016.74	8.47	1.67
Class I—actual return	1,000.00	453.70	5.15	1.41
Class I—hypothetical 5% return	1,000.00	1,018.05	7.15	1.41
Emerging Leaders Growth Fund
Class I—actual return	1,000.00	496.80	6.86	1.40
Class I—hypothetical 5% return	1,000.00	1,023.57	7.04	1.40
Value Discovery Fund
Class N—actual return	1,000.00	786.00	5.79	1.29
Class N—hypothetical 5% return	1,000.00	1,018.65	6.55	1.29
Class I—actual return	1,000.00	786.00	4.89	1.09
Class I—hypothetical 5% return	1,000.00	1,019.66	5.53	1.09
Bond Fund
Class N—actual return	1,000.00	1,007.70	3.28	0.65
Class N—hypothetical 5% return	1,000.00	1,021.87	3.30	0.65
Class I—actual return	1,000.00	1,007.70	2.52	0.50
Class I—hypothetical 5% return	1,000.00	1,022.62	2.54	0.50
Income Fund
Class N—actual return	1,000.00	976.70	4.47	0.90
Class N—hypothetical 5% return	1,000.00	1,020.61	4.57	0.90
Class I—actual return	1,000.00	978.60	3.58	0.72
Class I—hypothetical 5% return	1,000.00	1,021.52	3.66	0.72
Ready Reserves Fund
Class N—actual return	1,000.00	1,007.90	3.03	0.60
Class N—hypothetical 5% return	1,000.00	1,022.12	3.05	0.60

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 366 (to reflect the one-half year period).
(b)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2008.

December 31, 2008	William Blair Funds 141

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Karl W. Brewer, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Richard W. Smirl, Senior Vice President and Chief Compliance Officer

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Michael P. Balkin, Vice President

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

142 Annual Report	December 31, 2008

WILLIAM BLAIR FUNDS

EQUITY

GLOBAL EQUITY

- Global Growth Fund

INTERNATIONAL EQUITY

FIXED-INCOME

- Bond Fund
- Income Fund

MONEY MARKET

- Ready Reserves Fund

WILLIAM BLAIR FUNDS

222 West Adams Street
Chicago, IL 60606
800.742.7272 • www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

WILLIAM BLAIR FUNDS

INSTITUTIONAL ANNUAL REPORT

DECEMBER 31, 2008

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

December 31, 2008	William Blair Funds 1

GLOBAL MARKETS OVERVIEW

The year 2008 will be remembered as one of the worst years in equity market history—only comparable in severity with 1931—due to the scope, scale and rapidity of the decline and to the extraordinary governmental measures to shore up a fragile (and gridlocked) financial system. What started in 2007 as a U.S. subprime crisis spread to global proportions during 2008 with a number of countries and financial institutions facing significant liquidity and credit issues. While the equity market declined approximately (10)% during the first half of the year, losses accelerated in September after Lehman Brothers declared bankruptcy, when fixed income markets froze and equity markets entered a free fall period marked by significant intraday volatility and fear as reflected by the CBOE (Chicago Board of Options Exchange) Volatility Index.

Despite a rally that began in mid-November, global equity markets ended 2008 down (42.34)%, as measured by the MSCI All Country World (IMI) Index (net), with approximately 35% of the decline occurring during the second half of the year. There was no place to hide amidst the market decline as correlations generally went to one. Emerging markets fell the furthest during the second half due to severe risk aversion, reversal of the “commodities trade,” and concerns about a deepening global recession. Non-U.S. equity returns to U.S. investors were also negatively impacted by U.S. Dollar appreciation as investors sold foreign currencies and assets and bought U.S. dollars. At year end, emerging markets were down (53.78)%, while the MSCI Europe, Australiasia, and Far East Index (EAFE) fell (43.71)% and the U.S. fell (37.00)% as measured by the Standard & Poor’s 500. Within emerging markets, Latin America, which was the strongest region during the first half of the year, fell faster during the second half, and ended the year down (51.92)%, while Asia and Emerging Markets Europe, Mid-East and Africa (EMEA) were down (53.70)% and (55.55)%, respectively. Asia, which trailed during most of the year, staged a comeback during November and December, benefitting from lower commodity and energy prices. Within developed markets Japan was the best performing market in USD terms, down (28.11)%, although down over 40% in local terms. The remaining developed regions were all down between 46-52%, with the more resource heavy Pacific ex-Japan economies down the most.

Sector results varied significantly in 2008. As indicated in the chart on the next page, the strongest sectors of Energy and Materials during the first half of the year fell the furthest during the second half, as commodity and energy prices fell significantly amidst a slowing global economy and demand destruction. Conversely, the more defensive Consumer Staples and Health Care sectors outperformed during the second half and therefore year to date. While the Financial sector was the epicenter of the global crisis during the second half of the year, interestingly, it outperformed Energy and Materials, although ended the year as the worst performing sector.

2 Annual Report	December 31, 2008

Outlook

Having stabilized and improved somewhat from the panic-stricken levels of the fourth quarter, we believe equity markets now face at least two quarters of extreme weakness in growth and profitability. Economic leading indicators are in sharp decline, consensus GDP growth expectations have dipped in virtually every major economy worldwide, and earnings forecasts for the year ahead continue to plunge, falling by an estimated 9-10% in the month of December alone.

Invariably when cyclical prospects are at their worst, scenarios of severely aggravated cyclical weakness and/or secular decline gain credibility. These concerns help to suppress market confidence and raise questions about the viability of recovery prospects. It may be difficult for the markets to build on their recent gains until the scope of these uncertainties is contained.

On the other hand, we feel that the opportunities that markets present in recessions are becoming increasingly visible. Over the last fifty years in the U.S., for example, whenever economic leading indicators have fallen two standard deviations below trendline, forward equity market returns have averaged roughly 30%—and results are similar in other developed markets. Moreover, money market fund balances as a percent of equity values are at record highs, indicating significant potential allocation to equities.

The message of market fundamentals is equally ambivalent. In our opinion valuations remain reasonably attractive at 10x forward earnings for the MSCI All Country World Ex- U.S. Index (cheaper for emerging markets, more expensive for the U.S.), but the standards of value remain highly uncertain in the context of severe deterioration of earnings expectations and still-elevated corporate credit spreads. Calculated on the basis of aggregate analyst estimates, we expect corporate profits for listed companies outside the U.S. to be roughly flat for 2009. This outcome continues to appear optimistic, although the dramatic pace of estimate cuts may begin to slow as the worst of the revisions in the energy and financial sectors are absorbed. Meanwhile, the relationship between corporate and government interest rates remains far from normal, with only a slight moderation in risk aversion evident in the last six weeks. This distortion makes it even more difficult to assess equity market valuation, especially without the benchmarks of M&A and public offering activity for the markets to reference.

As a result, after the market’s tentative year end recovery rally, there are cross currents of perception influencing markets: recovery opportunities—driven by financial stabilization and economic stimulus—and reasonably favorable valuation and timing signals, counterbalanced by the uncertainties associated with the unprecedented aspects of this downturn.

The increased transperancy that investors are looking for in 2009 will come in four key areas: deleveraging and credit stability, consumer confidence and spending behavior, commodity pricing, and China’s cyclical outlook. These will be our key areas of cyclical focus in 2009, but after the wild thematic volatility of 2008, our sector positioning will at least begin the year in relatively neutral territory. Our stock selection strategy in an environment of continuing growth uncertainty will tend to focus on fundamental execution, financial strength, and sustainability of returns at the corporate level.

December 31, 2008	William Blair Funds 3

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

The Institutional International Growth Fund posted a (51.99)% decrease for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the MSCI All Country World (ACWI) Ex-U.S. IMI Index (net), declined (45.99)%.

The Fund underperformed the benchmark Index during 2008 due primarily to the third quarter and October, ending the strategy’s worst absolute and relative year in our history. As we stated in our third quarter review, as the correction unfolded during the third quarter, the Fund remained focused on the areas where we continued to see good balance sheets, strong execution and solid growth prospects, with substantial positions in companies exposed to emerging markets infrastructure growth, resource development, and industrialization, with secondary thematic interest in the emerging markets consumer. As the developed market growth outlook worsened in the third quarter, we maintained an exposure in high quality, well run companies exposed to areas where growth appeared to be resilient. In retrospect, we should have been more sensitive to the influence of macro-level signals on investor sentiment. In short, the macroeconomic environment outweighed corporate fundamentals, while positive earnings trends, a good long term predictor of stock price performance, broke down.

During the fourth quarter, the Fund underperformed due largely to October, as it was being repositioned away from global growth-oriented holdings to a more defensive structure. In particular, the Fund’s weighting and stock selection in Industrials was a primary detractor from results due to its exposure to alternative energy and infrastructure building in emerging markets. Energy stock selection was another key detractor from performance, due primarily to its focus on services companies, and concerns about earnings growth prospectively amidst a significant decline in energy prices and potential contract cancellations and delays, with smaller cap stocks hit the hardest. The Fund’s underweighting, compared to its benchmark, in Japan, which outperformed other regions during the quarter also detracted from performance. Mitigating these negative results was good stock selection in Consumer Discretionary across most developed regions coupled with an underweighting in Financials and Energy and overweighting in Telecommunication Services, Health Care and Consumer Staples.

As of year end, the Fund maintained a balanced structure between defensively oriented sectors such as Consumer Staples, 13.6%, Health Care, 10.9%, and to some extent Telecommunication Services, 6.9%, and more growth-oriented sectors such as Industrials, 15.3% and Information Technology, 4.4%. We increased the weighting in Financials from approximately 15% to 20% during the fourth quarter, with an increased focus on European insurers and to some extent capital markets companies, but in particular those with good balance sheets, solid competitive positioning amidst a changing landscape, and strong management teams with a history of execution. We also began increasing our underweighted Consumer Discretionary exposure late in the fourth quarter at the margin. Regionally, the Fund maintained higher weightings in Europe and the UK, but underweighted in Developed Asia. While the Fund’s emerging markets weighting of approximately 17% was similar to the MSCI ACWI Ex-U.S. IMI Index, its composition changed during the quarter, with a reduction in Emerging Markets Europe, Mid-East and Africa (EMEA) and increase in Emerging Asia, which has been a beneficiary of reduced energy/commodity prices.

4 Annual Report	December 31, 2008

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/08

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Growth Fund	(51.99)%	(11.11)%	0.37%	5.23%
MSCI AC World Ex-U.S. IMI Index (net)	(45.99)	(7.44)	2.61	7.54
MSCI AC World Ex-U.S. Index (gross)	(45.24)	(6.57)	3.00	7.81
(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index (gross) is an unmanaged index that includes developed and emerging markets and reduced Japanese portion.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI All Country World (ACW) Ex-U.S. (gross) to the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. IMI (net)represents a broader range of markets then the MSCI ACW Ex-U.S. (gross) and this range is more representative of the fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—37.7%
Austria—0.2%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	56,125	$1,748

Denmark—3.6%
Novo—Nordisk A/S (Pharmaceuticals)	520,425	26,845
Novozymes A/S (Chemicals)	72,037	5,777
*Vestas Wind Systems A/S (Electrical equipment)	54,225	3,191

		35,813

France—11.3%
Alstom S.A. (Electrical equipment)	238,221	14,197
April Group S.A. (Insurance)	90,745	2,317
AXA (Insurance)	716,611	16,085
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	266,099	9,427
Eurazeo (Diversified financial services)	48,365	2,275
Iliad S.A. (Diversified telecommunication services)	97,513	8,466
*Orpea (Health care providers & services)	100,519	3,640
Schneider Electric S.A. (Electrical equipment)	60,829	4,529
Total S.A. (Oil, gas, & consumable fuels)	132,548	7,287
Veolia Environnement (Multi-utilities)	644,161	20,319
Vinci S.A. (Construction & engineering)	91,162	3,847
Vivendi S.A. (Media)	619,836	20,203

		112,592

Germany—3.5%
Beiersdorf AG (Personal products)	162,265	9,611
CTS Eventim AG (Media)	78,762	2,702
E. ON AG (Electric utilities)	275,947	10,836
*Manz Automation AG (Semiconductors & semiconductor equipment)	15,085	889
*Q-Cells AG (Electrical equipment)	143,028	5,347
*Roth & Rau AG (Electronic equipment)	13,097	281
Solarworld AG (Electrical equipment)	100,144	2,241
*Wire Card AG (IT services)	545,750	3,189

		35,096

Ireland—1.0%
CRH plc (Construction materials)	143,536	3,690
*ICON plc—ADR (Life sciences tools & services)	243,933	4,803
United Drug plc (Health care providers & services)	476,118	1,476

		9,969

Italy—1.4%
Saipem SpA (Energy equipment & services)	706,562	12,051
Trevi Finanziaria SpA (Construction & engineering)	157,548	1,683

		13,734

Luxembourg—0.8%
Millicom International Cellular S.A.(Wireless telecommunication services)†	185,336	8,323

Issuer	Shares	Value

Common Stocks—Europe—37.7%—(continued)
Netherlands—0.8%
*Qiagen N.V. (Life sciences tools & services)	341,147	6,034
*Smartrac N.V. (Electronic equipment & instruments)	106,900	1,781

		7,815

Spain—3.4%
Banco Santander S.A. (Commercial banks)	1,294,070	12,502
Gamesa Corporacion Tecnologica S.A. (Electrical equipment)	158,777	2,895
Grifols S.A. (Biotechnology)	337,862	5,920
*Iberdrola Renovables S.A. (Independent power producers & energy traders)	1,810,491	7,893
Industria De Diseno Textil Inditex S.A. (Specialty retail)	96,129	4,281

		33,491

Sweden—0.4%
Hennes & Maurtiz AB, Class "B" (Specialty retail)	98,550	3,920

Switzerland—11.3%
*ABB, Ltd. (Electrical equipment)	1,274,960	19,443
*Actelion, Ltd. (Biotechnology)	155,819	8,815
Burckhardt Compression Holding AG (Machinery)	13,800	1,976
Credit Suisse Group AG (Capital markets)	206,026	5,774
Kuehne & Nagel International AG (Marine)	181,983	11,787
*Meyer Burger Technology AG (Machinery)	3,545	415
Nestle S.A. (Food products)	502,621	19,903
Partners Group Global Opportunities, Ltd. (Capital markets)	68,636	4,912
Roche Holdings, Ltd. AG (Pharmaceuticals)	115,787	17,926
SGS S.A. (Commercial services & supplies)	1,060	1,109
*Temenos Group AG (Software)	33,579	453
Zurich Financial Services (Insurance)	92,037	20,108

		112,621

United Kingdom—17.6%
Admiral Group plc (Insurance)	217,696	2,874
AMEC plc (Construction & engineering)	379,201	2,738
Amlin plc (Insurance)	1,651,207	8,583
Ashmore Group plc (Capital markets)	466,808	901
*Autonomy Corporation plc (Software)	583,692	8,122
BG Group plc (Oil, gas & consumable fuels)	817,644	11,317
*Blinkx plc (Internet software & services)	2,374,700	447
BlueBay Asset Management plc (Capital markets)	418,985	426
British American Tobacco plc (Tobacco)	577,800	15,073
Capita Group plc (Commercial services & supplies)	1,474,349	15,815
Chemring Group plc (Aerospace & defense)	121,683	3,440
Domino's Pizza UK & IRL plc (Hotels, restaurants, & leisure)	786,761	1,905
John Wood Group plc (Energy equipment & services)	632,313	1,725
Man Group plc (Capital markets)	1,962,646	6,752
Reckitt Benckiser plc (Household products)	447,052	16,751
Rolls-Royce Group plc (Aerospace & defense)	3,753,263	18,361

See accompanying Notes to Financial Statements.

6 Annual Report	December 31, 2008

Institutional International Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—17.6% —(continued)
Rotork plc (Electronic equipment & instruments)	441,500	$5,091
Serco Group plc (Commercial services & supplies)	789,022	5,165
Standard Chartered plc (Commercial banks)	1,338,789	17,131
Tullow Oil plc (Oil, gas & consumable fuels)	789,253	7,556
Ultra Electronic Holdings plc (Aerospace & defense)	186,776	3,071
Vodafone Group plc (Wireless telecommunication services)	6,595,886	13,506
VT Group plc (Aerospace & defense)	664,717	5,371
Wellstream Holdings plc (Energy equipment & services)	716,889	3,690

		175,811

Japan—9.4%
Aeon Mall Co., Ltd. (Real estate management & development)	246,200	4,759
FamilyMart Co., Ltd. (Food & staples retailing)	130,700	5,676
Fast Retailing Co., Ltd. (Specialty retail)	36,200	5,312
Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	93,500	3,822
Honda Motor Company, Ltd. (Automobiles)	325,800	6,939
Jupiter Telecommunications Co., Ltd. (Media)	12,604	13,119
Mitsubishi Estate Company, Ltd. (Real estate management & development)	624,000	10,308
Nintendo Co., Ltd. (Software)	18,900	7,223
Nitori Company, Ltd. (Specialty retail)	108,430	8,438
Point, Inc. (Specialty retail)	53,570	2,953
Seven Bank, Ltd. (Commercial banks)	1,289	4,927
So-net M3, Inc. (Health care technology)	1,051	3,602
Suruga Bank, Ltd. (Commercial banks)	1,100,000	10,928
Terumo Corporation (Health care equipment & supplies)	120,500	5,645

		93,651

Emerging Asia—9.0%
China—4.9%
China High Speed Transmission (Electrical equipment)	2,859,000	3,489
China Life Insurance Co., Ltd. (Insurance)	3,533,000	10,855
China Merchants Bank Co., Ltd. (Commercial banks)	1,906,000	3,566
China Oilfield Services Limited (Energy equipment & services)	3,468,000	2,831
China Overseas Land & Investment, Ltd. (Real estate management & development)	1,840,000	2,584
China Yurun Food Group Limited (Food products)	2,117,329	2,504
CNOOC Limited (Oil, gas & consumable fuels)	13,616,000	12,951
Li Ning Co., Ltd. (Leisure equipment & products)	2,353,500	3,708
*New Oriental Education & Techonolgy Group, Inc.—ADR (Diversified consumer services)	52,822	2,900
*SINA Corporation (Internet software & services)†	126,646	2,932
Tencent Holdings, Ltd. (Internet software & services)	125,400	815

		49,135

Issuer	Shares	Value

Common Stocks—Emerging Asia—9.0%—(continued)
India—2.7%
Asian Paints Limited (Chemicals)	161,866	$2,984
*Bharti Airtel, Ltd. (Wireless telecommunication services)	483,964	7,134
Educomp Solutions, Limited (Diversified consumer services)	44,984	2,236
*Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	472,850	2,904
Hindustan Unilever, Ltd. (Household products)	792,400	4,097
Housing Development Finance Corp. (Thrifts & mortgage finance)	93,249	2,854
Infosys Technologies Limited (IT services)	189,847	4,400
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	2,994	66

		26,675

Indonesia—0.4%
PT Bank Rakyat Indonesia (Commercial banks)	10,367,000	4,409

Malaysia—0.2%
KNM Group Bhd (Energy equipment & services)	8,158,000	964
Kuala Lumpur Kepong Bhd (Food products)	351,400	908

		1,872

South Korea—0.8%
*LG Household & Health Care, Ltd. (Household products)	29,791	4,540
*MegaStudy Co., Ltd. (Diversified consumer services)	21,600	3,198

		7,738

Asia—7.8%
Australia—5.8%
BHP Billiton Limited—ADR (Metals & mining)	569,620	12,101
Macquarie Bank, Ltd. (Capital markets)	201,596	4,091
QBE Insurance Group Limited (Insurance)	1,039,383	18,785
Woolworths Limited (Food & staples retailing)	1,117,573	20,838
WorleyParsons, Ltd. (Energy equipment & services)	227,180	2,266

		58,081

Hong Kong—0.7%
Noble Group Limited (Trading companies & distributors)	9,523,560	6,821

Singapore—1.3%
Olam International, Ltd. (Food & staples retailing)	5,833,400	4,703
Wilmar International, Ltd. (Food products)	4,468,000	8,754

		13,457

Canada—5.6%
Brookfield Asset Management, Inc., Class "A" (Real estate management & development)†	452,626	6,912
EnCana Corporation (Oil, gas, & consumable fuels)	158,680	7,321
Potash Corporation of Saskatchewan, Inc. (Chemicals)†	109,392	8,010

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value
Common Stocks—Canada—5.6%—(continued)
Rogers Communications, Inc., Class “B” (Wireless telecommunication services)	657,500	$19,488
Shoppers Drug Mart Corporation (Food & staples retailing)	375,300	14,608

		56,339

Emerging Latin America—3.5%
Brazil—2.6%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	385,700	2,003
BM&F Bovespa S.A. (Diversified financial services)	1,714,787	4,427
*BR Malls Participacoes S.A. (Real estate management & development)	665,100	2,595
*GP Investments, Ltd. (Diversified financial services)	626,100	1,447
*GVT Holding S.A. (Diversified telecommunication services)	349,100	3,798
*LLX Logistica S.A. (Transportation infrastructure)	1,162,800	753
*Lupatech S.A. (Machinery)	125,200	1,257
*MMX Mineracao e Metalicos S.A. (Metals & mining)	954,500	1,134
Natura Cosmeticos S.A. (Personal products)	157,100	1,279
Redecard S.A. (IT services)	586,800	6,467
SLC Agricola S.A. (Food products)	259,700	1,559

		26,719

Chile—0.0%
*Cencosud S.A.—ADR 144A (Specialty retail)	11,680	249

Colombia—0.1%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	469,000	832

Mexico—0.6%
Banco Compartamos S.A.B. de C.V. (Consumer finance)	1,019,000	1,840
*Desarrolladora Homex S.A.B. de C.V.—ADR (Household durables)	102,175	2,333
*Megacable Holdings S.A.B. de C.V. (Diversified telecommunication services)	1,418,500	1,890

		6,063

Peru—0.2%
Credicorp, Ltd. (Commercial banks)†	37,494	1,873

Common Stocks— Emerging Europe, Mid-East, Africa—3.1%
Egypt—0.4%
*ELSewedy Cables Holding Company (Electrical Equipment)	286,330	3,941

Israel—1.4%
Teva Pharmaceutical Industries, Ltd.—ADR (Phamaceuticals)	336,065	14,306

* Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

Issuer	Shares or Principal Amount	Value
South Africa—0.8%
MTN Group, Ltd. (Wireless telecommunication services)	467,073	$5,507
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	229,085	2,663

		8,170

United Arab Emirates—0.5%
DP World, Ltd. (Marine)†	11,849,610	4,621

Total Common Stock—93.7% (cost $1,175,744)		935,885

Preferred Stock
Brazil—1.2%
Banco Sofisa S.A. (Commercial banks)	439,900	679
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,063,900	10,420

Total Preferred Stock—1.2% (cost $14,342)		11,099

Exchange-Traded Funds
China—1.7%
iShares FTSE/Xinhua A50 China Tracker	8,281,500	8,933
*World Index Shares ETFs—CSI China Tracker	3,042,200	7,607

		16,540

Total Exchange-Traded Funds—1.7.% (cost $17,029)		16,540

Investment in Rights
China Overseas Land & Investment, Ltd. (Real estate management & development)	73,600	27

Total Investment in Rights—0.0% (cost $0)		27

Investment in Affiliate
William Blair Ready Reserves Fund	12,527,703	12,528

Total Investment in Affiliate—1.2% (cost $12,528)		12,528

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.321% due 1/2/09	$100	100

Total Short-term Investments—0.0% (cost $100)		100

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08, due 1/2/09, repurchase price $20,571, collateralized by FHLMC, 5.625% due 11/23/35	20,571	20,571

Total Repurchase Agreement—2.1% (cost $20,571)		20,571

Total Investments—99.9% (cost $1,240,314)		996,750
Cash and other assets, less liabilities—0.1%		1,516

Net assets—100.0%		$998,266

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2008

Institutional International Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

At December 31, 2008 the Fund's Portfolio of Investments includes the following industry categories:

Financials	20.6%
Industrials	15.3%
Consumer Staples	13.6%
Health Care	11.0%
Consumer Discretionary	9.1%
Energy	8.9%
Telecommunication Services	6.9%
Utilities	5.0%
Information Technology	4.4%
Materials	3.5%
Exchange-Traded Funds	1.7%

Total	100.0%

At December 31, 2008 the Fund's Portfolio of Investments includes the following currency categories:

Euro	21.8%
British Pound Sterling	18.3%
Swiss Franc	11.7%
Japanese Yen	9.7%
Hong Kong Dollar	6.2%
Australian Dollar	6.0%
United States Dollar	5.9%
Canadian Dollar	4.4%
Brazilian Real	3.9%
Danish Krone	3.7%
Indian Rupee	2.8%
Singapore Dollar	2.1%
South African Rand	0.9%
South Korean Won	0.8%
All other currencies	1.8%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 9

W. George Greig

David Merjan

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World Ex-U.S. IMI Index (net).

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Institutional International Equity Fund posted a (49.57)% decrease for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined (45.99)%.

The Fund underperformed the Index during 2008, due largely to performance during the third quarter. As the correction unfolded during the third quarter, the Fund remained focused on the areas where we continued to see good balance sheets, strong execution and solid growth prospects, with substantial positions in companies exposed to emerging markets infrastructure growth, resource development, and industrialization, with secondary thematic interest in the emerging markets consumer. As the developed market growth outlook worsened in the third quarter, we maintained an exposure in high quality, well run companies exposed to areas where growth appeared to be resilient. In retrospect, we should have been more sensitive to the influence of macro-level signals on investor sentiment. In short, the macroeconomic environment led corporate fundamentals, while positive earnings trends, a good long-term predictor of stock price performance, broke down.

Fourth quarter absolute performance results were disappointing, due to a negative equity market overall. Relative results benefited from Consumer Discretionary, Information Technology and Telecommunication Services stock selection, coupled with sector positioning. Within Consumer Discretionary, the Fund’s Europe Ex-U.K. and Developed Asian holdings added while Information Technology stocks added value across regions. Telecommunication Services stock selection was positively impacted by Iliad S.A. and Rogers Communications, Inc. Stock selection added value across most regions as well. Negatively impacting performance was Consumer Staples, Energy, Industrials and Materials stock selection, along with the weak equity markets in general.

We began to become more defensive in our developed markets positioning during the third quarter by decreasing exposure to consumer, auto, mining, and select Financials and increasing exposure in Health Care and Utilities—but we also maintained exposure to those companies geared towards emerging markets growth. This transition did not occur overnight amidst wide intraday equity market swings and overall volatility. Instead, we attempted to use the volatility to our trading advantage in securing better prices for new and additions to existing positions, while using positive volatility to reduce exposure to global growth within the Fund. This transition was generally finished by the end of October and results in November and December reflected a strategy more geared towards a global slowdown.

As of year end, the Fund maintained a balanced structure between defensively oriented sectors such as Consumer Staples, 13.4%, Healthcare, 14.6%, and to some extent Telecommunication Services, 7.9% and more growth oriented sectors such as Industrials, 15.8%. We increased the weighting in Financials slightly to 17.5% during the fourth quarter, with an increased focus on European insurers and to some extent capital markets companies, but in particular those with good balance sheets, solid competitive positioning amidst a changing landscape, and strong management teams with a history of execution. We also began increasing our underweighted Consumer Discretionary exposure late in the fourth quarter. Regionally, the Fund maintained higher weightings in Europe and the U.K., but underweighted in Developed Asia. While the Fund’s emerging markets weighting of approximately 19% was similar to the All Country World Index (ACWI) Ex-U.S. IMI Index, it increased from September 30, when it approximated 16%, with an increase in Asia and Latin America.

10 Annual Report	December 31, 2008

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	Since Inception(a)
Institutional International Equity Fund	(49.57)%	(10.47)%	(3.46)%
MSCI AC World Ex-U.S. IMI Index (net)	(45.99)	(7.44)	(0.76)
MSCI AC World Ex-U.S. Index (gross)	(45.24)	(6.57)	(0.23)
(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index (gross) is an unmanaged index that includes developed and emerging markets and reduced Japanese portion.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI All Country World (ACW) Ex-U.S. (gross) to the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. IMI (net)represents a broader range of markets then the MSCI ACW Ex-U.S. (gross) and this range is more representative of the fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 11

Institutional International Equity Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—37.0%
Denmark—3.0%
Novo Nordisk A/S (Pharmaceuticals)	194,007	$10,008
*Vestas Wind Systems A/S (Electrical equipment)	16,001	941

		10,949

France—6.7%
Alstom S.A. (Electrical equipment)	99,626	5,937
AXA (Insurance)	251,031	5,635
Eurazeo (Diversified financial services)	41,175	1,936
Iliad S.A. (Diversified telecommunication services)	41,372	3,592
Veolia Environnement (Multi-utilities)	222,279	7,011

		24,111

Germany—3.4%
Beiersdorf AG (Personal products)	95,053	5,630
E. ON AG (Electric utilities)	167,501	6,577

		12,207

Ireland—0.5%
*Ryanair Holdings Plc—ADR (Airlines)	61,182	1,779

Italy—1.9%
Saipem SpA (Energy equipment & services)	397,237	6,775

Netherlands—1.1%
*Qiagen N.V. (Life sciences tools & services)	224,509	3,971

Spain—4.3%
Banco Santander S.A. (Commercial banks)	612,443	5,917
*Iberdrola Renovables (Independent power producers & energy traders)	1,103,025	4,809
Industria De Diseno Textile Inditex S.A. (Specialty retail)	107,534	4,788

		15,514

Switzerland—16.1%
*ABB, Ltd. (Electrical equipment)	546,573	8,335
*Actelion (Biotechnology)	78,126	4,420
Credit Suisse Group AG (Capital markets)	132,099	3,702
Nestle S.A. (Food products)	298,753	11,830
Roche Holdings, Ltd. AG (Pharmaceuticals)	69,575	10,772
SGS S.A. (Commercial services & supplies)	4,276	4,472
Synthes, Inc. (Health care equipment & supplies)	42,483	5,387
Zurich Financial Services (Insurance)	41,331	9,030

		57,948

United Kingdom—21.0%
AMEC plc (Construction & engineering)	263,740	1,904
Amlin plc (Insurance)	177,679	924
*Autonomy Corporation plc (Software)	255,579	3,556
BAE Systems plc (Aerospace & defense)	1,661,036	9,040
BG Group plc (Oil, gas & consumable fuels)	651,906	9,023
British Sky Broadcasting Group plc (Media)	610,602	4,312
Capita Group plc (Commercial services & supplies)	643,476	6,903
Petrofac Limited (Energy equipment & services)	244,268	1,223
Reckitt Benckiser plc (Household products)	256,440	9,609
Rolls-Royce Group plc (Aerospace & defense)	1,624,193	7,945
Rotork plc (Electronic equipment & instruments)	131,272	1,514
Standard Chartered plc (Commercial banks)	450,857	5,769
Tullow Oil plc (Oil, gas & consumable fuels)	579,785	5,551
Vodafone Group plc (Wireless telecommunication services)	4,143,627	8,485

		75,758

Issuer	Shares	Value

Japan—8.9%
Aeon Mall Co., Ltd. (Real estate management & development)	151,400	$2,927
Fast Retailing Co., Ltd. (Specialty retail)	19,400	2,847
Jupiter Telecommunications Co., Ltd. (Media)	8,202	8,537
Nintendo Co., Ltd. (Software)	30,000	11,464
Suruga Bank, Ltd. (Commercial banks)	187,000	1,858
Terumo Corporation (Health care equipment & supplies)	95,500	4,474

		32,107

Emerging Asia—7.7%
China—3.7%
China Life Insurance Company, Ltd. (Insurance)	1,580,000	4,855
China Merchants Bank Co., Ltd (Commercial banks)	1,590,500	2,976
China Oilfield Services (Energy equipment & services)	2,744,000	2,240
CNOOC Limited (Oil, gas & consumable fuels)	3,441,000	3,273

		13,344

India—3.4%
*Bharti Airtel, Ltd. (Wireless telecommunication services)	331,331	4,884
Infosys Technologies Limited (IT services)	183,683	4,257
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	2,210	49
Vedanta Resources plc (Metals & mining)	331,256	2,974

		12,164

Indonesia—0.6%
PT Bank Rakyat Indonesia (Commercial banks)	5,311,000	2,259

Emerging Europe, Mid-East, Africa—7.2%
Czech Republic—0.9%
CEZ (Electric utilities)	77,096	3,297

Israel—3.4%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	283,376	12,063

South Africa—2.3%
MTN Group, Ltd. (Wireless telecommunication services)	433,557	5,112
Naspers, Ltd. (Media)	177,300	3,207

		8,319

United Arab Emirates—0.6%
Aldar Properties PJSC (Real estate management & development)	679,300	730
DP World, Ltd. (Marine) †	3,858,501	1,505

		2,235

Asia—6.2%
Australia—5.7%
BHP Billiton Limited—ADR (Metals & mining)	68,057	2,920
Macquarie Bank, Ltd. (Capital markets)	105,928	2,150
QBE Insurance Group Limited (Insurance)	374,423	6,767
Woolworths Limited (Food & staples retailing)	408,460	7,616
WorleyParsons, Ltd. (Energy equipment & services)	110,112	1,098

		20,551

See accompanying Notes to Financial Statements.

12 Annual Report	December 31, 2008

Institutional International Equity Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Asia—6.2%—(continued)
Hong Kong—0.5%
Noble Group Limited (Trading companies & distributors)	2,303,000	$1,650

Canada—5.0%
Canadian National Railway Company (Road & rail) †	145,770	5,359
Rogers Communications, Inc., Class “B” (Wireless telecommunication services)	186,900	5,539
Shoppers Drug Mart Corporation (Food & staples retailing)	181,800	7,076

		17,974

Emerging Latin America—3.1%
Brazil—1.2%
BM&F Bovespa S.A. (Diversified financial services)	560,071	1,446
*LLX Logistica S.A. (Transportation infrastructure)	108,100	70
*MMX Mineracao e Metalicos S.A. (Metals & mining)	138,200	164
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	66,896	1,638
Weg S.A. (Machinery)	205,700	1,103

		4,421

Chile—0.0%
Cencosud S.A.—ADR 144A (Specialty retail)	3,527	75

Mexico—1.3%
Wal-Mart de Mexico Sab de C.V. (Food & staples retailing)	1,814,200	4,847

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. Listed Foreign Common Stock

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—3.1%—(continued)
*Peru—0.6%
Credicorp, Ltd. (Commercial banks) †	42,800	$2,138

Total Common Stock—96.1% (cost $413,652)		346,456

*Preferred Stocks
Brazil—0.8%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	285,800	2,799
Total Preferred Stocks—0.8% (cost $2,842)		2,799

Investment in Affiliate
William Blair Ready Reserves Fund	4,949,439	4,949

Total Investment in Affiliate—1.4% (cost $4,949)		4,949

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08, due 1/2/09, repurchase price $813, collateralized by FHLMC, 5.625% due 11/23/35	$813	813

Total Repurchase Agreement—0.2% (cost $813)		813

Total Investments—98.5% (cost $422,256)		355,017
Cash and other assets, less liabilities—1.5%		5,434

Net assets—100.0%		$360,451

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 13

Institutional International Equity Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

At December 31, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	17.5%
Industrials	15.8%
Health Care	14.6%
Consumer Staples	13.4%
Energy	10.2%
Telecommunication Services	7.9%
Consumer Discretionary	6.8%
Utilities	6.2%
Information Technology	5.9%
Materials	1.7%

Total	100.0%

At December 31, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	22.5%
Euro	17.9%
Swiss Franc	16.6%
Japanese Yen	9.2%
U.S. Dollar	7.0%
Australian Dollar	5.9%
Hong Kong Dollar	3.8%
Canadian Dollar	3.6%
Danish Krone	3.1%
Indian Rupee	2.6%
South African Rand	2.4%
Brazilian Real	1.6%
Singapore Dollar	0.5%
All other currencies	3.2%

Total	100.0%

See accompanying Notes to Financial Statements.

14 Annual Report	December 31, 2008

Jeffery A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

The International Small Cap Growth Fund posted a (51.53)% decrease (Institutional Class) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), declined (50.23)%.

The Fund underperformed the benchmark Index during 2008, due to fourth quarter results as the Fund added value during the first nine months. While stock selection was strong across most sectors during the first nine months of the year and the Fund benefited from Japanese, Canadian, and European stock selection, during the fourth quarter, its Energy weighting and performance, along with select Health Care company performance were the primary detractors from fourth quarter results.

Within Energy, services companies, which had benefited from more stable earnings growth through long-term contracts, had earnings called into question due to concerns about delays and/or cancellations of contracts amidst the severe energy/commodity price declines. While we decreased exposure to Energy during the quarter, a higher weighting in October was also detrimental to absolute and relative performance. Within Health Care, several of our generics holdings underperformed due to company-specific issues, as well as those that were hampered by concerns of general biotech and pharmaceutical spending.

As of yearend, the Fund maintained a balanced structure between defensively oriented sectors such as Health Care, 19.9%, and more growth oriented sectors such as Industrials, 17.9%, and Information Technology, 12.9%. We decreased the Energy weightings from approximately 12% to 4% during the fourth quarter, due to concerns about energy capital spending and outlook, and remained underweighted in Financials with approximately 16% invested in these holdings. The Fund’s weighting in emerging markets approximated 20% of the Fund, up from approximately 14.5% as of September 30, with the biggest increase in emerging Asia, which has benefited from weakness in commodity and energy prices, along with a loosening monetary policy and reduction in inflationary concerns.

December 31, 2008	William Blair Funds 15

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	Since Inception(a)
International Small Cap Growth Fund Institutional Class	(51.53)%	(12.71)%	(8.95)%
MSCI AC World Ex-U.S. Small Cap Index (net)	(50.23)	(11.29)	(7.91)
MSCI World Ex-U.S. Small Cap Index (gross)	(47.79)	(13.45)	(9.92)
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Small Cap Index (gross) is an unmanaged index that is designed to measure equity performance of small cap stocks in developed and emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI World Ex-U.S. Small Cap Index (gross) to the MSCI All Country World (ACW) Ex-U.S. Small Cap Index (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. Small Cap Index (net) represents a broader range of markets then the MSCI World Ex-U.S. Small Cap Index (gross) and this range is more representative of the fund’s investment strategy. Secondly, the net indices reflect the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is a non-resident institutional investors.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

16 Annual Report	December 31, 2008

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—32.8%
Austria—0.4%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	35,905	$1,118

Denmark—3.2%
Novozymes A/S (Chemicals)	117,928	9,458

France—7.3%
April Group S.A. (Insurance)	82,864	2,116
EDF Energies Nouvelles S.A. (Independent power providers & energy trader)	182,825	6,477
*Gemalto NV (Computers & peripherals)	109,451	2,754
*Orpea (Heath care providers & services)	191,818	6,945
*UbiSoft Entertainment S.A. (Software)	151,543	2,973

		21,265

Germany—6.4%
CTS Eventim AG (Media)	138,275	4,744
*Manz Automation AG (Semiconductors & semiconductor equipment)	12,539	739
*Roth & Rau AG (Electronic equipment)	31,959	685
Solarworld AG (Electrical equipment)	146,388	3,276
Strada Arzneimittel AG (Pharmaceuticals)	162,598	4,671
*Wire Card AG (IT services)	760,808	4,446

		18,561

Greece—1.3%
Fourlis Holdings S.A. (Household durables)	85,528	596
Jumbo S.A. (Leisure equipment & products)	546,928	3,305

		3,901

Ireland—2.7%
*ICON plc—ADR (Life science tools & services)	226,758	4,465
*Norkom Group plc (Software)	638,104	443
United Drug plc (Heath care providers & services)	974,012	3,018

		7,926

Italy—0.5%
Trevi Finanziaria SpA (Construction & engineering)	139,088	1,486

Netherlands—4.5%
*Qiagen N.V. (Life sciences tools & services)	660,288	11,678
*Smartrac N.V. (Electronic equipment & instruments)	92,544	1,542

		13,220

Spain—2.9%
Grifols S.A. (Biotechnology)	432,388	7,576
Tecnicas Reunidas S.A. (Construction & engineering)	33,194	877

		8,453

Switzerland—3.6%
Acino Holding AG (Pharmaceuticals)	3,666	798
*Meyer Burger Technology AG (Machinery)	7,513	879
Partners Group Global Opportunities, Ltd. (Capital markets)	96,096	6,878
*Temenos Group AG (Software)	133,022	1,795

		10,350

Issuer	Shares	Value

Common Stocks—Europe—32.8%—(continued)
Japan—18.5%
Aeon Delight Co., Ltd. (Commercial services & supplies)	52,000	$1,508
Aeon Mall Co., Ltd. (Real estate management & development)	312,100	6,033
Capcom Co., Ltd. (Software)	151,600	3,430
EPS Co., Ltd. (Life sciences tools & services)	319	1,373
FamilyMart Co., Ltd. (Food & staples retailing)	248,000	10,770
Gourmet Navigator Incorporated (Internet software & services)	247	663
Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	70,000	2,861
Nitori Company, Ltd. (Specialty retail)	109,300	8,506
Point, Inc. (Specialty retail)	64,700	3,566
Seven Bank, Ltd. (Commercial banks)	2,954	11,291
So-net M3, Inc. (Health care technology)	778	2,666
Suruga Bank, Ltd. (Commercial banks)	120,200	1,194

		53,861

United Kingdom—18.3%
Admiral Group plc (Insurance)	215,442	2,844
Amlin plc (Insurance)	1,508,610	7,842
*Autonomy Corporation plc (Software)	404,700	5,631
Aveva Group plc (Software)	219,215	1,825
*Blinkx plc (Internet software & services)	4,235,401	797
*Ceres Power Holdings plc (Electrical equipment)	704,843	835
Chemring Group plc (Aerospace & defense)	151,831	4,293
*Climate Exchange plc (Diversified financial services)	95,696	1,218
Connaught plc (Real estate management & development)	244,500	1,238
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	691,464	1,674
Petrofac, Ltd. (Energy equipment & services)	558,951	2,798
Rotork plc (Electronic equipment & instruments)	134,455	1,550
Serco Group plc (Commercial services & supplies)	1,534,091	10,042
Spice plc (Commercial services & supplies)	535,380	643
Ultra Electronic Holdings plc (Aerospace & defense)	251,854	4,141
VT Group plc (Aerospace & defense)	585,560	4,731
Wellstream Holdings plc (Energy equipment & services)	265,965	1,369

		53,471

Emerging Asia—10.4%
China—6.1%
*Baidu.com, Inc.—ADR (Internet software & services)	46,095	6,019
China High Speed Transmission (Electrical equipment)	3,711,000	4,528
Golden Eagle Retail Group, Ltd. (Multiline retail)	2,586,000	1,820
Li Ning Co., Ltd. (Leisure equipment & products)	781,873	1,232
* SINA Corporation (Internet software & services)†	61,508	1,424
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,768,800	2,692

		17,715

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 17

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks-Emerging Asia—10.4%—(continued)
India—3.1%
Educomp Solutions, Limited (Diversified consumer services)	73,352	$3,647
* Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	633,895	3,894
Lupin, Limited (Pharmaceuticals)	120,420	1,532

		9,073

South Korea—1.2%
Taewoong Co., Ltd. (Machinery)	58,337	3,601

Emerging Europe, Mid-East, Africa—4.6%
Egypt—1.4%
* ELSewedy Cables Holding Company (Electrical equipment)	187,189	2,577
* Ghabbour Auto (Machinery)	152,300	463
* Orascom Development Holding AG (Hotels, restaurants & leisure)	28,373	916

		3,956

South Africa—2.3%
* Aspen Pharmacare Holdings, Limited (Pharmaceuticals)	425,588	1,553
Shoprite Holdings, Limited (Food & staples retailing)	629,998	3,623
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	126,092	1,466

		6,642

United Arab Emirates—0.9%
Arabtec Holding Company (Construction & engineering)	3,187,304	1,982
* National Central Cooling Company (Building products)	5,546,639	793

		2,775

Canada—4.0%
Canadian Western Bank (Commercial banks)	223,000	2,236
*Consolidated Thompson Iron Mines, Limited (Metals & mining)	519,378	396
Tim Hortons, Inc. (Hotels, restaurants & leisure)	208,479	5,892
*TriStar Oil & Gas, Ltd. (Oil, gas & consumable fuels)	348,568	3,222

		11,746

Emerging Latin America—3.9%
Brazil—3.5%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	210,003	1,091
*BR Malls Participacoes S.A. (Real estate management & development)	276,300	1,078
*GVT Holding S.A. (Diversified telecommunication services)	367,744	4,001

* Non-income producing securities

†= U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

Issuer	Shares or Principal Amount	Value

Emerging Latin America—3.9%—(continued)
Brazil—(continued)
*Lupatech S.A. (Machinery)	144,205	$1,448
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	135,500	456
SLC Agricola S.A. (Food products)	369,300	2,217

		10,291

Columbia—0.4%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	642,741	1,140

Asia—3.3%
Australia —1.0%
JB Hi-Fi Limited (Specialty retail)	445,980	3,035

Singapore —2.3%
Olam International, Ltd. (Food & staples retailing)	3,593,700	2,897
Raffles Education Corp., Ltd. (Diversified consumer services)	9,581,000	3,795

		6,692

Total Common Stock—95.8% (cost $380,946)		279,736

Investment in Affiliate
William Blair Ready Reserves Fund	3,286,638	3,287

Total Investment in Affiliate—1.1% (cost $3,287)		3,287

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 3.559%, due 1/2/09	$6,500	6,500

Total Short-term Investments—2.2% (cost $6,500)		6,500

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08 due 1/2/09, repurchase price $5,382, collateralized by FHLMC, 5.625%, due 11/23/35	5,382	5,382

Total Repurchase Agreement—1.8% (cost $5,382)		5,382

Total Investments—100.9% (cost $396,115)		294,905
Liabilities, plus cash and other assets—(0.9)%		(2,917)

Net assets—100.0%		$291,988

See accompanying Notes to Financial Statements.

18 Annual Report	December 31, 2008

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

At December 31, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Health Care	19.9%
Industrials	17.9%
Consumer Discretionary	15.7%
Financials	15.6%
Information Technology	12.9%
Consumer Staples	7.0%
Energy	3.8%
Materials	3.5%
Utilities	2.3%
Telecommunication Services	1.4%

Total	100.0%

At December 31, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	25.5%
Japanese Yen	19.3%
British Pound Sterling	19.1%
Canadian Dollar	4.6%
U.S. Dollar	4.2%
Swiss Franc	4.0%
Brazilian Real	3.7%
Hong Kong Dollar	3.7%
Danish Krone	3.4%
Indian Rupee	3.2%
Singapore Dollar	2.4%
South African Rand	2.4%
South Korean Won	1.3%
Egyptian Pound	1.1%
Australian Dollar	1.1%
UAE Dirham	1.0%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 19

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Emerging Markets Growth Fund posted a (61.51)% decrease (Institutional Class) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), declined (53.78)%.

The Fund underperformed the benchmark Index during 2008 and during the fourth quarter, ending the strategy’s worst absolute and relative year in our history. In what turned out to be a boom-bust emerging markets environment, where corporate fundamentals lagged macroeconomic effects and often times did not matter in overall stock performance, we suffered an extremely disappointing year. Underperformance in 2008 was largely due to significant underperformance in the Fund’s Financials holdings (and the overweighting during the first quarter), first in real estate and small cap Brazil and India during the first quarter, then the impact of small cap Russian Financials during the third quarter. In addition, the Fund’s agriculture related holdings within the Consumer Staples sector hampered full year results (despite adding value during the first half of the year), as well as the weighting and stock selection in Consumer Discretionary (small cap Brazil and select Eastern European holdings). Adding to results during 2008 was the Fund’s underweighting and stock selection in Energy, along with the underweighted Materials sector and Industrials stock selection.

During the fourth quarter, the Fund lagged the Index, due largely to the higher weighting in Middle Eastern Industrials companies, coupled with performance and weighting of the Fund’s Indian generic healthcare holdings. Adding to relative results was the Fund weighting and stock selection in Energy, particularly in Asia, along with Telecommunication Services stock selection, due largely to good performance in Asia and Emerging Markets Europe, Mid-East and Africa (EMEA). Moreover, the Fund’s underweighting in Materials and Information Technology and overweighting in Health Care also added to fourth quarter relative results.

As of year end, the Fund maintained a balanced structure between defensively oriented sectors such as Consumer Staples, 17.4%, Health Care, 6.7%, and to some extent, Telecommunication Services, 10.7%, and more growth oriented sectors such as Industrials, 13.3%. We increased the weighting in Financials to 17.7% from approximately 13% during the fourth quarter, primarily in Asia, which have benefited from an easing monetary policy environment, government stimulus, and that have generally been unaffected by asset quality concerns. We also further decreased our underweighted Energy position from 13% to 9%. Regionally, the Fund remained underweighted in Asia, due largely to Korean and Taiwanese weightings, although the weighting increased from approximately 37% as of September 30 to 43%. Conversely, exposure to EMEA (particularly the Middle East and Russia) and Latin America was reduced.

20 Annual Report	December 31, 2008

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	3 Year	Since Inception(a)
Emerging Markets Growth Fund Institutional Class	(61.51)%	(9.69)%	1.43%
MSCI Emerging Markets IMI Index (net)	(53.78)	(5.22)	2.54
MSCI Emerging Markets Index (gross)	(53.18)	(4.62)	3.25
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is an index that is designed to measure equity performance in the global emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI Emerging Markets Index (gross) to the MSCI Emerging Markets Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI Emerging Markets IMI (net) represents a broader range of markets then the MSCI Emerging Markets Index (gross) and this range is more representative of the fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2008	William Blair Funds 21

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—42.9%
China—19.5%
*Baidu.com, Inc.—ADR (Internet software & services)	57,129	$7,459
Belle International Holdings Limited (Specialty retail)	7,792,200	3,457
China High Speed Transmission (Electrical equipment)	4,608,000	5,623
China Life Insurance Co., Ltd. (Insurance)	3,722,000	11,436
China Merchants Bank Co., Ltd. (Commercial banks)	3,739,000	6,996
China Mobile, Ltd. (Wireless telecommunication services)	1,233,800	12,518
China Oilfield Services Limited (Energy equipment & services)	1,000	1
China Vanke Co., Ltd. (Real estate management & development)	6,365,543	4,936
China Yurun Food Group Limited (Food products)	2,401,419	2,841
CNOOC Limited (Oil, gas & consumable fuels)	11,501,000	10,940
Golden Eagle Retail Group, Ltd. (Multiline retail)	2,757,000	1,940
Li Ning Co., Ltd. (Leisure equipment & products)	1,294,500	2,040
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,508,700	2,296
*SINA Corporation (Internet software & services)†	79,593	1,843
Tencent Holdings, Ltd. (Internet software & services)	160,200	1,041

		75,367

India—16.2%
Asian Paints Limited (Chemicals)	53,556	987
*Bharti Airtel, Ltd. (Wireless telecommunication services)	639,409	9,425
*Cairn India, Ltd. (Oil, gas & consumable fuels)	2,679,749	9,545
Educomp Solution, Limited (Diversified consumer services)	55,837	2,776
*Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	724,980	4,453
Hindustan Unilever, Ltd. (Household products)	2,863,140	14,803
Housing Development Finance Corp. (Thrifts & mortgage finance)	178,656	5,467
Infosys Technologies Limited (IT services)	233,012	5,400
Larsen & Toubro, Ltd. (Construction & engineering)	451,020	7,211
Shoppers’ Stop, Ltd. (Multiline retail)	261,960	945
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	65,336	1,437

		62,449

Indonesia—2.2%
PT Bank Rakyat Indonesia (Commercial banks)	13,131,500	5,584
*PT London Sumatra Indonesia (Food products)	8,121,000	2,221
PT Unilever Indonesia Tbk (Household products)	1,133,000	821

		8,626

Issuer	Shares	Value

Common Stocks—Emerging Asia—42.9%—(continued)
Malaysia—0.1%
KNM Group Bhd (Energy equipment & services)	3,282,300	$388

South Korea—2.9%
*LG Household & Health Care, Ltd. (Household products)	27,913	4,254
*Megastudy Co., Ltd. (Diversified consumer services)	18,515	2,741
Taewoong Co., Ltd. (Machinery)	67,687	4,179

		11,174

Taiwan—1.7%
Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	1,877,069	3,003
MediaTek Inc. (Semiconductors & semiconductor equipment)	531,000	3,591

		6,594

Thailand—0.3%
Minor International PCL (IT services)	4,434,900	1,007

Emerging Europe, Mid-East, Africa—25.9%
Czech Republic—1.2%
CEZ (Electric utilities)	108,887	4,657

Egypt—3.0%
*ELSewedy Cables Holding Company (Electrical equipment)	357,179	4,916
Orascom Construction Industries (Construction & engineering)	217,012	5,525
*Orascom Hotels and Development (Hotels, restaurants & leisure)	38,542	1,244

		11,685

Israel—5.1%
Israel Chemicals Limited (Chemicals)	676,966	4,736
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	346,726	14,760

		19,496

Russia—1.0%
*Magnit—CLS (Multiline retail)†	93,787	1,509
*X5 Retail Group N.V.—GDR (Food & staples retailing)	267,900	2,326

		3,835

South Africa—7.7%
*Aspen Pharmacare Holdings, Limited (Pharmaceuticals)	589,400	2,151
MTN Group, Ltd. (Wireless telecommunication services)	966,900	11,400
Naspers, Ltd. (Media)	537,000	9,715
Shoprite Holdings, Limited (Food & staples retailing)	712,039	4,095
Wilson Bayly Holmes-Ovcon, Limited (Construction & engineering)	183,503	2,133

		29,494

See accompanying Notes to Financial Statements.

22 Annual Report	December 31, 2008

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—25.9%—(continued)
Turkey—3.7%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	173,622	$3,652
Coca Cola Icecek A.S. (Beverages)	544,000	2,261
*Turkiye Garanti Bankasi A.S. (Commercial banks)	4,886,919	8,412

		14,325

United Arab Emirates—4.2%
Aldar Properties PJSC (Real estate management & development)	2,999,588	3,221
Arabtec Holding Company (Construction & engineering)	7,717,878	4,800
DP World, Ltd. (Marine)†	18,661,225	7,278
*National Central Cooling Company (Building products)	6,956,564	994

		16,293

Emerging Latin America—24.4%
Brazil—15.3%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	260,300	1,352
*BR Malls Participacoes S.A. (Real estate management & development)	473,000	1,846
Companhia Vale Do Rio Doce—ADR (Metals & mining)	1,143,469	13,847
*GP Investments, Ltd. (Diversified financial services)	863,600	1,996
*GVT Holding S.A. (Diversified telecommunication services)	579,200	6,301
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	383,115	2,136
*Lupatech S.A. (Machinery)	226,000	2,269
Natura Cosmeticos S.A. (Personal products)	243,100	1,980
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,523,180	14,918
Redecard S.A. (IT services)	660,700	7,281
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	344,800	1,161
SLC Agricola S.A. (Food products)	440,700	2,646
Totvs S.A. (Software)	67,000	1,063

		58,796

Chile—1.0%
S.A.C.I. Falabella S.A. (Multiline retail)	1,485,062	3,915

Mexico—7.1%
*Desarrolladora Homex S.A.B. de C.V.—ADR (Household durables)	168,348	3,843
Fomento Economico Mexicano S.A.B.—ADR (Beverages)	339,333	10,224
*Megacable Holdings S.A.B. de C.V. (Diversified telecommunication services)	1,158,400	1,543

* Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—24.4%—(continued)
Mexico—(continued)
*Promotora Ambiental S.A.B. de C.V. (Commercial services & supplies)**	1,114,350	$836
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	4,134,500	11,046

		27,492

Peru—1.0%
Credicorp, Ltd. (Commercial banks)†	78,355	3,915

Total Common Stock—93.2% (cost $541,784)		359,508

Preferred Stock
Brazil—3.2%
All America Latin Logistica (Road & rail)	879,200	3,770
Banco Itau Holding Financeira S.A. (Commercial banks)	679,600	7,606
Banco Sofisa S.A. (Commercial banks)	637,600	985

		12,361

Total Preferred Stock—3.2% (cost $20,236)		12,361

Investment in Affiliate
William Blair Ready Reserves Fund	2,065,261	2,065

Total Investment in Affiliate—0.5% (cost $2,065)		2,065

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.321%, due 1/2/09	$1,000	1,000
Prudential Funding Demand Note, VRN 0.001%, due 1/2/09	50	50

Total Short-Term Investments—0.3% (cost $1,050)		1,050

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08 due 1/2/09, repurchase price $8,015, collateralized by FHLMC, 5.625%, due 11/23/35	8,015	8,015

Total Repurchase Agreement—2.1% (cost $8,015)		8,015

Total Investments—99.3% (cost $573,150)		382,999
Cash and other assets, less liabilities—0.7%		2,589

Net assets—100.0%		$385,588

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 23

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

**Fair valued pursuant to Valuation Procedures adopted by Board of Trustees. This holding represents 0.22% of the Fund’s net assets at December 31, 2008. This security was also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	17.7%
Consumer Staples	17.4%
Industrials	13.3%
Telecommunication Services	10.7%
Consumer Discretionary	9.8%
Energy	9.6%
Information Technology	8.2%
Health Care	6.7%
Materials	5.3%
Utilities	1.3%

Total	100.0%

At December 31, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	18.8%
Hong Kong Dollar	17.8%
Indian Rupee	16.8%
Brazilian Real	15.4%
South African Rand	7.9%
Turkish Lira	3.9%
Mexican Nuevo Peso	3.6%
South Korean Won	3.0%
Egyptian Pound	2.8%
UAE Dirham	2.4%
Indonesian Rupiah	2.3%
Czech Koruna	1.3%
Israeli Shekel	1.3%
Chilean Peso	1.1%
All Other Currencies	1.6%

Total	100.0%

See accompanying Notes to Financial Statements.

24 Annual Report	December 31, 2008

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund invests primarily in a diversified portfolio of equity securities including common stocks, issued by companies in emerging markets with a market capitalization of at least $5 billion at the time of the Fund’s investment.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Emerging Leaders Growth Fund commenced operations on March 26, 2008. Through the period ending December 31, 2008, the Fund posted a decrease of (52.11)% (Institutional Class). By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) declined (47.28)% during the same period.

During the fourth quarter, the Fund lagged the Index, due primarily to the weighting in the underperforming Consumer Staples sector, coupled with Health Care stock selection and the Industrials overweighting and stock selection. Within Consumer Staples, the Fund’s weighting in the underperforming Latin American region hampered returns, as did X5 Retail Group N.V., a Russian grocery store chain. Within Industrials, exposure to Middle East infrastructure building and Latin America transportation and mining/energy construction was negative. Health Care stock selection was hurt by exposure to Sun Pharmaceutical Industries Limited, a generics pharmaceutical company in India, which underperformed, although the overweighting in Health Care was additive to results. Somewhat mitigating these negative effects was stock selection in Consumer Discretionary and Telecommunication Services, coupled with the underweighting and stock selection in Energy and the underweighted Financials position.

As of year end, the Fund maintained a more defensive sector structure than as of September 30 as sectors such as Consumer Staples, 15.8%, Health Care, 7.3%, and to some extent Telecommunication Services, 15.7%, were at or above Index weightings. These increased with the sales of a number of Industrials, Energy, and Material holdings. In addition, Financials increased from approximately 11% of the Fund as of September 30, to 20%, with the increase largely occurring in Emerging Asia and Latin America. Particularly in Asia, we focused on companies that have benefited from an easing monetary policy environment, government stimulus measures, and those that have generally been unaffected by asset quality concerns. Regionally, the portfolio remained underweighted in Asia, compared to its benchmark, due largely to Korean and Taiwanese weightings, although the weighting increased from approximately 34% as of September 30 to 45%. Conversely, exposure to Emerging Markets Europe, Mid-East and Africa (EMEA) (particularly the Middle East and Russia) was reduced.

December 31, 2008	William Blair Funds 25

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

Since Inception(a)
Emerging Leaders Growth Fund Institutional Class	(52.11)%
MSCI Emerging Markets Large Cap (net)	(47.28)
MSCI Emerging Markets Large Cap (gross)	(47.15)
(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI Emerging Markets Large Cap Index (gross) to the MSCI Emerging Markets Large Cap Index (net). The primary reason for the change is that the MSCI Emerging Markets Large Cap (net) index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries; the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

26 Annual Report	December 31, 2008

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—42.0%
China—18.1%
*Baidu.com, Inc.—ADR (Internet software & services)	10,568	$1,380
Belle International Holdings Limited (Specialty retail)	1,701,000	755
China Life Insurance Co., Ltd. (Insurance)	551,000	1,693
China Merchants Bank Co., Ltd. (Commercial banks)	284,500	532
China Mobile, Ltd. (Wireless telecommunication services)	168,500	1,710
China Overseas Land & Investment, Ltd. (Real estate management & development)	338,000	474
CNOOC Limited (Oil, gas & consumable fuels)	1,761,000	1,675
Tencent Holdings, Ltd. (Internet software & services)	34,400	224

		8,443

India—19.9%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	21,000	591
*Bharti Airtel, Ltd. (Wireless telecommunication services)	156,477	2,307
*Cairn India, Ltd. (Oil, gas & consumable fuels)	325,509	1,160
HDFC Bank, Ltd. (Commercial banks)	22,800	471
Hindustan Unilever, Ltd. (Household products)	339,692	1,756
Housing Development Finance Corp. (Thrifts & mortgage finance)	25,675	786
Infosys Technologies Limited (IT services)	32,913	763
Larsen & Toubro, Ltd. (Construction & engineering)	35,740	571
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	41,019	902

		9,307

Indonesia—2.9%
PT Bank Rakyat Indonesia (Commercial banks)	1,771,500	753
PT Unilever Indonesia Tbk (Household products)	828,500	600

		1,353

Taiwan—1.1%
MediaTek Inc. (Semiconductors & semiconductor equipment)	75,000	507

Emerging Latin America—26.8%
Brazil—15.5%
BM&F Bovespa S.A. (Diversified financial services)	230,590	595
Companhia Vale do Rio Doce—ADR (Metals & mining)	147,946	1,792
Natura Cosmeticos S.A. (Personal products)	70,400	573
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	2,300	519
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	193,000	1,890
Redecard S.A. (IT services)	133,600	1,472
Weg S.A. (Machinery)	74,200	398

		7,239

Mexico—8.6%
Fomento Economico Mexicano, S.A.B. de C.V.—ADR (Beverages)	57,580	1,735
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	845,600	2,259

		3,994

Peru—2.7%
Credicorp, Ltd. (Commercial banks)†	25,477	1,273

Issuer	Shares	Value

Emerging Europe, Mid-East, Africa—18.5%
Czech Republic—2.2%
CEZ (Electric utilities)	24,474	$1,047

Israel—6.3%
Israel Chemicals Limited (Chemicals)	77,917	545
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	56,117	2,389

		2,934

Russia—0.6%
*X5 Retail Group N.V.—GDR (Food & staples retailing)	30,420	264

South Africa —7.8%
MTN Group, Ltd. (Wireless telecommunication services)	207,569	2,447
Naspers, Ltd. (Media)	66,000	1,194

		3,641

Turkey—1.6%
*Turkiye Garanti Bankasi A.S. (Commercial banks)	430,200	741

Europe—1.4%
Luxembourg—1.4%
Millicom International Cellular S.A. (Wireless telecommunication services)†	14,770	663

Total Common Stock—88.7% (cost $57,937)		41,406

Preferred Stock
Brazil—5.6%
All America Latin Logistica (Road & rail)	136,200	584
Banco Itau Holding Financeira S.A. (Commercial banks)	181,446	2,031

		2,615

Total Preferred Stock—5.6% (cost $3,173)		2,615

Exchange-Traded Fund
China—2.9%
iShares FTSE/Xinhua A50 China Tracker	1,278,700	1,379

Total Exchange-Traded Fund—2.9% (cost $1,456)		1,379

Investment in Rights
China Overseas Land & Investment, Ltd. (Real estate management & development)	12,240	5

Total Investment in Rights—0.0% (cost $0)		5

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 27

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	739,941	$740

Total Investment in Affiliate—1.6% (cost $740)		740

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08, due 1/2/09, repurchase price $596, collateralized by FHLMC, 5.625% due 11/23/35	$596,125	596

Total Repurchase Agreement—1.3% (cost $596)		596

Total Investments—100.1% (cost $63,902)		46,741
Liabilities, plus cash and other assets—(0.1)%		(65)

Net assets—100.0%		$46,676

*Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.6%
Consumer Staples	15.8%
Telecommunication Services	15.7%
Energy	11.6%
Information Technology	9.6%
Health Care	7.3%
Materials	5.1%
Industrials	4.7%
Consumer Discretionary	4.3%
Exchange-Traded Fund	3.0%
Utilities	2.3%

Total	100.0%

At December 31, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	20.9%
Indian Rupee	20.5%
Hong Kong Dollar	18.6%
Brazilian Real	17.8%
South African Rand	8.0%
Mexican Nuevo Peso	5.0%
Indonesian Rupiah	3.0%
Czech Koruna	2.3%
Turkish Lira	1.6%
Israeli Shekel	1.2%
New Taiwan Dollar	1.1%

Total	100.0%

See accompanying Notes to Financial Statements.

28 Annual Report	December 31, 2008

Christopher T. Vincent

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Bond Fund posted a 1.95% increase on a total return basis (Institutional Class) for the 12 months ended December 31, 2008. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 5.24%.

After an unprecedented year of turmoil and upheaval in the financial markets, the performance of fixed income securities during 2008 was somewhat of a mixed bag.

The Barclays Capital U.S. Aggregate Bond Index return of 5.24% for 2008 was actually a rather middling one, as in recent years many returns have been both better and worse. Record gains in the prices of Treasury Securities and record losses in Corporate Bond prices offset each other to produce an average year for this Index.

In the first quarter alone, there were enough newsworthy events to fill an entire year. The fixed income markets had not seen such a quarter since the savings and loan crisis of the early 1990s.

The biggest of these events occurred on March 13, when executives at Bear Stearns first informed financial regulators that the bank, one of Wall Street’s biggest, was facing imminent bankruptcy. After a weekend of round-the-clock negotiations, the Federal Reserve mediated a “fire sale” of Bear Stearns to JP Morgan Chase. The Bear Stearns crisis was a great example of how the confidence of counterparties can affect the viability of a financial institution.

In addition, during the first quarter the Fed lowered the federal funds rate from 4.25% to 2.25%, lowered the discount rate from 4.75% to 2.50%, opened the discount window to investment banks, and reduced the capital holding requirements for Fannie Mae and Freddie Mac, all in an effort to provide liquidity in order to encourage borrowing and lending without reigniting inflation.

Lastly, an emergency financial stimulus package was passed by Congress in February in an attempt to reinvigorate consumer spending, and in turn the economy.

As much as a “flight to quality” had been underway since 2007, so was a “flight to liquidity,” in that demand for U.S. Treasury securities over other fixed-income assets soared.

Corporate bond prices led the fixed income markets down in the third quarter, in a move that was precipitated by the bankruptcy of the venerable 158-year old investment bank, Lehman Brothers. Roughly a week before the U.S. Treasury had stepped in to take over the Government-Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac.

The very same weekend that Lehman Brothers announced it was in liquidation, Merrill Lynch announced it would be acquired by Bank of America, and the insurance giant AIG suffered a liquidity crisis following the downgrade of its credit rating. At the company’s request, the Federal Reserve loaned money to AIG to prevent its collapse, in order for AIG to meet its obligations to post additional collateral to trading partners.

December 31, 2008	William Blair Funds 29

Exacerbating fears were reports that a prominent institutional money market fund had “broken the buck,” due to losses the fund experienced because of its holdings of Lehman commercial paper.

During the last two weeks of September, the Corporate Bond market experienced price moves that normally would have taken place over the course of a year or more. Market sentiment had literally devolved into a “shoot, first, ask questions later,” atmosphere, with investors assuming the worst with regard to securities. Compounding this was a systemic lack of confidence in the funding markets.

The U.S. Treasury’s Troubled Asset Relief Program (TARP), initially designed as a “one-off,” or piecemeal program to buy assets from troubled financial institutions and thereby inject capital to repair balance sheets, evolved into a system-wide solution to deal with the liquidity crisis.

The mid-September through end of October period was one of wholesale “de-risking” of fixed income portfolios. Undoubtedly there was a great deal of de-leveraging that was occurring during this time.

October especially was an unprecedented period of volatility in the investment grade corporate bond market. Investment grade bonds posted a (7.00)% to (8.00)% negative rate of return in a 30-day period.

By the end of the fourth quarter, the shorter-term/funding markets were functioning on a much improved basis, but with the assistance of a plethora of government programs.

The Federal Reserve Board also entered a new era as it set its benchmark overnight federal funds interest rate to a range of 0.00%—0.25%, in a move to signal it still had tools with which it could stimulate the economy. But with its move, the Fed essentially acknowledged that the economic downturn was worse than the Fed had thought at their meeting in October, and that they remained very concerned about the fragility of the economy. The Fed also stated that inflationary pressures had diminished appreciably, and that inflation should moderate further in coming quarters.

The credit markets began to improve during the middle of November, and the Corporate Bond market came back strongly during December. December, in fact, was a positive month for the riskier segments of the fixed-income markets. Investors had come to the realization that the dislocations within the financial markets were going to impact the economy for several quarters to come.

What is your current strategy? How is the Fund positioned?

During the third quarter we anticipated that market conditions would create opportunities in the Corporate Bond market. We believed investors were being well compensated over the long-term, and searched for attractive entry points at which to establish positions. During the fourth quarter we maintained and slightly increased our weighting to Corporate Bonds—to 34.2% at year end from 32.0% at the end of the third quarter, and we were overweight compared to our benchmark’s weighting of 20.3%.

Within sectors, we were underweight in Financials, as we believe Financials bore the brunt of the recent market volatility.

Although we would characterize the Fund as taking refuge during the market turmoil in what are considered quality “blue chip” (Corporate Bond) names including Kimberly Clark, Kroger and Wal-Mart, as the quarter progressed we gradually began to increase the Fund’s exposure to the Financial sector.

Exposure to Non-Agency Mortgage-backed securities decreased slightly.

30 Annual Report	December 31, 2008

What is your outlook going forward?

Market participants continue to search for signs that the worst is over in terms of the financial crisis.

Fundamentally, we believe the case for maintaining overweight positions in Fannie Mae, Freddie Mac and Corporate Bonds is very compelling. We are still overweight the “spread” sectors, based on valuations we believe are stretched.

Nonetheless, there is still a great deal of uncertainty, unknown details, and developments yet to unfold at the macroeconomic level as a result of the government’s $700 billion dollar rescue package for the U.S. financial system, and the changes that have yet to be proposed and implemented by the new Administration. At the very least, we expect regulatory change and increased oversight to play an increased role in the post election period.

December 31, 2008	William Blair Funds 31

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2008

	1 Year	Since Inception(a)
Bond Fund Institutional Class	1.95%	3.32%
Barclays Capital U.S. Aggregate Bond Index	5.24	6.06
(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2008. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

32 Annual Report	December 31, 2008

Bond Fund

Portfolio of Investments, December 31, 2008 (all amounts in thousands)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—58.9%
U.S. Treasury—7.9%
U.S. Treasury Note, 4.750%, due 2/15/10	$2,500	$2,619
U.S. Treasury Note, 4.250%, due 9/30/12	210	234
U.S. Treasury Note, 4.750%, due 5/15/14	355	418
U.S. Treasury Note, 4.750%, due 8/15/17	1,200	1,435
U.S. Treasury Note, 5.500%, due 8/15/28	400	541
U.S. Treasury Note, 4.500%, due 2/15/36	500	664

Total U.S. Treasury Obligations	5,165	5,911

Government National Mortgage Association (GNMA)—1.0%
#357752, 7.000%, due 4/15/09	1	1
GNR 2006-67 GB, 4.186%, due 9/16/34	750	759

Total GNMA Mortgage Obligations	751	760

Federal Home Loan Mortgage Corp. (FHLMC)—10.7%
#G10330, 7.000%, due 1/1/10	9	10
#G90024, 7.000%, due 1/20/13	105	110
#G30093, 7.000%, due 12/1/17	57	60
#G30255, 7.000%, due 7/1/21	118	124
#E02360, 6.500%, due 7/1/22	915	951
#D95897, 5.500%, due 3/1/23	410	422
#G10728, 7.500%, due 7/1/32	406	431
#C01385, 6.500%, due 8/1/32	645	674
#A62179, 6.000%, due 6/1/37	1,303	1,348
#A63539, 6.000%, due 7/1/37	1,810	1,873
#A78138, 5.500%, due 6/1/38	1,958	2,012

Total FHLMC Mortgage Obligations	7,736	8,015

Federal National Mortgage Association (FNMA)—39.3%
#535559, 7.500%, due 9/1/12	484	500
#598453, 7.000%, due 6/1/15	12	12
#689612, 5.000%, due 5/1/18	712	737
#747903, 4.500%, due 6/1/19	627	643
#253847, 6.000%, due 5/1/21	431	447
#900725, 6.000%, due 8/1/21	353	367
#545437, 7.000%, due 2/1/32	310	328
#254548, 5.500%, due 12/1/32	1,725	1,774
#555522, 5.000%, due 6/1/33	799	818
#190337, 5.000%, due 7/1/33	967	990
#254868, 5.000%, due 9/1/33	1,411	1,444
#190340, 5.000%, due 9/1/33	2,915	2,984
#555880, 5.500%, due 11/1/33	829	852
#725027, 5.000%, due 11/1/33	1,130	1,157
#725205, 5.000%, due 3/1/34	877	898
#725238, 5.000%, due 3/1/34	884	905
#725220, 5.000%, due 3/1/34	1,665	1,704
#725232, 5.000%, due 3/1/34	2,320	2,374
#725424, 5.500%, due 4/1/34	890	915
#725611, 5.500%, due 6/1/34	698	717
#745092, 6.500%, due 7/1/35	973	1,016
#848782, 6.500%, due 1/1/36	1,330	1,389
#849191, 6.000%, due 1/1/36	160	166
#256859, 5.500%, due 8/1/37	1,743	1,752
#888967, 6.000%, due 12/1/37	2,015	2,089
#934006, 6.500%, due 9/1/38	2,263	2,364

Total FNMA Mortgage Obligations	28,523	29,342

	NRSRO Rating (unaudited)	Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—4.8%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA+	$313	$291
First Plus 1997-4 M1 7.640%, due 9/11/23	AA	244	244
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A	133	85
LSSCO, 2004-2, Tranche M2, 5.520%, due 2/28/33, VRN*	A	186	132
CWL, 2003-5, Tranche MF2, 5.959%, due 11/25/33	Aa1	225	142
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5, 6.455%, due 7/25/34	A	496	298
FHASI, 2004-AR4, Tranche 3A1, 4.603%, due 8/25/34, VRN	AAA	714	505
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A2	15	15
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	21	15
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA+	153	137
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2A, 4.840%, due 6/25/35	AAA	369	359
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2C, 4.950%, due 6/25/35	AAA	173	167
Structured Asset Securities Corp., 2005-9XS, Tranche A2B, 6.500%, due 6/25/35	AAA	228	225
Chase Mortgage Finance Corporation, 2006-A1, Tranche A3, 6.000%, due 9/25/36	AAA	700	300
Mid-State Trust 2004-1, Tranche A, 6.005%, due 8/15/37	AAA	716	604
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA	70	43

Total Non-Agency Mortgage-Backed Obligations		4,756	3,562

Corporate Obligations—32.9%
HSBC Finance Corporation 8.000%, due 7/15/10	AA-	500	508
Morgan Stanley Dean Witter & Co., 6.600%, due 4/1/12	A2	545	527
Simon Property Group, Inc., 6.350%, due 8/28/12	A-	750	584
Cox Communications, Inc., 7.125%, due 10/1/12	BBB	400	383
Boeing Capital Corporation, 5.800%, due 1/15/13	A+	400	404

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 33

Bond Fund

Portfolio of Investments, December 31, 2008 (all amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Wells Fargo & Company, 4.375%, due 1/31/13	Aa1	$350	$343
The Kroger Co., 5.500%, due 2/1/13	Baa2	430	426
PepsiCo, Inc., 4.650%, due 2/15/13	Aa2	550	565
Weatherford International, Ltd., 5.150%, due 3/15/13	BBB+	650	572
John Deere Capital Corporation, 4.500%, due 4/3/13	A	700	670
Citigroup, Inc., 5.500%, due 4/11/13	A+	690	672
Merrill Lynch & Co., Inc., 6.150%, due 4/25/13	Aa3	750	743
General Electric Capital Corporation, 4.800%, due 5/1/13	AAA	600	590
American Movil S.A.B. de C.V., 5.500%, due 3/1/14	A3	700	645
Coca-Cola Enterprises, Inc., 7.375%, due 3/3/14	A	575	631
AT&T, Inc., 5.100%, due 9/15/14	A	700	688
Goldman Sachs Group, Inc., 5.000%, due 10/1/14	AA-	545	487
CODELCO, Inc.—144A, 4.750%, due 10/15/14	A1	400	376
Johnson Controls, Inc., 5.500%, due 1/15/16	A3	400	310
KeyBank National Association, 5.450%, due 3/3/16	Aaa	515	406
ProLogis, 5.750%, due 4/1/16	Baa2	400	199
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	400	325
Yum!, Brands, Inc., 6.250%, due 4/15/16	BBB-	700	594
SABMiller plc, 6.500%, due 7/1/16	BBB+	700	649
Petrobras International Finance Company, 6.125%, due 10/6/16	Baa1	400	390
DuPont (E.I.) de Nemours, 5.250%, due 12/15/16	A	500	497
Comcast Corporation, 6.500%, due 1/15/17	BBB+	350	346
J.P. Morgan Chase & Co., 6.125%, due 6/27/17	Aa3	600	590
BB&T Corporation, 4.900%, due 6/30/17	A1	665	600
American Express, 6.150%, due 8/28/17	A+	600	578
IBM Corporation, 5.700%, due 9/14/17	A+	700	748

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury

* Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.66% of the net assets at December 31,2008.

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Exelon Generation Company, LLC., 6.200%, due 10/1/17	A3	$600	$516
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	525	498
Tesco plc, 5.500%, due 11/15/17	A	600	556
Wells Fargo & Company, 5.625%, due 12/11/17	AA	500	522
General Electric Capital Corporation, 5.625%, due 5/1/18	AAA	350	353
Philip Morris International, Inc., 5.650%, due 5/16/18	A2	500	496
Verizon Communications, Inc., 8.750%, due 11/1/18	A	330	387
Iron Mountain, Incorporated, 8.000%, due 6/15/20	B+	750	602
Ras Laffan Lng II, 5.298%, due 9/30/20*	Aa2	400	285
Southwest Airlines Co., 6.150%, due 8/1/22	Aa3	725	566
The Kroger Co., 8.000%, due 9/15/29	Baa2	325	367
Conoco Funding Company, 7.250%, due 10/15/31	A1	400	430
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	400	257
Pacific Gas and Electric Company, 6.050%, due 3/1/34	A	250	266
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A1	500	474
Comcast Corporation, 6.450%, due 3/15/37	BBB+	300	299
McDonald’s Corporation, 6.300%, due 3/1/38	A	500	552
J.P. Morgan Chase & Co., 6.400%, due 5/15/38	Aa2	350	414
Verizon Communications, Inc., 8.950%, due 3/1/39	A	375	484
Florida Power and Light Group Capital, Inc., 6.650%, due 6/15/67, VRN	A3	300	156

Total Corporate Obligations		26,145	24,526

Total Fixed Income—96.6% (Cost $72,832)		73,076	72,116

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/08 due 1/2/09, repurchase price $574, collateralized by FHLMC, 5.625%, due 11/23/35	AAA	574	574

Total Repurchase Agreement—0.8% (Cost $574)		574	574

Total Investments—97.4% (cost $73,406)			72,690

Cash and other assets, less liabilities—2.6%			1,923

Net Assets—100.0%			$74,613

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2008

Statements of Assets and Liabilities

December 31, 2008 (dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$1,227,786	$417,307	$392,828
Investments in Affiliated Fund, at cost	12,528	4,949	3,287

Investments in securities, at value	$984,222	$350,068	$291,618
Investments in Affiliated Fund, at amortized cost	12,528	4,949	3,287
Foreign currency, at value (cost $85, $7)	85	7	—
Receivable for fund shares sold	—	4,000	814
Receivable for securities sold	3,808	787	1,468
Dividend and interest receivable	1,993	975	268

Total assets	1,002,636	360,786	297,455
Liabilities
Payable for investment securities purchased	1,973	—	4,954
Payable for fund shares redeemed	1,329	—	230
Management fee payable	800	257	240
Distribution fee payable	—	—	18
Foreign tax liability	102	32	4
Other accrued expenses	166	46	21

Total liabilities	4,370	335	5,467

Net Assets	$998,266	$360,451	$291,988

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$115	$48	$44
Capital paid in excess of par value	1,602,100	566,282	536,882
Accumulated net investment income (loss)	2,184	(277)	(120)
Accumulated realized gain (loss)	(362,309)	(138,295)	(143,596)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(243,824)	(67,307)	(101,222)

Net Assets	$998,266	$360,451	$291,988

Net Assets	$998,266	$360,451
Shares Outstanding	115,332,250	48,455,804
Net Asset Value Per Share	$8.66	$7.44
Institutional Share Class
Net Assets			$191,173
Shares Outstanding			28,585,458
Net Asset Value Per Share			$6.69

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 35

Statements of Operations

for the Year Ended December 31, 2008 (all amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Investment income
Dividends	$45,543	$12,254	$5,478
Less foreign taxes withheld	(2,313)	(847)	(335)
Dividend Income from Affiliated Fund	63	98	89
Interest	987	486	342

Total income	44,280	11,991	5,574
Expenses
Investment advisory fees	15,668	5,141	3,887
Distribution fees	—	—	47
Shareholder services fees	—	—	237
Custodian fees	465	150	195
Transfer agent fees	29	9	137
Professional fees	91	52	48
Registration fees	45	29	85
Other expenses	26	98	32

Total expenses before waiver	16,324	5,479	4,668
Expenses reimbursed to (waived or absorbed by) the Advisor	—	—	134

Net expenses	16,324	5,479	4,802

Net investment income (loss)	27,956	6,512	772
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(349,875)	(136,716)	(142,730)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(1,875)	(442)	(921)

Total net realized gain (loss)	(351,750)	(137,158)	(143,651)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(788,174)	(204,958)	(138,270)

Net increase (decrease) in net assets resulting from operations	$(1,111,968)	$(335,604)	$(281,149)

See accompanying Notes to Financial Statements.

36 Annual Report	December 31, 2008

Statements of Changes in Net Assets

for the Years Ended December 31, 2008 and 2007 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund
	2008	2007	2008	2007	2008	2007
Operations
Net investment income (loss)	$27,956	$15,392	$6,512	$5,314	$772	$818
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(351,750)	318,213	(137,158)	58,784	(143,651)	29,596
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(788,174)	21,153	(204,958)	39,199	(138,270)	6,611

Net increase (decrease) in net assets resulting from operations	(1,111,968)	354,758	(335,604)	103,297	(281,149)	37,025
Distributions to shareholders from
Net investment income	—	(31,967)	—	(8,242)	—	(2,890)
Net realized gain	(59,710)	(302,737)	(6,489)	(57,957)	(4,881)	(27,584)

	(59,710)	(334,704)	(6,489)	(66,199)	(4,881)	(30,474)
Capital stock transactions
Net proceeds from sale of shares	133,829	189,014	126,297	16,134	259,319	188,786
Shares issued in reinvestment of income dividends and capital gain distributions	59,025	329,680	6,176	61,204	4,719	25,293
Less cost of shares redeemed	(168,222)	(268,777)	(48,108)	(94,632)	(87,479)	(51,140)

Net increase (decrease) in net assets resulting from capital share transactions	24,632	249,917	84,365	(17,294)	176,559	162,939

Increase (decrease) in net assets	(1,147,046)	269,971	(257,728)	19,804	(109,471)	169,490
Net assets
Beginning of year	2,145,312	1,875,341	618,179	598,375	401,459	231,969

End of year	$998,266	$2,145,312	$360,451	$618,179	$291,988	$401,459

Undistributed net investment income (loss) at the end of the year	$2,184	$(35,539)	$(277)	$(8,537)	$(120)	$(2,779)

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 37

Statements of Assets and Liabilities

December 31, 2008 (all amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Bond Fund
Assets
Investments in securities, at cost	$571,085	$63,162	$73,406
Investments in Affiliated Fund, at cost	2,065	740	—

Investments in securities, at value	$380,934	$46,001	$72,690
Investments in Affiliated Fund, at amortized cost	2,065	740	—
Foreign currency, at value (cost $2,602, $75)	2,640	75	—
Receivable for fund shares sold	887	37	1,331
Receivable for securities sold	2,520	183	—
Receivable from Advisor	—	—	12
Dividend and interest receivable	744	106	669

Total assets	389,790	47,142	74,702
Liabilities
Payable for investment securities purchased	3,558	391	—
Payable for fund shares redeemed	188	—	35
Management fee payable	308	29	—
Distribution and shareholder administration fee payable	36	—	8
Foreign tax liability	107	15	—
Other accrued expenses	5	31	46

Total liabilities	4,202	466	89

Net Assets	$385,588	$46,676	$74,613

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$51	$10	$8
Capital paid in excess of par value	744,593	98,785	76,440
Accumulated net investment income (loss)	(674)	(52)	10
Accumulated realized gain (loss)	(168,272)	(34,906)	(1,129)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(190,110)	(17,161)	(716)

Net Assets	$385,588	$46,676	$74,613

Institutional Share Class
Net Assets	$299,739	$43,762	$10,443
Shares Outstanding	39,667,313	9,144,878	1,074,646
Net Asset Value Per Share	$7.56	$4.79	$9.72

See accompanying Notes to Financial Statements.

38 Annual Report	December 31, 2008

Statements of Operations

for the Year Ended December 31, 2008 (all amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund(a)	Bond Fund
Investment income
Dividends	$18,489	$1,023	$8
Less foreign taxes withheld	(814)	(65)	—
Dividend Income from Affiliated Fund	40	20	—
Interest	202	27	3,878

Total income	17,917	1,005	3,886
Expenses
Investment advisory fees	8,539	559	215
Distribution fees	122	—	1
Shareholder services fees	366	5	91
Custodian fees	509	89	45
Transfer agent fees	171	5	20
Professional fees	62	27	31
Registration fees	89	26	45
Other expenses	32	16	56

Total expenses before waiver	9,890	727	504
Expenses reimbursed to (waived or absorbed by) the Advisor	208	(81)	(160)

Net expenses	10,098	646	344

Net investment income (loss)	7,819	359	3,542
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(165,025)	(34,906)	(939)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(2,145)	(344)	—

Total net realized gain (loss)	(167,170)	(35,250)	(939)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(484,606)	(17,161)	(1,455)

Net increase (decrease) in net assets resulting from operations	$(643,957)	$(52,052)	$1,148

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.

See accompanying Notes to Financial Statements.

December 31, 2008	William Blair Funds 39

Statements of Changes in Net Assets

for the Years Ended December 31, 2008 and 2007 (all amounts in thousands)

	Emerging Markets Growth Fund		Emerging Leaders Growth Fund	Bond Fund
	2008	2007	2008(a)	2008	2007(b)
Operations
Net investment income (loss)	$7,819	$(1,119)	$359	$3,542	$1,886
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(167,170)	220,106	(35,250)	(939)	(206)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(484,606)	117,024	(17,161)	(1,455)	739

Net increase (decrease) in net assets resulting from operations	(643,957)	336,011	(52,052)	1,148	2,419
Distributions to shareholders from
Net investment income	—	(7,865)	(87)	(3,517)	(1,892)
Net realized gain	(41,761)	(199,782)	—	—	—

	(41,761)	(207,647)	(87)	(3,517)	(1,892)
Capital stock transactions
Net proceeds from sale of shares	81,613	192,579	107,010	18,146	67,764
Shares issued in reinvestment of income dividends and capital gain distributions	41,234	201,805	80	2,956	1,606
Less cost of shares redeemed	(217,395)	(170,543)	(8,275)	(12,603)	(1,414)

Net increase (decrease) in net assets resulting from capital share transactions	(94,548)	223,841	98,815	8,499	67,956

Increase (decrease) in net assets	(780,266)	352,205	46,676	6,130	68,483
Net assets
Beginning of year	$1,165,854	$813,649	$—	$68,483	$—

End of year	$385,588	$1,165,854	$46,676	$74,613	$68,483

Undistributed net investment income (loss) at the end of the year	$(674)	$(9,849)	$(52)	$10	$1

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

40 Annual Report	December 31, 2008

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the William Blair Funds’ (the “Fund”) significant accounting policies in effect during the year covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following seventeen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Equity Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Emerging Leaders Growth

Global Equity Portfolio	Fixed-Income Portfolios
Global Growth	Bond
Income

Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Share Classes of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, and the Bond Portfolio are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund, Emerging Markets Growth Fund, and the Bond Fund currently exist: N, I and Institutional. Two different classes of shares of the Emerging Leaders Growth Fund currently exist: I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million ($2 million for the Bond Portfolio).

Investment income realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

December 31, 2008	William Blair Funds 41

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of international securities to no longer be representative or accurate, and as a result, necessitates that such securities be fair valued on a daily basis. Accordingly, for international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price). The independent pricing service may not provide a fair value price for all international securities owned by a Portfolio trading on a foreign exchange or market that closes before the close of regular trading on the New York Stock Exchange. For these securities and all other foreign securities, the value of the security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing Committee or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of December 31, 2008, there was a security held in the Emerging Markets Growth Portfolio requiring fair valuation by the Board of Trustees pursuant to the Fund’s valuation procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuation in the foreign currency rate versus the United States dollar are recorded on the Statement of Operations as a component of net realized gains/(losses) on foreign currency translation and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments. The interest rate shown on the Portfolio of Investments for the Bond Fund were the rates in effect on December 31, 2008. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2008, the Bond Portfolio recognized an increase of interest income and a decrease of net realized gain of $16 (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

42 Annual Report	December 31, 2008

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for all Portfolios covered by this report except the Bond Portfolio which is declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios (excluding the Bond Portfolio) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

These Portfolios (excluding the Bond Portfolio) may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes, the foreign currency gains and losses are treated as ordinary income.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth, and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Portfolios record an estimated deferred tax liability for net realized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Each Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements as of December 31, 2008.

The statute of limitations on the Funds’ tax returns remains open for the tax years 2005, 2006, 2007 and 2008 are still subject to examination.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2008 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$1,268,735	$60,302	$332,547	$(272,245)
Institutional International Equity	435,693	15,046	95,790	(80,744)
International Small Cap Growth	403,796	13,686	122,589	(108,903)
Emerging Markets Growth	598,107	7,476	222,543	(215,067)
Emerging Leaders Growth	69,494	688	23,441	(22,753)
Bond	73,554	2,202	3,066	(864)

December 31, 2008	William Blair Funds 43

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2008, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Institutional International Growth	$9,765	$(9,765)	$—
Institutional International Equity	1,748	(786)	(962)
International Small Cap Growth	1,887	779	(2,666)
Emerging Markets Growth	1,356	778	(2,134)
Emerging Leaders Growth	(324)	344	(20)
Bond	(16)	16	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2008 and 2007 was as follows (in thousands):

	Distributions Paid in 2008			Distributions Paid in 2007
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional International Growth	$1,671	$58,039	$59,710	$39,677	$295,027	$334,704
Institutional International Equity	1,947	4,542	6,489	24,899	41,300	66,199
International Small Cap Growth	—	4,881	4,881	9,634	20,840	30,474
Emerging Markets Growth	10,054	31,707	41,761	71,085	136,562	207,647
Emerging Leaders Growth	87	—	87	N/A	N/A	N/A
Bond	3,517	—	3,517	1,892	—	1,892

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$3,736	$335,440	$—	$(272,245)
Institutional International Equity	—	125,135	—	(80,744)
International Small Cap Growth	—	136,035	—	(108,903)
Emerging Markets Growth	—	143,989	—	(215,067)
Emerging Leaders Growth	—	29,366	—	(22,753)
Bond	10	981	—	(864)

At December 31, 2008, the Portfolios have unused capital loss carry forwards available for Federal income tax purposes to be applied against future gains, if any. In not applied the carryforward will expire as follows (in thousands):

Portfolio	2009	2010	2011	2012	2013	2014	2015	2016	Total
Institutional International Growth	$—	$—	$—	$—	$—	$—	$—	$188,201	$188,201
Institutional International Equity	—	—	—	—	—	—	—	83,536	83,536
International Small Cap Growth	—	—	—	—	—	—	—	81,949	81,949
Emerging Markets Growth	—	—	—	—	—	—	—	84,442	84,442
Emerging Leaders Growth	—	—	—	—	—	—	—	21,249	21,249
Bond	—	—	—	—	—	—	135	559	694

44 Annual Report	December 31, 2008

For the period November 1, 2008 through December 31, 2008, the following Portfolios incurred net realized capital, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2009 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Institutional International Growth	$145,693	$1,246	$554
Institutional International Equity	41,322	366	—
International Small Cap Growth	53,966	120	—
Emerging Markets Growth	59,152	395	—
Emerging Leaders Growth	8,083	34	—
Bond	287	—	—

(h) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, State Street Bank & Trust Company, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on an ongoing basis.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Fair Value Measurements

The Portfolios adopted SFAS No. 157 effective January 1, 2008. In accordance with SFAS 157, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. SFAS 157 established a three-tier hierarchy of inputs to classify value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—Quoted prices in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At December 31, 2008, the Portfolios held no other financial instruments, such as, options, futures, or foreign currency forward contracts, that required fair valuation. The Small Cap Growth Portfolio holds warrants that were valued using the intrinsic pricing method. Pursuant to this methodology, the warrants had no value at December 31, 2008.

December 31, 2008	William Blair Funds 45

As of December 31, 2008 the hierarchical input levels of securities in each Portfolio are as follows (in thousands):

Portfolio	Level 1	Level 2	Level 3	Total
Institutional International Growth	$174,068	$822,682	$—	$996,750
Institutional International Equity	55,471	299,546	—	355,017
International Small Cap Growth	40,947	253,958	—	294,905
Emerging Markets Growth	148,810	234,189	—	382,999
Emerging Leaders Growth	21,673	25,068	—	46,741
Bond	—	72,647	43	72,690

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2008	Net Purchases Sales	Transfers to Level 3	Change in Unrealized Gain (Loss)	Balance December 31, 2008
Bond	$—	$—	$69	$(26)	$43

A fair value estimate of this level three security was obtained from an outside party and was reviewed by the Investment Advisor. At December 31, 2008, this securities represented 0.06% of the net assets of the Bond Portfolio.

(k) U.S. Department of The Treasury’s Temporary Guaranty Program

On October 2, 2008, the Board of Trustees approved the participation of the Ready Reserve Portfolio in the U.S. Department of the Treasury’s Temporary Guaranty Program for Money Markets Funds (“Program”). The Program protects the NAV of certain shares of a shareholder of record in the Portfolio at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 are not guaranteed. If a customer closes his or her account with the Portfolio or a broker-dealer or other intermediary, any future investment in the Portfolio will not be guaranteed. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund. The Portfolio will bear the expense of its participation in the Program without regard to any expense caps currently in place. Prior to December 3, 2008, the fee for participation in the Program was 0.01% of the NAV of the Ready Reserve Portfolio.

On December 2, 2008, the Board approved the participation of the Ready Reserve Portfolio in the extension (the “Extension”) of the Program.

The Ready Reserve Portfolio will continue to bear the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage. The fee for participation in the Extension after December 3, 2008 is 0.015% of the NAV of the Portfolio, as of September 19, 2008.

The Extension terminates on April 30, 2009, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department further extends the Program, the Board of Trustees will consider whether to continue to participate.

(2) Accounting Pronouncement

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of FAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

46 Annual Report	December 31, 2008

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

The International Small Cap Growth Portfolio pays the Company a 1.00% annual fee payable monthly, based on its average daily net assets. The Emerging Markets Growth Portfolio and Emerging Leaders Growth Portfolio pay the Company a 1.10% annual fee payable monthly, based on its average daily net assets. The Bond Portfolio pays the Company a 0.30% annual fee payable monthly, based on its average daily net assets.

All of the Portfolios, except Institutional International Growth Fund, have also entered into Expense Limitation Agreements with the Company. Under the terms of these agreements the Advisor will waive its management fee and/or reimburse the portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2009, if total expenses of the Institutional International Equity Portfolios exceed 1.10% of average daily net assets, 1.25% of average daily net assets for the Institutional Share Classes of the International Small Cap Growth, Emerging Markets Growth Portfolios and Emerging Leaders Growth Portfolio or 0.35% of average daily net assets for the Institutional Share Class of the Bond Portfolio.

For a period of three years subsequent to the Commencement of Operations of the Portfolio, the Company is entitled to reimbursement from the Emerging Leaders Growth and Bond Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2008 is $81 and $226 (in thousands) for the Emerging Leaders and Bond Portfolios, respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect; will not fall below the percentage indicated. The Company’s right to be reimbursed under the Expense Limitation Agreement for the Emerging Markets Growth Fund and International Small Cap Growth Fund expired June 6, 2008 and November 1, 2008, respectively. Under this provision, the Emerging Markets Growth Fund and International Small Cap Growth Fund reimbursed the Advisor $208,000 and $134,000, respectively during the year ended December 31, 2008.

For the year ended December 31, 2008, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands):

Portfolio	Gross Advisory Fees	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Institutional International Growth	$15,668	$—	$15,668	$—
Institutional International Equity	5,141	—	5,141	—
International Small Cap Growth	3,887	—	3,887	(134)
Emerging Markets Growth	8,539	—	8,539	(208)
Emerging Leaders Growth	559	81	478	—
Bond*	215	146	69	12

*	The Company waived $1 and $1 (in thousands) of distribution fees and shareholder administration fees, respectively, for the Bond Portfolio during 2008.

(b) Trustees Fees

The Portfolios incurred fees of $59 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2008. Interested trustees are not compensated by the Fund.

December 31, 2008	William Blair Funds 47

(c) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Company. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Company waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the year ended December 31, 2008 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from affiliated Fund” in the Portfolio’s statement of operations. Amounts relating to the Portfolio’s investments in Ready Reserves were as follows for the year ended December 31, 2008 (in thousands):

Portfolio	12/31/07 Value	Purchases	Sales Proceeds	Fees Waived	Dividend Income	12/31/08 Value	Percent of Net Assets
Institutional International Growth	$55	$22,973	$10,500	$29	$63	$12,528	1.2%
Institutional International Equity	3,352	12,097	10,500	32	98	4,949	1.4
International Small Cap Growth	2,197	3,090	2,000	28	89	3,287	1.1
Emerging Markets Growth	1,326	12,539	11,800	13	40	2,065	0.5
Emerging Leaders Growth	—	11,620	10,880	6	20	740	1.6

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2008, were as follows (in thousands):

Portfolio	Purchase	Sales
Institutional International Growth	$1,459,066	$(1,404,290)
Institutional International Equity	550,929	(456,530)
International Small Cap Growth	458,056	(293,072)
Emerging Markets Growth	910,799	(1,014,308)
Emerging Leaders Growth	172,042	(74,570)
Bond	51,570	(40,886)

(5) Foreign Currency Forward Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios from time to time may enter into foreign currency forward contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts for the year ending December 31, 2008 are reflected in the accompanying financial statements.

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Dollars
	For the year ended December 31, 2008
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$133,829	$59,025	$168,222	$24,632
Institutional International Equity	126,297	6,176	48,108	84,365
International Small Cap Growth	142,503	3,161	12,596	133,068
Emerging Markets Growth	34,013	32,217	104,349	(38,119)
Emerging Leaders Growth (a)	100,679	79	7,902	92,856
Bond	553	523	2,185	(1,109)

48 Annual Report	December 31, 2008

	Dollars
	For the year ended December 31, 2007
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$189,014	$329,680	$268,777	$249,917
Institutional International Equity	16,134	61,204	94,632	(17,294)
International Small Cap Growth	79,703	16,816	17,647	78,872
Emerging Markets Growth	115,480	142,732	94,489	163,723
Emerging Leaders Growth	—	—	—	—
Bond (b)	11,518	341	—	11,859

	Shares
	For the year ended December 31, 2008
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	8,158	6,903	11,459	3,602
Institutional International Equity	11,840	846	5,365	7,321
International Small Cap Growth	13,065	473	1,387	12,151
Emerging Markets Growth	4,314	4,250	5,552	3,012
Emerging Leaders Growth (a)	9,918	16	789	9,145
Bond	55	54	221	(112)

	Shares
	For the year ended December 31, 2007
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	9,488	17,811	12,302	14,997
Institutional International Equity	1,042	4,229	6,063	(792)
International Small Cap Growth	5,483	1,251	1,210	5,524
Emerging Markets Growth	5,513	6,742	3,926	8,329
Emerging Leaders Growth	—	—	—	—
Bond (b)	1,153	34	—	1,187

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

(7) Subsequent Event

Upon the recommendation of William Blair & Company, L.L.C., the Board of Trustees determined that it was in the best interest of the William Blair Tax-Managed Growth Fund to redeem all shares of the Fund outstanding on March 20, 2009, and then to terminate the Fund.

December 31, 2008	William Blair Funds 49

Financial Highlights

Institutional International Growth Fund

	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$19.20	$19.39	$18.11	$16.06	$13.60
Income from investment operations:
Net investment income (a)	0.25	0.15	0.11	0.09	0.03
Net realized and unrealized gain (loss) on investments	(10.24)	3.30	4.09	3.53	2.44

Total from investment operations	(9.99)	3.45	4.20	3.62	2.47
Less distributions from:
Net investment income	—	0.35	0.38	0.15	0.01
Net realized gain	0.55	3.29	2.54	1.42	—

Total distributions	0.55	3.64	2.92	1.57	0.01

Net asset value, end of year	$8.66	$19.20	$19.39	$18.11	$16.06

Total return (%)	(51.99)	18.49	23.45	22.76	18.15
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.98	1.02	1.03	1.05	1.10
Expenses, before waivers and reimbursements	0.98	1.02	1.03	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	1.68	0.74	0.54	0.52	0.18
Net investment income (loss), before waivers and reimbursements	1.68	0.74	0.54	0.52	0.17

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data:
Net assets at end of year (in thousands)	$998,266	$2,145,312	$1,875,341	$1,555,414	$1,223,436
Portfolio turnover rate (%)	86	61	74	74	72

(a)	Excludes $(0.10), $0.06, $0.29, $0.10, and $0.25 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2008, 2007, 2006, 2005 and 2004, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

50 Annual Report	December 31, 2008

Financial Highlights

Institutional International Equity Fund

	Years Ended December 31,
	2008	2007	2006	2005	2004(a)
Net asset value, beginning of year	$15.03	$14.27	$12.04	$10.20	$10.00
Income from investment operations:
Net investment income (b)	0.15	0.13	0.07	—	—
Net realized and unrealized gain (loss) on investments	(7.60)	2.42	2.37	1.86	0.20

Total from investment operations	(7.45)	2.55	2.44	1.86	0.20
Less distributions from:
Net investment income	—	0.22	0.16	0.02	—
Net realized gain	0.14	1.57	0.05	—	—

Total distributions	0.14	1.79	0.21	0.02	—

Net asset value, end of year	$7.44	$15.03	$14.27	$12.04	$10.20

Total return (%)	(49.57)	18.36	20.22	18.26	2.00	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.09	1.10	1.10	1.10	(d)
Expenses, before waivers and reimbursements	1.05	1.06	1.12	1.35	2.46	(d)
Net investment income (loss), net of waivers and reimbursements	1.26	0.86	0.50	0.31	(0.21	)(d)
Net investment income (loss), before waivers and reimbursements	1.26	0.89	0.48	0.06	(1.57	)(d)

	Years Ended December 31,
	2008	2007	2006	2005	2004
Supplemental data:
Net assets at end of year (in thousands)	$360,451	$618,179	$598,375	$250,929	$27,384
Portfolio turnover rate (%)	91	66	79	84	45	(d)

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $(0.07), $0.01, $0.23, $0.27 and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2008, 2007, 2006, 2005 and 2004, respectively.
(c)	Total returns are not annualized for periods less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2008	William Blair Funds 51

Financial Highlights

International Small Cap Growth Fund

Institutional Class Shares

	Years Ended December 31,
	2008	2007	2006	2005(a)
Net asset value, beginning of year	$14.04	$13.43	$11.16	$10.00
Income from investment operations:
Net investment income (loss)(b)	0.03	0.05	(0.01)	—
Net realized and unrealized gain on investments	(7.26)	1.72	2.34	1.16

Total from investment operations	(7.23)	1.77	2.33	1.16
Less distributions from:
Net investment income	—	0.12	0.01	—	(c)
Net realized gain	0.12	1.04	0.05	—

Total distributions	0.12	1.16	0.06	—

Net asset value, end of year	$6.69	$14.04	$13.43	$11.16

Total return (%)	(51.53)	13.53	20.86	11.62	(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.14	1.14	1.25	1.25	(e)
Expenses, before waivers and reimbursements	1.11	1.14	1.31	2.17	(e)
Net investment income (loss), net of waivers and reimbursements	0.28	0.32	(0.12)	0.00	(e)
Net investment income (loss), before waivers and reimbursements	0.32	0.32	(0.18)	(0.92	)(e)

	Years Ended December 31,
	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$291,988	$401,459	$231,969	$50,534
Portfolio turnover rate (%)	78	88	109	127	(e)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $(0.02), $0.05, $0.00, and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes, for the years ended 2008, 2007, 2006 and 2005, respectively.
(c)	Distribution less than $0.01 per share.
(d)	Total returns are not annualized for periods less than one year.
(e)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

52 Annual Report	December 31, 2008

Financial Highlights

Emerging Markets Growth Fund

Institutional Class Shares

	Years Ended December 31,
	2008	2007	2006	2005(a)
Net asset value, beginning of year	$22.07	$19.54	$14.20	$10.00
Income from investment operations:
Net investment income (loss)(b)	0.17	(0.01)	0.02	0.01
Net realized and unrealized gain on investments	(13.74)	7.27	5.44	4.27

Total from investment operations	(13.57)	7.26	5.46	4.28
Less distributions from:
Net investment income	—	0.19	0.01	—
Net realized gain	0.94	4.54	0.11	0.08

Total distributions	0.94	4.73	0.12	0.08

Net asset value, end of year	$7.56	$22.07	$19.54	$14.20

Total return (%)	(61.51)	38.21	38.49	42.82	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.22	1.25	1.25	1.25	(d)
Expenses, before waivers and reimbursements	1.20	1.25	1.32	1.61	(d)
Net investment income (loss), net of waivers and reimbursements	1.08	(0.05)	0.09	0.19	(d)
Net investment income (loss), before waivers and reimbursements	1.10	(0.05)	0.02	(0.17	)(d)

	Year Ended December 31,
	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$385,588	$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)	118	100	113	77	(d)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $(0.09), $0.21, $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes, for the years ended 2008, 2007, 2006 and 2005, respectively.
(c)	Total returns are not annualized for periods less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2008	William Blair Funds 53

Financial Highlights

Emerging Leaders Growth Fund

Institutional Class Shares

	Period Ended 12/31/08(a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.04
Net realized and unrealized gain on investments	(5.26)

Total from investment operations	5.22
Less distributions from:
Net investment income	—	(c)
Net realized gain	—

Total distributions	—

Net asset value, end of period	$4.78

Total return (%)	(52.11	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	(e)
Expenses, before waivers and reimbursements	1.41	(e)
Net investment income (loss), net of waivers and reimbursements	0.70	(e)
Net investment income (loss), before waivers and reimbursements	0.54	(e)

	Period Ended 12/31/08
Supplemental data for all classes:
Net assets at end of period (in thousands)	$46,676
Portfolio turnover rate (%)	151	(e)

(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.
(b)	Excludes $0.00 of PFIC mark to market which is treated as ordinary income for tax purposes for the year ended 2008.
(c)	Distribution less than $0.01 per share.
(d)	Total return is not annualized for periods less than one year.
(e)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

54 Annual Report	December 31, 2008

Financial Highlights

Bond Fund

Institutional Class Shares

	Years Ended December 31,
	2008	2007(a)
Net asset value, beginning of year	$10.00	$10.00
Income from investment operations:
Net investment income	0.50	0.32
Net realized and unrealized gain on investments	(0.31)	0.03

Total from investment operations	0.19	0.35
Less distributions from:
Net investment income	0.47	0.35
Net realized gain	—	—	(b)

Total distributions	0.47	0.35

Net asset value, end of year	$9.72	$10.00

Total return (%)	1.95	3.57	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.35	0.35	(d)
Expenses, before waivers and reimbursements	0.56	0.52	(d)
Net investment income (loss), net of waivers and reimbursements	5.04	5.09	(d)
Net investment income (loss), before waivers and reimbursements	4.83	4.92	(d)

	Years Ended December 31,
	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	74,613	$68,483
Portfolio turnover rate (%)	52	38	(d)

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Distribution is less than $0.01 per share.
(c)	Total returns are not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2008	William Blair Funds 55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Institutional International Growth Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, and Bond Fund (collectively, the “Portfolios”) (six of the Portfolios constituting the William Blair Funds) as of December 31, 2008, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of the William Blair Funds at December 31, 2008, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 19, 2009

56 Annual Report	December 31, 2008

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership; Limited Partner, WB Holdings, L.P. (since November 2008)	18	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Since 2002 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	18	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	18	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	18	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	18	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	18	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman of the U.S. Accenture Foundation Inc.; formerly, Managing Partner of various divisions at Accenture	18	First MetLife Investors Insurance Company

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly Executive Vice President, Morgan Stanley Dean Witter	18	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

December 31, 2008	William Blair Funds 57

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Officers
Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

58 Annual Report	December 31, 2008

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Richard W. Smirl, 1967	Senior Vice President and Chief Compliance Officer	Since 2004	Principal, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	Uhlich Children’s Home

Michael P. Balkin, 1959	Vice President	Since 2008	Associate William Blair & Company, L.L.C.; former Chief Investment Officer, Magnetar Investment Management	N/A

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners.	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all current principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2008	William Blair Funds 59

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund, the William Blair International Small Cap Growth Fund and the William Blair Emerging Markets Growth Fund and the William Blair Bond Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

The following table provides the percentage of the 2008 year end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction %	Qualified Dividend Income %
Institutional International Growth	0.00%	75.85%
Institutional International Equity	0.00%	43.20%
International Small Cap Growth	0.00%	42.24%
Emerging Markets Growth	0.00%	8.29%
Emerging Leaders Growth	0.00%	0.00%
Bond	0.00%	0.00%

In January 2009, you will be advised on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2008.

60 Annual Report	December 31, 2008

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

December 31, 2008	William Blair Funds 61

Fund Expenses (Unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid during Period	Annualized Expense Ratio
Institutional International Growth Fund
Actual return	$1,000.00	$541.60	$3.80	0.98%
Hypothetical 5% return	1,000.00	1,020.21	4.98	0.98%

Institutional International Equity Fund
Actual return	1,000.00	567.30	4.14	1.05%
Hypothetical 5% return	1,000.00	1,019.86	5.33	1.05%

International Small Cap Growth Fund Institutional Shares
Actual return	1,000.00	521.90	4.36	1.14%
Hypothetical 5% return	1,000.00	1,019.41	5.79	1.14%

Emerging Markets Growth Fund Institutional Shares
Actual return	1,000.00	454.40	4.46	1.22%
Hypothetical 5% return	1,000.00	1,019.00	6.19	1.22%

Emerging Leaders Growth Fund Institutional Shares
Actual return (since inception) (b)	1,000.00	497.50	6.13	1.25%
Hypothetical 5% return (6 month period)	1,000.00	1,024.56	6.29	1.25%

Bond Fund Institutional Shares
Actual return	1,000.00	1,009.20	1.77	0.35%
Hypothetical 5% return	1,000.00	1,023.38	1.78	0.35%

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 366 (to reflect the one-half year period).
(b)	For the period March 26, 2008 (Commencement of Operations) until December 31, 2008.

62 Annual Report	December 31, 2008

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Karl W. Brewer, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Richard W. Smirl, Senior Vice President and Chief Compliance Officer

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Michael P. Balkin, Vice President

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

December 31, 2008	William Blair Funds 63

WILLIAM BLAIR FUNDS

INSTITUTIONAL FUNDS

- Institutional International Growth Fund
- Institutional International Equity Fund
- International Small Cap Growth Fund - Institutional Class Shares
- Emerging Markets Growth Fund - Institutional Class Shares
- Emerging Leaders Growth Fund - Institutional Class Shares
- Bond Fund - Institutional Class Shares

WILLIAM BLAIR FUNDS

222 West Adams Street
Chicago, IL 60606
800.742.7272 • www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Donald L. Seeley, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2007 and 2008, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y), billed the Registrant $431,500 and $488,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2007 and 2008, E&Y billed the Registrant $30,000 and $2,500, respectively for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For the fiscal years ended December 31, 2007 and 2008, E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2007 and 2008, E&Y billed the Registrant $100,750 and $90,500, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass through. For the fiscal years ended December 31, 2007 and 2008, E&Y billed William Blair and its control affiliates for the services of $0 and $0, respectively, that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2007 and 2008, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal years ended December 31, 2007 and 2008, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2007 and 2008, E&Y billed the Registrant $100,750 and $90,500, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $22,500 and $0, respectively, in non-audit fees. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence. Such non-audit services primarily pertained to due diligence reviews performed for the Corporate Finance Group and subsidiary tax preparation of William Blair and did not relate to the Registrant’s operations or financial reporting.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 26, 2009

/s/ Terence M. Sullivan

By:	Terence M. Sullivan
Treasurer (Chief Financial Officer)

Date: February 26, 2009